Sold through:
Banc of America
Investment Services, Inc.-TM-
and its subsidiaries and agencies



NATIONS VARIABLE ANNUITY
A TAX-DEFERRED VARIABLE ANNUITY

ANNUAL REPORT



DECEMBER 31, 1999

[LOGO]
HARTFORD LIFE
Issued by: Hartford Life Insurance Company

HARTFORD SMALL COMPANY HLS FUND


------------------------
PORTFOLIO MANAGER
------------------------

[PHOTO]   STEVEN C. ANGELI, CFA
          Vice President
          Wellington Management
          Company, LLP

------------------------
PERFORMANCE OVERVIEW
------------------------

    8/9/96 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Small Company Fund IB         $23,054
Russell 2000                  $16,119

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                                1 YEAR      SINCE INCEPT.*
                                ------      -------------
SMALL COMPANY IB                65.54%         27.90%
RUSSELL 2000                    21.26%         15.10%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Small Company HLS Fund returned 65.54% for the one-year time period ended December 31, 1999, outpacing the Lipper Small Cap VA-UF Average that increased 38.3%.


WHY DID THE FUND PERFORM THIS WAY?

Led by the fastest growth companies, the Russell 2000 Index outperformed the S&P 500 during the year. In fact, 1999, marks the first time in five years that small cap stocks have outperformed large cap stocks. For the one-year period ended December 31, 1999, the Russell 2000 Index advanced 21.3% while the S&P 500 increased 21.0%. This type of relative outperformance was long overdue and makes sense as the valuations for small cap stocks are very attractive and the earnings prospects remain strong. During the year, relative returns were positively impacted by strong stock selection within the technology and healthcare sectors.


WHAT IS YOUR OUTLOOK FOR 2000?

Supported by powerful consumer spending trends, the U.S. economy should post relatively strong growth in 2000. Labor markets will be tight, but inflation will remain benign due to above-average productivity and moderating oil prices. In an environment of solid economic growth and stable inflation, smaller companies should outperform due to their strong earnings prospects and higher growth potential. However, substantially higher rates could lead to multiple compression, as valuations of small company stocks are sensitive to changes in interest rates. While Technology is unlikely to lead the market after last year's stellar performance, we remain very bullish on the sector's long-term prospects.

HARTFORD CAPITAL APPRECIATION HLS FUND


------------------------
PORTFOLIO MANAGER
------------------------

[PHOTO]   SAUL J. PANNELL, CFA
          Senior Vice President
          and Partner
          Wellington Management
          Company, LLP


------------------------
PERFORMANCE OVERVIEW
------------------------

    1/1/89 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Capital Appreciation Fund IB      $59,625
S&P 500                           $53,268

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                             1 YEAR      5 YEAR*    10 YEAR*
                             ------      -------    --------
CAPITAL APPRECIATION IB      37.21%      24.79%      19.55%
S&P 500                      21.03%      28.54%      18.21%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund gained 37.21% for the 1-year period ended December 31, 1999 versus a return of 40.1% for the Lipper Capital Appreciation VA-UF Average.


WHY DID THE FUND PERFORM THIS WAY?

The market continued to broaden, particularly relative to market capitalization. Smaller companies' relative price-to-earnings ratios remain below the overall market's, while relative growth prospects are probably better. The historic disparity in both relative performance and valuations should lead to a further broadening of the market. World economic growth appears stronger than it has been for some time. The leverage in the cyclical sectors of the economy should be substantial, and we suspect that existing earnings estimates for these stocks will have to be revised upward as the year progresses. The technology sector was the star performer for the year as Internet mania infected all sectors of the market. The Fund's performance was again helped by a diverse group of companies, most of these were in the information technology sector.


WHAT IS YOUR OUTLOOK FOR 2000?

Higher interest rates and obvious speculation have increased the overall level of market risk. Flows into equity funds, however, have remained strong, so the current uptrend may continue for a while longer. Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

------------------------
PORTFOLIO MANAGER
------------------------

[PHOTO]   TROND SKRAMSTAD
          Senior Vice President
          and Partner
          Wellington Management
          Company, LLP


------------------------
PERFORMANCE OVERVIEW
------------------------

    7/2/90 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

International Opportunities       $25,633
EAFE GDP Fund IB                  $25,095

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                         1 YEAR     5 YEAR*     SINCE INCEPT.*
INT'L OPPORT. IB         39.61%      15.16%         10.17%
EAFE GDP*                31.02%      16.01%         10.41%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

*THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX


HOW DID THE FUND PERFORM?

In the fourth quarter, the Hartford International Opportunities HLS Fund returned 22.2% bringing the return for the 1-year period ending December 31, 1999 to 39.6% versus a return of 42.9% for the Lipper International VA-UF Average over the same time period.


WHY DID THE FUND PERFORM THIS WAY?

Global equities delivered extraordinary performance during the year, despite rising interest rates. The MSCI EAFE Index led the way with strong European returns. Within Europe, Finland rose a phenomenal 153.3%, while Germany was up a more modest though still strong 20.5%. The UK rose 12.4% for the year. Elsewhere, Japan was up 61.8% on strength in technology and telecom issues. Emerging markets also advanced, led by the Pacific Rim. We continue to favor countries within the euro area and increased our exposure to these countries over the course of the year. Most of the euro area countries stand to benefit from economic growth that we expect will surprise on the upside. In Japan, we trimmed our position due to the lack of any recent initiatives by the government to further accelerate the process of change of the economy. We added selectively to our emerging markets exposure, as these markets should continue to perform well in an environment of improving global growth.


WHAT IS YOUR OUTLOOK FOR 2000?

We will continue to focus on areas that have demonstrated growth or growth acceleration. Continental Europe remains the Fund's largest regional exposure, within which we continue to favor France and Germany. While we continue to like the longer-term outlook for continental Europe, for both cyclical and secular reasons, we believe that emerging markets will benefit the most from an economic upturn and have increased our exposure to selected markets in this area. In addition to favoring the faster growing economies of the world, we also favor some of the faster growing sectors such as information technology, telecommunications, and the internet, which are experiencing strong secular growth trends around the globe. In Japan, we have adopted a cautious stance as we await further evidence of corporate restructuring and continued economic recovery.

HARTFORD STOCK HLS FUND


------------------------
PORTFOLIO MANAGER
------------------------

[PHOTO]   RAND L. ALEXANDER, CFA
          Senior Vice President
          and Partner
          Wellington Management
          Company, LLP


------------------------
PERFORMANCE OVERVIEW
------------------------

    1/1/89 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Stock Fund IB       $53,268
S&P 500             $50,881

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                         1 YEAR       5 YEAR*     10 YEAR*
STOCK IB                 19.57%       28.26%       17.67%
S&P 500                  21.03%       28.54%       18.21%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVELEXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund returned 19.57% for the 12-month period ending December 31, 1999. The Fund's return under performed both the S&P 500 Index (21.0%) and the Lipper Growth VA-UF Average (31.5%). The Fund has outperformed its Lipper peer group over the 3 and 5-year time periods.


WHY DID THE FUND PERFORM THIS WAY?

In 1999, large capitalization growth stocks performed well, as did small and mid-cap growth stocks. Initial public offerings soared to record levels and takeovers reached new heights. Additionally, the Federal Reserve raised interest rates three times in an effort to slow down the pace of the U.S. economy. Somewhat hidden within this euphoria was the fact that once again, only about 30% of the stocks in the S&P 500 outperformed the index. Strong sectors included: electronics, communications equipment, metals and minerals, computer software, oil service and media. The Fund's performance benefited from overweight positions in semiconductors, communications equipment, computer software, oil and service and media and underweight positions in banks and food and beverages. In general, we added value versus the index through both accurate sector weightings and above average stock selection.


WHAT IS YOUR OUTLOOK FOR 2000?

The U.S. economy continues to roll along. Unemployment is at record lows, the Federal budget is in surplus and the political arena seems benign. The major economic regions of the World seem to be recovering from the stagnant period of the last few years. Rising world interest rates could put a damper on further multiple expansion in many of the market's favorite growth names. Given the economic outlook and high valuation levels of growth companies, we believe that a shift to more cyclically oriented stocks at the margin makes sense. We continue to remain cautiously optimistic about the equity market.

HARTFORD DIVIDEND & GROWTH HLS FUND


------------------------
PORTFOLIO MANAGER
------------------------

[PHOTO]   LAURIE A. GABRIEL, CFA
          Senior Vice President
          and Partner
          Wellington Management
          Company, LLP


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/9/94 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Dividend & Growth Fund IB       $35,352
S&P 500                         $27,347

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                         1 YEAR     5 YEAR*    SINCE INCEPT.*
                         ------     -------    --------------
DIVIDEND & GROWTH IB      5.12%      21.85%        18.88%
S&P 500                  21.03%      28.54%        24.25%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund returned 5.12% for the 12-month period ending December 31, 1999 versus the Lipper Equity Income Average return of 3.3% over the same time period. The Fund's performance has exceeded that of its Lipper peer group average over the 3 & 5-year periods.

WHY DID THE FUND PERFORM THIS WAY?

With the strength in the technology sector, it's not surprising that growth again outperformed value (Russell 1000 Growth Index total return 25% versus the Russell 1000 Value Index total return 5%). Our long-term positions within the Health Care, Finance and Industrial/Commercial sectors were strong contributors to the Fund's performance.


WHAT IS YOUR OUTLOOK FOR 2000?

We will continue to maintain a long-term view on stock selection and sector representation. In line with our dividend-oriented style, we continue to be underweight in the information technology sector. Our stock positions have an above-average yield and below average P/E and beta. Relative to the market, the Fund should continue to exhibit these value-oriented characteristics over time.

HARTFORD ADVISERS HLS FUND


--------------------------
 PORTFOLIO MANAGER
--------------------------

   RAND L. ALEXANDER, CFA   [PHOTO]
    Senior Vice President
              and Partner
    Wellington Management
             Company, LLP

[PHOTO]   PAUL D. KAPLAN
          Senior Vice President
          and Partner
          Wellington Management
          Company, LLP


------------------------
PERFORMANCE OVERVIEW
------------------------

    1/1/89 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Advisers Fund IB        $53,268
S&P 500                 $36,355
Lehman Govt/Corp        $20,909

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                        1 YEAR        5 YEAR*      10 YEAR*
                        ------        -------      --------
ADVISERS IB              10.39%        20.54%       13.78%
S&P 500                  21.03%        28.54%       18.21%
LEHMAN GOVT/CORP         -2.15%         7.61%        7.65%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund returned 10.39% for the 12-month period ending December 31, 1999 versus the Lipper Flexible VA-UF Average return of 12.1%. The Fund's performance has significantly exceeded its Lipper peer group over the 3 and 5-year periods.


WHY DID THE FUND PERFORM THIS WAY?

We have gradually increased our equity exposure in response to favorable fundamentals; however, we remain cautious to the possible negative effects resulting from more interest rate hikes. The equity portion of the Fund's performance benefited from overweight positions in semiconductors, communications equipment, computer software, oil and service and media and underweight positions in banks and food and beverages. In general, we added value versus the index through both accurate sector weightings and above average stock selection. The bond market provided mixed results in 1999 with the corporate and mortgage backed sectors leading the way. We continue to maintain substantial positions in both corporate and mortgage backed bonds, positions that clearly helped performance during 1999.


WHAT IS YOUR OUTLOOK FOR 2000?

For 2000, the critical issue for the direction of interest rates is precisely the same as it was during 1999, the pace of the U.S. economy. It is likely that the Fed will continue to pay primary attention to real growth. We do not believe a radical upward move in the Fed Funds rate is either necessary or desirable and that a peak in long-term interest rates is not far off. We will likely begin to slowly add longer bond positions to the portfolio in anticipation to an end to the current round of Fed tightening. By gradually adjusting the weighting between stocks, bonds, and cash we will continue to use our expectations of market developments to produce attractive returns.

HARTFORD BOND HLS FUND


--------------------------
 PORTFOLIO MANAGER
--------------------------

[PHOTO]   ALISON D. GRANGER, CFA
          Senior Vice President
          The Hartford Investment
          Management Company (HIMCO)


------------------------
PERFORMANCE OVERVIEW
------------------------

    1/1/89 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Bond Fund IB            $20,059
Lehman Govt/Corp        $20,909

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                          1 YEAR     5 YEAR*    10 YEAR*
                          ------     -------    --------
BOND IB                   -2.19%      7.48%      7.21%
LEHMAN GOVT/CORP          -2.15%      7.61%      7.65%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund Class IB shares placed in the 72nd percentile of its Lipper peer group for the twelve-months ended December 31, 1999, producing a total return of -2.19% versus the -1.57% return of the Lipper Corporate Debt "BBB" rated Variable Annuity Underlying Fund Universe.



WHY DID THE FUND PERFORM THIS WAY?

 - The Fund's increased weightings in mortgage passthroughs contributed positively to its performance relative to the market, as these securities out performed the corporate market during the third and fourth quarters.

 - The Fund's overweighted position in commodity-related fixed income securities had a positive impact on Fund performance, as many of these companies staged a comeback from their 1998 lows.

 - The Fund's holdings in short-dated corporate issues acquired during the height of the market's Y2K concern aided portfolio performance during the second half of the year when concerns about the transition into the new year abated.



WHAT IS YOUR OUTLOOK FOR 2000?

With the domestic economy firing on all cylinders and the isolated events of 1998's Russian default and last year's Y2K apprehension now behind us, we believe that the Federal Reserve will tighten more aggressively this year. Our portfolio positioning as we enter 2000 includes a shorter average maturity than the market. We will increase our emphasis on the mortgage sector for two reasons: The large percentage of the market which is trading at a discount to par value and the favorable supply/demand balance which our traders currently forecast. Among investment grade and high yield corporate issues, we will continue to emphasize those securities that will benefit from rising global economic growth, including the commodity-related issues mentioned above. We underweight most consumer and financial-related issues, as these industries are likely to experience greater fundamental challenges in a rising rate environment.

NATIONS BALANCED ASSETS PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

VALUE MANAGEMENT TEAM,
TRADESTREET INVESTMENT ASSOCIATES, INC.(1)


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                       [GRAPH]

Nations Balanced        $13,660
Assets Portfolio
S&P 500                 $10,647
Lehman Aggregate         $9,918

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                                1 YEAR   SINCE INCEPT.*
                                ------   --------------
NATIONS BALANCED ASSETS          1.44%      -0.47%
S&P 500                         21.03%      19.34%
LEHMAN AGGREGATE BOND INDEX*    -0.82%       3.62%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS BALANCED ASSETS PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE PORTFOLIO PERFORM?

Nations Balanced Assets Portfolio's total return for the year was 1.44%, compared with the 21.03% return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500)(2) and the - 0.82% of the Lehman Aggregate Bond Index(3). The equity market overwhelmingly favored growth stocks over value stocks in 1999. Illustrating this point is the performance of two style benchmarks - for the year, the Russell 1000 Growth Index returned more than 4 times that of the Russell 1000 Value Index(4).

The fixed income portion of the Portfolio did not add to overall performance as fixed income securities struggled in a rising interest rate environment.



WHY DID THE PORTFOLIO PERFORM THIS WAY?

Since the first interest rate hike by the Federal Reserve Board (the Fed) on June 30, the market's performance reminded us of a Force 5 tornado: unbelievably powerful, leaving extraordinary damage in its wake. As illustrated, growth stock performance shocked value investors with its incredible success in 1999. But, as strategists noted and a few investors realized, instead of the 20% return for the S&P 500, the average index stock, excluding technology, gained just 2%. The huge disparity between the performance of the Russell 1000 Growth Index and the Russell 1000 Value Index was essentially the result of the technology sector with help from mega-capitalization companies WAL-MART STORES, HOME DEPOT and GENERAL ELECTRIC. All together, one sector and three stocks represented 86% of the performance difference between the styles.

Nations Balanced Asset Portfolio's equity investment philosophy is that a portfolio of undervalued companies exhibiting low price/earnings ratios with a catalyst for improvement should, over time, outperform the market while incurring lower than market risk.

The discipline's valuation factors (low price to earnings, low price to book) proved to be decidedly negative elements as the market exhibited the phenomena known as GAAP investing ("growth at any price"). Additionally, the market favored the largest companies. Because many mega-capitalization companies' valuations are extended relative to historical norms, the Portfolio's holdings during 1999 were typically companies with smaller market capitalizations than the S&P 500 average. This posture proved to be out of favor during the year.

In terms of fixed income performance, 1999 was the worst year in 70 years for the 30-year U.S. Treasury bond, which posted a return of -14.89%. The Lehman Aggregate Bond Index returned -.82%, for only its second yearly loss in history. The fourth quarter provided an ugly close to an already disappointing year. Interest rates


(1) As of January 18, 2000, the Value Management Team changed its name to the Value Strategies Team and TradeStreet Investment Associates, Inc. became Banc of America Capital Management, Inc.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(3) The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.
(4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values relative to the Russell 1000 Index as a whole. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values relative to the Russell 1000 Index as a whole.

NATIONS BALANCED ASSETS PORTFOLIO


rose sharply as the market began to accept that the Fed had more tightening work to do before the U.S. economy would fall back within a sustainable growth path. The Portfolio's fixed income holdings slightly underperformed the Lehman Aggregate Bond Index for the year. This underperformance was due primarily to an underweighting of corporate bonds and mortgage-backed securities during the year versus the Index.



WHAT IS YOUR OUTLOOK FOR 2000?(5)

Looking forward, the fixed income markets are clearly focused on the Fed. With the expected passing of Y2K concerns, the Fed should be looking at the continued above-trend growth of the U.S. economy as well as the current lofty levels of the equity markets in setting interest rates in 2000. The market is expecting at least one-half of a percentage point of further tightening, and is nervous about the possibility of even more. With this uncertainty regarding the level of interest rates, the year 2000 looks to be another challenging one for fixed income managers.

In the equity markets, it is important to recognize the extraordinary and likely short-term nature of the market's current returns as well as the circumstances driving that performance. Strategically, the equity portion of the Portfolio has maintained a cyclical tilt, owning stocks that are sensitive to economic strength, since the late spring of 1999. This strategy is supported by both strong economic data and solid traditional valuation measures.

The domestic economy continues to remain strong as witnessed by the strongest holiday sales in seven years and improved consumer confidence. Globally, leading indicators in Canada, Japan, France and the Netherlands, and the United Kingdom are strong. Asia, ex-Japan, seems to have bottomed and the region may once again roar as the U.S. and China made significant progress on World Trade Organization issues. Also, support for firmer commodity prices is building as evidenced by price increases in pulp, paper, aluminum, nickel, zinc, steel, petrochemical feed stocks, oil, freight, labor, selective engineering and construction services, cans and fructose. These factors and increased overall global economic strength should create a favorable economic backdrop for domestic value oriented stocks such as INTERNATIONAL PAPER, NUCOR CORPORATION and EXXON MOBIL CORPORATION, among others.

Entering the year 2000, the Portfolio is most overweighted in the basic materials, energy and finance sectors because we think the valuations in these sectors are compelling from a "bottom up" perspective. The Portfolio is most underweighted in technology, health care and consumer staples as the majority of stocks in these areas are overvalued within the framework of the value discipline.

Some of the companies considered most attractive within the overweighted sectors include, as noted, INTERNATIONAL PAPER and NUCOR in the basic materials sector; ROYAL DUTCH PETROLEUM and EXXON in the energy sector; and CITIGROUP, INC., CHASE MANHATTAN, THE BANK OF NEW YORK and FLEETBOSTON FINANCIAL in the finance sector. All of the above companies offer attractive valuations with solid improving earnings potential. They are undervalued relative to their peers in the same industry as well as to the market.(6)


(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(6) Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS DISCIPLINED EQUITY PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

STRUCTURED PRODUCTS MANAGEMENT TEAM,
TRADESTREET INVESTMENT ASSOCIATES, INC.(1)


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                               [GRAPH]

Nations Disciplined Equity       $13,660
S&P 500                          $11,682

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                                1 YEAR     SINCE INCEPT.*
                                ------     --------------
NATIONS DISCIPLINED EQUITY       9.75%         9.20%
S&P 500                         21.03%        19.34%
---------------------------------------------------------------
---------------------------------------------------------------

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS DISCIPLINED EQUITY PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the year, Nations Disciplined Equity Portfolio's performance was disappointing; returning 9.75% compared with its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P 500)(2), which returned 21.03%. We have recently announced changes to the Portfolio's investment objective and principal strategies to better serve our shareholders.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

The primary sources of underperformance were market capitalization and style, i.e., the Disciplined Equity investment process model's valuation component. Since the first interest rate hike by the Federal Reserve Board on June 30, the market's performance reminded us of a Force 5 tornado: unbelievably powerful, leaving extraordinary damage in its wake. As illustrated, growth stock performance shocked value investors with its incredible success in 1999. But, as strategists noted and a few investors realized, instead of the 20% return for the S&P 500, the average index stock, excluding technology, gained just 2%. The huge disparity between the performance of the Russell 1000 Growth Index and the Russell 1000 Value Index(4) was essentially confined to the technology sector with help from mega-capitalization companies WAL-MART STORES, HOME DEPOT and GENERAL ELECTRIC. All together, one sector and three stocks represented 86% of the performance difference between the styles.

In addition to style, the Portfolio's capitalization proved to be a significantly negative factor during the year. The largest 100 stocks within the S&P 500 comprise over 70% of the Index's market capitalization. The Portfolio was postured away from the largest stocks and this positioning was detrimental to results.

The financial sector was the largest positive contributor to performance in 1999. The portfolio's sector return posted a 25% gain while the Index sector advanced less than 5%. Most of the Portfolio's financial holdings responded favorably but positions in MORGAN STANLEY DEAN WITTER, CAPITAL ONE, MGIC INVESTMENT CORP and AMERICAN INTERNATIONAL GROUP did particularly well, advancing 100%, 45%, 50% and 35%, respectively.

Though the broad health care sector was under pressure in 1999 due to rising interest rates and a less than favorable business environment, the Portfolio's holdings in Biogen and Allergan followed strong earnings momentum and advanced 40% and 55% respectively. As a result, the Portfolio's health care holdings outperformed the Index sector +8.5% vs. -9.5% over the year.

The Portfolio's worst performing sector during 1999 was technology. Positions in ADAPTEC, LEXMARK, ALTERA, and COMPUTER SCIENCES responded well to positive earn-

(1) As of January 18, 2000, the Structured Products Management Team changed its name to the Quantitative Strategies Team and TradeStreet Investment Associates, Inc. became Banc of America Capital Management, Inc.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(3) Portfolio characteristics are subject to change and may not be representative of current characteristics.

(4) The Russell 1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values relative to the Russell 1000 Index as a whole. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-booK ratios and lower forecasted growth values relative to the Russell 1000 Index as a whole.

ings surprises generated by strong product sales (up 75%, 80%, 60% and 40% respectively), but failed to make a dent in relative performance. In the S&P 500 technology sector, GAAP investing ("growth at any price") was quite evident as several of the companies referenced above were technology stocks that advanced between 100 and 300% for the full year. Not owning them was detrimental to performance. These companies average $160 billion in market cap, are trading at 125 times next year's projected earnings and are expected to grow longer term revenue and earnings about 30%. The discipline's balance between growth and value factors acted as a performance penalty in 1999.


WHAT IS YOUR OUTLOOK FOR 2000?(5)

Many of the positive factors supporting the market remain in place as we enter 2000. But valuation measures indicating that the market is expensive, along with rising interest rates, are of some concern. We note as well that our disappointment with last year's results has led us to change the Portfolio's investment objective, effective May 1, 2000, to one seeking capital appreciation. The Portfolio's principal investment strategies and name will also be changed at the same time. We intend Nations Aggressive Growth Portfolio - the Portfolio's new name - to better serve your interests.









(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL GROWTH PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

BRIAN O'NEILL,
GARTMORE GLOBAL PARTNERS


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                            [GRAPH]

Nations International       $14,750
Growth EAFE                 $13,282

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                               1 YEAR     SINCE INCEPT.*
                               ------     --------------
NATIONS INTERNATIONAL GROWTH    43.05%       24.60%
EAFE                            26.98%       17.45%

*Cumulative Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS INTERNATIONAL GROWTH PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE PORTFOLIO PERFORM?

The Portfolio rose 43.05% in the 12 months ended December 31, 1999, compared to a 26.98% rise in the MSCI EAFE Index(1) in U.S. dollar terms, thereby strongly outperforming the Index return.



WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The substantial outperformance was almost entirely attributable to stock selection, with the Portfolio's telecommunications and technology stocks in all the major regions registering strong rises in comparison to the Index. These stocks were identified using the Portfolio's "bottom up" selection process. For example, the U.K. computer games manufacturer EIDOS Ord. rose by 347.1% in U.S. dollar terms relative to the Index, due to the extraordinary popularity of its games characters which has led to very strong demand. Finland's NOKIA was in second place with a 135.3% outperformance in U.S. dollar terms, reflecting both the sharp increase in mobile telecomm usage throughout 1999 and the company's position as the global leader in the design and supply of mobile handsets. Japan's SHARP CORPORATION registered an outperformance over the 12-month period of 125.8% in U.S. dollar terms. Sweden's ERICSSON (+119.1% in U.S. dollar terms versus the Index) was also a top performer, reflecting its dominant position in the supply of leading-edge wireless data transmission equipment. The benefits from the strong upsurge in telecommunications stocks spread to other regions, such as Latin America, where Brazil's TELE NORTE LESTE (+63.7% in U.S. dollar terms versus the Index) contributed positively to the Portfolio's performance. The strong showing of these and other select growth stocks more than offset a weak showing from financials such as BANK OF IRELAND ORD. and pharmaceuticals such as NOVARTIS AG.


WHAT IS YOUR OUTLOOK FOR 2000?(3)

Looking forward, we expect international equity markets to be supported by accelerating economic activity in 2000. In Europe, the economic outlook remains positive although the prospect of rising interest rates in the near term remains a concern. Across the regions, we are upbeat on the outlook for telecommunications equipment and services companies over the next few years as next generation mobile telecomm handsets, broadband Internet access and digital television are rolled out. However, we will continue to emphasize companies with excellent prospects for positive unexpected earnings, which we believe is the key to share price outperformance. The Portfolio remains focused in Europe, although we continue to seek growth opportunities in Japan, the Pacific ex-Japan region and Emerging Markets.

INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.


(1) The Morgan Stanley Capital International EAFE Index is an unmanaged index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio holdings are subject to change and may not be representative of current holdings.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MANAGED INDEX PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

STRUCTURED PRODUCTS MANAGEMENT TEAM,
TRADESTREET INVESTMENT ASSOCIATES, INC.(1)


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                           [GRAPH]

Nations Managed Index      $13,660
S&P 500                    $13,174

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                           1 YEAR      SINCE INCEPT.*
                           ------      --------------
NATIONS MANAGED INDEX       18.27%        16.88%
S&P 500                     21.03%        19.34%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MANAGED INDEX PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE PORTFOLIO PERFORM?

Nations Managed Index Portfolio underperformed the Standard & Poor's 500 Composite Stock Price Index (S&P 500)(2) in a very difficult equity market. The Index returned 21.03% compared with the Portfolio's return of 18.27%. The trend from 1998 continued into 1999 as growth stocks outperformed value stocks, as defined by the S&P/BARRA style indexes, by a wide margin. And, market leadership continued to be very narrow as the technology sector moved much higher in 1999, a year in which investors ignored valuations and chased momentum.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

It was a difficult year for any
manager who was not overweight in technology stocks. The S&P 500 was up over 21% for the year, but if the technology sector is excluded, the remainder of the S&P was only up about 2%. Close to half of the stocks in the Index had negative returns during 1999. In this environment, the fundamental factors that the Managed Index process uses to measure a company's prospects for the future were overcome by the "buy at any price" approach of many investors. The Portfolio was underweight in the technology sector which caused much of its underperformance.

Our stock selection process involves studying a variety of factors that have historically proven to be powerful indicators of the future performance of stocks. These factors are each useful in isolation, as well as when combined with each other. One of the objectives of this process is to take into consideration the price the Portfolio is paying for the stocks that it acquires. While the Portfolio will have some representation in a wide range of stocks for risk control, it will tend to be underweight in stocks that are considered expensive. In the long run we believe this is a good strategy, but during 1999 overvalued companies outperformed the markets, becoming even more overvalued in the process. This phenomenon was present in many sectors, but was most prominent among technology stocks. It is the valuation influence of the process that resulted in the Portfolio's below market representation in the technology sector.

The flip side of valuation considerations is that the Portfolio was overweight in the utilities sector. This exposure was also detrimental to performance, and was driven by the same aspects of our process that determined the Portfolio's technology exposure. These weighting differences relative to the Index, while small, were still significant contributors to the Portfolio's results.


WHAT IS YOUR OUTLOOK FOR 2000?(4)

Many of the positive factors supporting the market remain in place as we enter 2000. But valuation measures indicating that the market is expensive, along with rising interest rates, are of some concern. At the same time, rising rates could help temper the single-minded enthusiasm for anything that is a technology play, resulting in a welcome broadening of the market which should give our stock selection process better opportunities to deliver the kind of relative performance that we expect.


(1) As of January 18, 2000, the Structured Products Management Team changed its name to Quantitative Strategies Team and TradeStreet Investment Associates, Inc. became Banc of America Capital Management, Inc.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

(3) Portfolio characteristics are subject to change and may not be representative of current characteristics.

(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MANAGED SMALLCAP INDEX PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

STRUCTURED PRODUCTS MANAGEMENT TEAM,
TRADESTREET INVESTMENT ASSOCIATES, INC.(1)


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.
                               [GRAPH]

Nations Managed SmallCap       $9,991
S&P 600                        $9,602

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                             1 YEAR    SINCE INCEPT.*
                             ------    --------------
NATIONS MANAGED SMALLCAP       5.92%       -2.27%
S&P 600                       12.43%       -0.05%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MANAGED SMALLCAP INDEX PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE PORTFOLIO PERFORM?

Nations Managed SmallCap Index Portfolio underperformed the Standard & Poor's SmallCap 600 Index (the S&P 600 Index)(2) in a very difficult equity market. The Index returned 12.43% compared with the Portfolio's return of 5.92%. The trend from 1998 continued into 1999 as small-capitalization growth stocks outperformed small-capitalization value stocks by 16.5% as defined by the S&P/BARRA style indexes. Most of this differential was caused by the technology sector, which moved much higher in 1999, a year in which many investors ignored valuation and chased momentum. We have recently announced changes to the Portfolio's investment objective and principal strategies to better serve our shareholders.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

It was a difficult year for any manager who was not overweight in technology stocks. In 1999, the S&P 600 Index returned 12.43%. If technology stocks are excluded, the Index was essentially flat. If we also exclude E Trade Group, an internet brokerage company typically included in the financial sector, the remaining securities in the S&P 600 Index would have a negative return for the year. In this environment, the fundamental factors that the Managed Index process uses to measure a company's prospects for the future were overcome by the "buy at any price" approach of many investors. The Portfolio was underweight in the technology sector and E Trade Group, which caused the majority of the underperformance.

Our stock selection process involves studying a variety of factors that have historically proven to be powerful indicators of the future performance of stocks. These factors are each useful in isolation, as well as when combined with each other. One of the objectives of this process is to take into consideration what price the Portfolio is paying for the stocks that it acquires. While the Portfolio will have some representation in a wide range of stocks for risk control, it will tend to be underweight in stocks that are considered expensive. In the long run we believe this is a good strategy, but during 1999 overvalued companies outperformed the market, becoming even more overvalued in the process. This phenomenon was present in many sectors, but was most prominent among technology stocks. It is the valuation influence of the process that resulted in the Portfolio's below market representation in the technology sector.


WHAT IS YOUR OUTLOOK FOR 2000?(4)

It was good to see small capitalization stocks participate more fully in the bull market during 1999. While rising interest rates are a concern, relative to the large-capitalization market, we believe smaller stocks should deliver good performance. In addition, rising rates could help temper the single-minded enthusiasm for anything that is a technology play, resulting in a welcome broadening of the market. We note as well that our disappointment with last year's results has led us to change the Portfolio's investment objective, effective May 1, 2000, to one seeking investment results that (before fees and expenses) correspond to the total return of the S&P 600 Index. The Portfolio's principal investment strategies and name will also be changed at the same time. We intend Nations SmallCap Index Portfolio - the Portfolio's new name - to better serve your interests.


(1) As of January 18, 2000, the Structured Products Management Team changed its name to Quantitative Strategies Team and TradeStreet Investment Associates, Inc. became Banc of America Capital Management, Inc.

(2) The Standard & Poor's SmallCap 600 Index is a market-capitalization weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.

(3) Portfolio characteristics are subject to change and may not be representative of current characteristics.

(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

NATIONS VALUE PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

VALUE MANAGEMENT TEAM,
TRADESTREET INVESTMENT ASSOCIATES, INC.(1)


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                            [GRAPH]

Nations Value Portfolio     $13,660
S&P 500                     $10,710

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                                1 YEAR   SINCE INCEPT.*
                                ------   --------------
NATIONS VALUE PORTFOLIO          2.50%       3.96%
S&P 500                         21.03%      19.34%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS VALUE PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE PORTFOLIO PERFORM?

Nations Value Portfolio's total return for the year was 2.50%, compared with the 21.03% return of the Standard & Poor's Composite 500 Stock Price Index (S&P 500 Index)(2). The equity market environment overwhelmingly favored growth stocks over value stocks in 1999. Illustrating this point is the performance of two style-oriented benchmarks - for the year the Russell 1000 Growth Index(3) returned more than 4 times that of the Russell 1000 Value Index(4).


WHY DID THE PORTFOLIO PERFORM THIS WAY?

Since the first interest rate hike by the Federal Reserve Board on June 30, the market's performance reminded us of a Force 5 tornado: unbelievably powerful, leaving extraordinary damage in its wake. As illustrated, growth stock performance shocked value investors with its incredible success in 1999. But, as one strategist noted and few investors realized, "instead of the 20% return for the S&P 500, the average index stock, excluding technology, gained just 2%." The huge disparity between the performance of the Russell 1000 Growth Index and the Russell 1000 Value Index was essentially the result of the technology sector with help from mega-capitalization companies WAL-MART STORES, HOME DEPOT and GENERAL ELECTRIC. All together, one sector and three stocks represented 86% of the performance difference between the styles.

Nations Value Portfolio's investment philosophy is that a portfolio of undervalued companies exhibiting low price/earnings ratios with a catalyst for improvement should, over time, outperform the market while incurring lower than market risk.

The discipline's valuation factors (low price to earnings, low price to book) proved to be decidedly negative elements as the market exhibited the phenomena known as GAAP investing ("growth at any price"). Additionally, the market favored the largest companies. Because many mega-capitalization companies' valuations are extended relative to historical norms, the Portfolio's holdings during 1999 were typically companies with smaller market capitalizations than the S&P 500 average. This posture proved to be out of favor during the year.


(1) As of January 18, 2000, the Value Management Team changed its name to the Value Strategies Team and TradeStreet Investment Associates, Inc. became Banc of America Capital Management, Inc.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

(3) The Russell 1000-Registered Trademark- Growth Index measures the performance of those Russell 1000 companies with higheR price-to-book ratios and higher forecasted growth values relative to the Russell 1000 Index as a whole.

(4) The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-booK ratios and lower forecasted growth values relative to the Russell 1000 Index as a whole. The Indexes are unmanaged and unavailable for investment.

NATIONS VALUE PORTFOLIO


WHAT IS YOUR OUTLOOK FOR 2000?(5)

It is important to recognize the extraordinary and likely short-term nature of the market's current returns as well as the circumstances driving that performance. Strategically, the Portfolio has maintained a cyclical tilt, owning stocks that are sensitive to economic strength, since the late spring of 1999. This strategy is supported by both strong economic data and solid traditional valuation measures.

Looking forward, the domestic economy continues to remain strong as witnessed by the strongest holiday sales in seven years and improved consumer confidence. Globally, leading indicators in Canada, Japan, France and the Netherlands, and the United Kingdom are strong. Asia, ex-Japan, seems to have bottomed and the region may once again roar as the U.S. and China made significant progress on World Trade Organization issues. Also, support for firmer commodity prices is building as evidenced by price increases in pulp, paper, aluminum, nickel, zinc, steel, petrochemical feed stocks, oil, freight, labor, selective engineering and construction services, cans and fructose. These factors and increased overall global economic strength should create a favorable economic backdrop for domestic value oriented stocks such as INTERNATIONAL PAPER, NUCOR CORPORATION and EXXON MOBIL CORPORATION, among others.

Entering the year 2000, the Portfolio is most overweighted in the basic materials, energy and finance sectors because we think the valuations in these sectors are compelling from a "bottom up" perspective. The Portfolio is most underweighted in technology, health care and consumer staples as the majority of stocks in these areas are overvalued within the framework of the value discipline.

Some of the companies considered most attractive within the overweighted sectors include, as noted, INTERNATIONAL PAPER and NUCOR in the basic materials sector; ROYAL DUTCH PETROLEUM and EXXON in the energy sector; and CITIGROUP, INC., CHASE MANHATTAN, THE BANK OF NEW YORK and FLEETBOSTON FINANCIAL in the finance sector. All of the above companies offer attractive valuations with solid improving earnings potential. They are undervalued relative to their peers in the same industry as well as to the market.(6)

Based on the compelling undervaluation of the companies held in the portfolio, we believe Nations Value Portfolio remains an attractive, timely investment opportunity for investors seeking long term capital growth.


(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(6) Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

THOMAS F. MARSICO,
MARSICO CAPITAL MANAGEMENT, LLC


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                                 [GRAPH]

Nations Marsico Growth & Inc.    $18,891
S&P 500                          $13,660

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                                   1 YEAR   SINCE INCEPT.*
                                   ------   --------------
NATIONS MARSICO GROWTH & INCOME    55.10%      43.33%
S&P 500                            21.03%      19.34%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO GROWTH & INCOME PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.



HOW DID THE PORTFOLIO PERFORM?

Over the past year, the Portfolio significantly outperformed the Standard & Poor's 500 Composite Stock Price Index (S&P 500)1, the Portfolio's primary equity benchmark. For the 12 months ended December 31, 1999 Nations Marsico Growth & Income Portfolio gained 55.10%. The S&P 500 for the same period returned 21.03%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's investment strategies were well positioned from a macroeconomic outlook. This included being invested in some of the better performing sectors, industries and individual stocks.

The Portfolio has been well represented in the technology sector through its holdings in companies such as QUALCOMM, INC., EMC CORPORATION, CISCO SYSTEMS, INC. and SUN MICROSYSTEMS, INC. -- which produced strong gains in the year. However, the Portfolio had a variety of positive contributors to performance outside the technology arena as well, including CITIGROUP, INC., GENENTECH, INC., SPRINT CORPORATION PCS, GENERAL ELECTRIC COMPANY, AMERICA ONLINE, INC. and TIFFANY & CO. Retail stocks such as HOME DEPOT and WAL-MART STORES also continued to perform very well for the Portfolio.

Given the underlying strength of the Portfolio's investment results, there were -- fortunately -- relatively feW areas that detracted from returns. However, certain financial services positions struggled. In addition, positions in health care were reduced, as were several energy-related holdings.


WHAT IS YOUR OUTLOOK FOR 2000?(3)

Our overall macroeconomic outlook remains positive. We believe there is good potential for strong equity returns in 2000. There are several primary factors that, in our opinion, help create an overall favorable investing backdrop for equities. These include productivity gains associated with technological advancements, a strong U.S. consumer, higher-than-expected Federal budget surpluses and the expected escalation of free trade.


(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

(2) Portfolio holdings are subject to change and may not be representative of current holdings.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO


--------------------------
 PORTFOLIO MANAGER
--------------------------

THOMAS F. MARSICO,
MARSICO CAPITAL MANAGEMENT, LLC


------------------------
PERFORMANCE OVERVIEW
------------------------

    3/27/98 - 12/31/99
    GROWTH OF A $10,000 INVESTMENT.

                                 [GRAPH]

Nations Focused Equities         $19,951
S&P 500                          $13,660

---------------------------------------------------------------
---------------------------------------------------------------
RETURNS AS OF 12/31/99

                                1 YEAR   SINCE INCEPT.*
                                ------   --------------
NATIONS FOCUSED EQUITIES        53.28%      47.83%
S&P 500                         21.03%      19.34%

*Annualized Returns

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO. (THE RETURNS INCLUDE THE PORTFOLIO LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

Over the past year, the Portfolio significantly outperformed the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1), the Portfolio's primary equity benchmark. For the 12 months ended December 31, 1999 Nations Marsico Focused Equities Portfolio gained 53.28%. The S&P 500 for the same period returned 21.03%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's investment strategies were well positioned from a macroeconomic outlook. This included being invested in some of the better performing sectors, industries and individual stocks.

The Portfolio was well represented in the technology sector through its holdings in companies such as QUALCOMM, INC., EMC CORPORATION, CISCO SYSTEMS, INC. and SUN MICROSYSTEMS, INC. -- which produced strong gains for the year. However, the Portfolio had a variety of positive contributors to performance outside the technology arena as well, including CITIGROUP, INC., GENENTECH, INC., SPRINT CORPORATION PCS, GENERAL ELECTRIC COMPANY, AMERICA ONLINE, INC. and TIFFANY & CO. Retail stocks such as HOME DEPOT and WAL-MART STORES also continued to perform very well for the Portfolio.

Given the underlying strength of the Portfolio's investment results, there were -- fortunately -- relatively feW areas that detracted from returns. However, certain financial services positions struggled. In addition, positions in health care were reduced, as were several energy-related holdings.


WHAT IS YOUR OUTLOOK FOR 2000?(3)

Our overall macroeconomic outlook remains positive. We believe there is good potential for strong equity returns in 2000. There are several primary factors that, in our opinion, help create an overall favorable investing backdrop for equities. These include productivity gains associated with technological advancements, a strong U.S. consumer, higher-than-expected Federal budget surpluses and the expected escalation of free trade.


(1) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.

(2) Portfolio holdings are subject to change and may not be representative of current holdings.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

IF YOU'D LIKE TO WRITE
US, PLEASE SEND YOUR
NOTE OR LETTER TO
ONE OF THE FOLLOWING
ADDRESSES:


BY REGULAR MAIL:
Hartford Life, Inc.
Attention: IPS
P.O. Box 5085
Hartford, CT 06102-5085

BY E-MAIL ON THE INTERNET:
lifeinfo@thehartford.com

ISSUER:
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:
Hartford Securities Distribution Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

[LOGO]

INVESTMENT MANAGERS:
    HL Investment Advisors, Inc.
    P.O.Box2999
    Hartford,CT06104-2999

    INVESTMENT SUB-ADVISERS:
    Hartford Investment Management Company (HIMCO)
    P.O. Box 1744
    Hartford, CT 06114-1744

    Wellington Management Company, LLP
    75 State Street
    Boston, MA 02109

    Banc of America Advisors, Inc.
    101 S. Tryon Street, 33rd Floor
    Charlotte, NC 28255

    INVESTMENT SUB-ADVISERS:
    Gartmore Global Partners
    101 S. Tryon Street, 10th Floor
    Charlotte, NC 28255

    Marsico Capital Management, LLC
    1200 17th Street
    Denver, CO 80202

    Banc of America
    Capital Management, Inc.
    101 S. Tryon Street, 9th Floor
    Charlotte, NC 28255

    AIM Advisors, Inc.
    11 Greenway Plaza, Suite 100
    Houston, Texas 77046-1173

The Nations Variable Annuity is a flexible premium variable annuity issued by Hartford Life Insurance Company, Simsbury, CT (Countrywide: HL-VA99; FL:
HL-VA99FL; NY: HL-VACRT94NY, NC: HL-VA9920P, OR: HL-VA99OR; TX: HL-VA99TX and HL-VA99ODBTX). The Nations Variable Annuity is under written and distributed by Hartford Securities Distribution Company, Inc.

This material is authorized for distribution only when preceded or accompanied by a current prospectus and current Nations Variable Annuity performance sheet. Please read the prospectus carefully before investing or sending money.

NATANN-2-00-1189     Printed in U.S.A. (C) 2000 TheHartford, Hartford, CT 06115

Hartford Life Insurance Company
P.O. Box 5085
Hartford, CT 06102-5085

--------------------------------------------------------------------------------
 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------
  FUNDS
  ----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS IA SHARES TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                        1999    1998    1997    1996    1995    1994    1993    1992    1991    1990     1989
  ----------------------------------------------------------------------------------------------------------------------------

  Stock..............................  19.78%  33.47%  31.38%  24.37%  34.10%  (1.89)% 14.34%  10.04%  24.58%   (3.87)% 26.02%
  Bond...............................  (2.02)   8.15   11.35    3.52   18.49   (3.95)  10.24    5.53   16.43     8.39   12.10
  Money Market.......................   4.89    5.25    5.31    5.19    5.74    3.95    2.94    3.63    6.01     8.09    9.10
  Advisers...........................  10.59   24.66   24.51   16.59   28.34   (2.74)  12.25    8.30   20.33     1.26   21.72
  Capital Appreciation...............  37.46   15.48   22.34   20.70   30.25    2.50   20.80   16.98   53.99   (10.90)  24.11
  Mortgage Securities................   1.52    6.72    9.01    5.07   16.17   (1.61)   6.31    4.64   14.71     9.70   13.13
  Index..............................  20.49   28.06   32.61   22.09   36.55    0.94    9.12    6.82   29.53    (3.99)  30.47
  International Opportunities........  39.86   13.16    0.34   12.93   13.93   (1.94)  33.73   (4.43)  13.00   (11.76)*  --
  Dividend and Growth................   5.31   16.42   31.89   22.91   36.37    1.96*   --      --      --       --      --
  International Advisers.............  23.16   13.35    5.52   11.79   15.84*   --      --      --      --       --      --
  Small Company......................  65.83   11.62   18.38    7.15*   --      --      --      --      --       --      --
  MidCap.............................  51.81   26.57   13.81*   --      --      --      --      --      --       --      --
  Growth and Income..................  21.82   19.05*   --      --      --      --      --      --      --       --      --
  Global Leaders.....................  50.37   31.88*   --      --      --      --      --      --      --       --      --
  High Yield.........................    4.7    3.58*   --      --      --      --      --      --      --       --      --
  -----------------------------------
  MARKET INDICES
  ------------------------

  Standard & Poor's 500 Stock
   Index.............................  21.03%  28.60%  33.35%  22.95%  37.52%   1.31%  10.06%   7.61%  30.39%   (3.11)% 31.62%
  Standard & Poor's 400 Stock Index
   (MidCap)..........................   14.7   19.11   32.25   19.18   30.88   (3.59)  11.03    7.58   16.13     8.28   14.24
  Lehman Gov't./Corp. Bond Index.....  (2.15)   9.47    9.76    2.90   19.24   (3.51)  11.03    7.58   16.13     8.28   14.24
  90-Day Treasury Bills..............   4.87    4.98    5.33    5.29    5.80    4.14    3.12    3.70    5.90     7.95    8.67
  MSCI EAFEGDP.......................  31.02   26.71    5.77    7.63   11.16    7.81   33.56   (9.65)  10.73     --      --
  Russell 2000 Index.................  21.26   (2.55)  22.36   16.51   28.45   (1.82)  18.71   18.41   46.04   (19.48)  16.26
  Russell 2500 Index.................  24.15    0.38   24.43   19.04   31.70   (1.07)  16.54   16.18   46.69   (14.88)  19.43
  Lehman Brothers Mortgage Backed
   Bond Index........................   1.86    6.96    9.49    5.35   16.80   (1.61)   6.84    8.96   15.72    10.72   15.35
  -----------------------------------

 * The inception dates of the Funds are as follows: Stock and Bond--August 31, 1977, Money Market--June 30 1980, Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15, 1997, Growth and Income--May 29, 1998, High Yield and Global Leaders--September 30, 1998

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with funds is intended.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        NATIONS           NATIONS           NATIONS
                                                        BALANCED        DISCIPLINED      INTERNATIONAL
                                                    ASSETS PORTFOLIO  EQUITY PORTFOLIO  GROWTH PORTFOLIO
                                                      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------  ----------------
ASSETS:
  Investments:
    Nations Balanced Assets Portfolio
        Shares 574,858
        Cost $5,506,191
      Market Value................................     $5,547,378          --                --
    Nations Disciplined Equity Portfolio
        Shares 559,018
        Cost $5,804,268
      Market Value................................       --              $6,501,381          --
    Nations International Growth Portfolio
        Shares 307,105
        Cost $3,349,127
      Market Value................................       --                --              $4,406,953
    Nations Managed Index Portfolio
        Shares 1,078,917
        Cost $12,180,804
      Market Value................................       --                --                --
    Nations Managed SmallCap Index Portfolio
        Shares 247,799
        Cost $2,246,503
      Market Value................................       --                --                --
    Nations Value Portfolio
        Shares 901,207
        Cost $9,157,946
      Market Value................................       --                --                --
    Nations Marsico Growth & Income Portfolio
        Shares 3,094,944
        Cost $40,545,791
      Market Value................................       --                --                --
    Nations Marsico Focused Equities Portfolio
        Shares 5,434,567
        Cost $76,385,267
      Market Value................................       --                --                --
    Hartford Bond HLS Fund, Inc. -- Class IB
        Shares 15,905,231
        Cost $16,939,113
      Market Value................................       --                --                --
    Hartford Stock HLS Fund, Inc. -- Class IB
        Shares 6,632,177
        Cost $48,829,881
      Market Value................................       --                --                --
    Due from Hartford Life Insurance Company......         13,927             6,292             5,651
    Receivable from fund shares sold..............       --                --                --
                                                       ----------        ----------        ----------
    Total Assets..................................      5,561,305         6,507,673         4,412,604
                                                       ----------        ----------        ----------
LIABILITIES:
    Due to Hartford Life Insurance Company........       --                --                --
    Payable for fund shares purchased.............         13,944             6,286             5,650
                                                       ----------        ----------        ----------
    Total Liabilities.............................         13,944             6,286             5,650
                                                       ----------        ----------        ----------
    Net Assets (variable annuity contract
     liabilities).................................     $5,547,361        $6,501,387        $4,406,954
                                                       ==========        ==========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 20 ______________________________________

--------------------------------------------------------------------------------

                                                                          NATIONS
                                                        NATIONS           MANAGED                         NATIONS MARSICO
                                                        MANAGED           SMALLCAP          NATIONS           GROWTH &
                                                    INDEX PORTFOLIO   INDEX PORTFOLIO   VALUE PORTFOLIO   INCOME PORTFOLIO
                                                      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------  ----------------  ----------------
ASSETS:
  Investments:
    Nations Balanced Assets Portfolio
        Shares 574,858
        Cost $5,506,191
      Market Value................................       --                --                --                --
    Nations Disciplined Equity Portfolio
        Shares 559,018
        Cost $5,804,268
      Market Value................................       --                --                --                --
    Nations International Growth Portfolio
        Shares 307,105
        Cost $3,349,127
      Market Value................................       --                --                --                --
    Nations Managed Index Portfolio
        Shares 1,078,917
        Cost $12,180,804
      Market Value................................    $14,058,292          --                --                --
    Nations Managed SmallCap Index Portfolio
        Shares 247,799
        Cost $2,246,503
      Market Value................................       --              $2,366,484          --                --
    Nations Value Portfolio
        Shares 901,207
        Cost $9,157,946
      Market Value................................       --                --              $9,561,809          --
    Nations Marsico Growth & Income Portfolio
        Shares 3,094,944
        Cost $40,545,791
      Market Value................................       --                --                --             $58,370,642
    Nations Marsico Focused Equities Portfolio
        Shares 5,434,567
        Cost $76,385,267
      Market Value................................       --                --                --                --
    Hartford Bond HLS Fund, Inc. -- Class IB
        Shares 15,905,231
        Cost $16,939,113
      Market Value................................       --                --                --                --
    Hartford Stock HLS Fund, Inc. -- Class IB
        Shares 6,632,177
        Cost $48,829,881
      Market Value................................       --                --                --                --
    Due from Hartford Life Insurance Company......         73,142               446          --                  38,258
    Receivable from fund shares sold..............       --                --                  64,669          --
                                                      -----------        ----------        ----------       -----------
    Total Assets..................................     14,131,434         2,366,930         9,626,478        58,408,900
                                                      -----------        ----------        ----------       -----------
LIABILITIES:
    Due to Hartford Life Insurance Company........       --                --                  64,711          --
    Payable for fund shares purchased.............         73,393               440          --                  38,051
                                                      -----------        ----------        ----------       -----------
    Total Liabilities.............................         73,393               440            64,711            38,051
                                                      -----------        ----------        ----------       -----------
    Net Assets (variable annuity contract
     liabilities).................................    $14,058,041        $2,366,490        $9,561,767       $58,370,849
                                                      ===========        ==========        ==========       ===========


                                                     NATIONS MARSICO
                                                         FOCUSED         HARTFORD BOND     HARTFORD STOCK
                                                    EQUITIES PORTFOLIO        FUND              FUND
                                                       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                    ------------------  ----------------  ----------------
ASSETS:
  Investments:
    Nations Balanced Assets Portfolio
        Shares 574,858
        Cost $5,506,191
      Market Value................................        --                 --                --
    Nations Disciplined Equity Portfolio
        Shares 559,018
        Cost $5,804,268
      Market Value................................        --                 --                --
    Nations International Growth Portfolio
        Shares 307,105
        Cost $3,349,127
      Market Value................................        --                 --                --
    Nations Managed Index Portfolio
        Shares 1,078,917
        Cost $12,180,804
      Market Value................................        --                 --                --
    Nations Managed SmallCap Index Portfolio
        Shares 247,799
        Cost $2,246,503
      Market Value................................        --                 --                --
    Nations Value Portfolio
        Shares 901,207
        Cost $9,157,946
      Market Value................................        --                 --                --
    Nations Marsico Growth & Income Portfolio
        Shares 3,094,944
        Cost $40,545,791
      Market Value................................        --                 --                --
    Nations Marsico Focused Equities Portfolio
        Shares 5,434,567
        Cost $76,385,267
      Market Value................................     $107,115,307          --                --
    Hartford Bond HLS Fund, Inc. -- Class IB
        Shares 15,905,231
        Cost $16,939,113
      Market Value................................        --              $15,817,863          --
    Hartford Stock HLS Fund, Inc. -- Class IB
        Shares 6,632,177
        Cost $48,829,881
      Market Value................................        --                 --             $47,427,123
    Due from Hartford Life Insurance Company......          170,131            32,440            22,212
    Receivable from fund shares sold..............        --                 --                --
                                                       ------------       -----------       -----------
    Total Assets..................................      107,285,438        15,850,303        47,449,335
                                                       ------------       -----------       -----------
LIABILITIES:
    Due to Hartford Life Insurance Company........        --                 --                --
    Payable for fund shares purchased.............          169,915            32,440            22,157
                                                       ------------       -----------       -----------
    Total Liabilities.............................          169,915            32,440            22,157
                                                       ------------       -----------       -----------
    Net Assets (variable annuity contract
     liabilities).................................     $107,115,523       $15,817,863       $47,427,178
                                                       ============       ===========       ===========

______________________________________ 21 ______________________________________

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        HARTFORD          HARTFORD
                                                      MONEY MARKET        ADVISERS
                                                          FUND              FUND
                                                      SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------
ASSETS:
  Investments:
    Hartford Money Market HLS Fund, Inc. --
     Class IB
        Shares 8,803,924
        Cost $8,803,924
      Market Value................................     $8,803,924           --
    Hartford Advisers HLS Fund, Inc. -- Class IB
        Shares 46,289,836
        Cost $140,913,914
      Market Value................................       --             $137,318,011
    Hartford Capital Appreciation HLS Fund,
     Inc. -- Class IB
        Shares 3,766,760
        Cost $20,221,327
      Market Value................................       --                 --
    Hartford International Opportunties HLS Fund,
     Inc. -- Class IB
        Shares 1,696,401
        Cost $2,574,165
      Market Value................................       --                 --
    Hartford Dividend and Growth HLS Fund,
     Inc. -- Class IB
        Shares 7,479,077
        Cost $16,307,225
      Market Value................................       --                 --
    Hartford Small Company HLS Fund, Inc. --
     Class IB
        Shares 4,658,400
        Cost $7,269,447
      Market Value................................       --                 --
    Nations AIM V.I. High Yield Fund
        Shares 972,655
        Cost $9,025,936
      Market Value................................       --                 --
    Nations AIM V.I. Value Fund
        Shares 737,057
        Cost $21,357,532
      Market Value................................       --                 --
    Nations AIM V.I. Capital Appreciation Fund
        Shares 156,307
        Cost $4,123,037
      Market Value................................       --                 --
  Due from Hartford Life Insurance Company........       --                  327,600
  Receivable from fund shares sold................            307           --
                                                       ----------       ------------
  Total Assets....................................      8,804,231        137,645,611
                                                       ----------       ------------
LIABILITIES:
  Due to Hartford Life Insurance Company..........       --                 --
  Payable for fund shares purchased...............       --                  326,945
                                                       ----------       ------------
  Total Liabilities...............................       --                  326,945
                                                       ----------       ------------
  Net Assets (variable annuity contract
   liabilities)...................................     $8,804,231       $137,318,666
                                                       ==========       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 22 ______________________________________

--------------------------------------------------------------------------------

                                                        HARTFORD          HARTFORD
                                                        CAPITAL        INTERNATIONAL         HARTFORD            HARTFORD
                                                      APPRECIATION     OPPORTUNITIES    DIVIDEND AND GROWTH   SMALL COMPANY
                                                          FUND              FUND               FUND                FUND
                                                      SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                    ----------------  ----------------  -------------------  ----------------
ASSETS:
  Investments:
    Hartford Money Market HLS Fund, Inc. --
     Class IB
        Shares 8,803,924
        Cost $8,803,924
      Market Value................................       --                --                 --                  --
    Hartford Advisers HLS Fund, Inc. -- Class IB
        Shares 46,289,836
        Cost $140,913,914
      Market Value................................       --                --                 --                  --
    Hartford Capital Appreciation HLS Fund,
     Inc. -- Class IB
        Shares 3,766,760
        Cost $20,221,327
      Market Value................................    $22,964,615          --                 --                  --
    Hartford International Opportunties HLS Fund,
     Inc. -- Class IB
        Shares 1,696,401
        Cost $2,574,165
      Market Value................................       --              $3,183,274           --                  --
    Hartford Dividend and Growth HLS Fund,
     Inc. -- Class IB
        Shares 7,479,077
        Cost $16,307,225
      Market Value................................       --                --               $16,086,731           --
    Hartford Small Company HLS Fund, Inc. --
     Class IB
        Shares 4,658,400
        Cost $7,269,447
      Market Value................................       --                --                 --               $10,186,416
    Nations AIM V.I. High Yield Fund
        Shares 972,655
        Cost $9,025,936
      Market Value................................       --                --                 --                  --
    Nations AIM V.I. Value Fund
        Shares 737,057
        Cost $21,357,532
      Market Value................................       --                --                 --                  --
    Nations AIM V.I. Capital Appreciation Fund
        Shares 156,307
        Cost $4,123,037
      Market Value................................       --                --                 --                  --
  Due from Hartford Life Insurance Company........          3,836          --                     2,071              5,728
  Receivable from fund shares sold................       --                     110           --                  --
                                                      -----------        ----------         -----------        -----------
  Total Assets....................................     22,968,451         3,183,384          16,088,802         10,192,144
                                                      -----------        ----------         -----------        -----------
LIABILITIES:
  Due to Hartford Life Insurance Company..........       --                     107           --                  --
  Payable for fund shares purchased...............          3,923          --                     2,043              5,690
                                                      -----------        ----------         -----------        -----------
  Total Liabilities...............................          3,923               107               2,043              5,690
                                                      -----------        ----------         -----------        -----------
  Net Assets (variable annuity contract
   liabilities)...................................    $22,964,528        $3,183,277         $16,086,759        $10,186,454
                                                      ===========        ==========         ===========        ===========


                                                                                            AIM V.I.
                                                        AIM V.I.          AIM V.I.           CAPITAL
                                                    HIGH YIELD FUND      VALUE FUND     APPRECIATION FUND
                                                      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                    ----------------  ----------------  -----------------
ASSETS:
  Investments:
    Hartford Money Market HLS Fund, Inc. --
     Class IB
        Shares 8,803,924
        Cost $8,803,924
      Market Value................................       --                --                --
    Hartford Advisers HLS Fund, Inc. -- Class IB
        Shares 46,289,836
        Cost $140,913,914
      Market Value................................       --                --                --
    Hartford Capital Appreciation HLS Fund,
     Inc. -- Class IB
        Shares 3,766,760
        Cost $20,221,327
      Market Value................................       --                --                --
    Hartford International Opportunties HLS Fund,
     Inc. -- Class IB
        Shares 1,696,401
        Cost $2,574,165
      Market Value................................       --                --                --
    Hartford Dividend and Growth HLS Fund,
     Inc. -- Class IB
        Shares 7,479,077
        Cost $16,307,225
      Market Value................................       --                --                --
    Hartford Small Company HLS Fund, Inc. --
     Class IB
        Shares 4,658,400
        Cost $7,269,447
      Market Value................................       --                --                --
    Nations AIM V.I. High Yield Fund
        Shares 972,655
        Cost $9,025,936
      Market Value................................     $8,773,350          --                --
    Nations AIM V.I. Value Fund
        Shares 737,057
        Cost $21,357,532
      Market Value................................       --             $24,691,396          --
    Nations AIM V.I. Capital Appreciation Fund
        Shares 156,307
        Cost $4,123,037
      Market Value................................       --                --              $5,561,396
  Due from Hartford Life Insurance Company........          3,452           141,795            46,474
  Receivable from fund shares sold................       --                --                --
                                                       ----------       -----------        ----------
  Total Assets....................................      8,776,802        24,833,191         5,607,870
                                                       ----------       -----------        ----------
LIABILITIES:
  Due to Hartford Life Insurance Company..........       --                --                --
  Payable for fund shares purchased...............          3,486           141,751            46,478
                                                       ----------       -----------        ----------
  Total Liabilities...............................          3,486           141,751            46,478
                                                       ----------       -----------        ----------
  Net Assets (variable annuity contract
   liabilities)...................................     $8,773,316       $24,691,440        $5,561,392
                                                       ==========       ===========        ==========

______________________________________ 23 ______________________________________

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                        UNITS
                                       OWNED BY      UNIT       CONTRACT
                                     PARTICIPANTS    PRICE     LIABILITY
                                     ------------  ---------  ------------
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
  Nations Balanced Assets Portfolio
   1.25%...........................    5,572,071   $0.971285  $  5,412,069
  Nations Balanced Assets Portfolio
   1.4%............................      139,429    0.970327       135,292
  Nations Disciplined Equity
   Portfolio 1.25%.................    5,488,899    1.148703     6,305,116
  Nations Disciplined Equity
   Portfolio 1.4%..................      171,033    1.147563       196,271
  Nations International Growth
   Portfolio 1.25%.................    2,820,187    1.456237     4,106,861
  Nations International Growth
   Portfolio 1.4%..................      206,278    1.454799       300,093
  Nations Managed Index Portfolio
   1.25%...........................   10,498,075    1.279945    13,436,958
  Nations Managed Index Portfolio
   1.4%............................      485,725    1.278673       621,083
  Nations Managed SmallCap Index
   Portfolio 1.25%.................    2,517,115    0.926420     2,331,905
  Nations Managed SmallCap Index
   Portfolio 1.4%..................       37,369    0.925494        34,585
  Nations Value Portfolio 1.25%....    8,893,336    1.045768     9,300,366
  Nations Value Portfolio 1.4%.....      250,209    1.044732       261,401
  Nations Marsico Growth & Income
   Portfolio 1.25%.................   30,214,278    1.828118    55,235,265
  Nations Marsico Growth & Income
   Portfolio 1.4%..................    1,716,909    1.826296     3,135,584
  Nations Marsico Focused Equities
   Portfolio 1.25%.................   53,496,235    1.921235   102,778,839
  Nations Marsico Focused Equities
   Portfolio 1.4%..................    2,185,281    1.919315     4,194,243
  Hartford Bond Fund 1.25%.........   15,196,721    1.013283    15,398,580
  Hartford Bond Fund 1.4%..........      414,201    1.012271       419,283
  Hartford Stock Fund 1.25%........   34,029,366    1.344228    45,743,226
  Hartford Stock Fund 1.4%.........    1,253,993    1.342872     1,683,952
  Hartford Money Market Fund
   1.25%...........................    8,076,335    1.062965     8,584,861
  Hartford Money Market Fund
   1.4%............................      206,577    1.061925       219,370
  Hartford Advisers Fund 1.25%.....  108,468,495    1.209174   131,157,285
  Hartford Advisers Fund 1.4%......    4,920,206    1.207970     5,943,461
  Hartford Capital Appreciation
   Fund 1.25%......................   15,955,055    1.364508    21,770,800
  Hartford Capital Appreciation
   Fund 1.4%.......................      875,707    1.363159     1,193,728
  Hartford International
   Opportunities Fund 1.25%........    2,221,437    1.350430     2,999,895
  Hartford International
   Opportunities Fund 1.4%.........      135,930    1.349088       183,382
  Hartford Dividend & Growth Fund
   1.25%...........................   14,774,415    1.066261    15,753,383
  Hartford Dividend & Growth Fund
   1.4%............................      312,973    1.065190       333,376
  Hartford Small Company Fund
   1.25%...........................    6,011,602    1.598529     9,609,720
  Hartford Small Company Fund
   1.4%............................      361,149    1.596941       576,734
  AIM V.I. High Yield Fund 1.25%...    8,478,791    0.987879     8,376,020
  AIM V.I. High Yield Fund 1.4%....      402,566    0.986909       397,296
  AIM V.I. Value Fund 1.25%........   16,919,912    1.340529    22,681,633
  AIM V.I. Value Fund 1.4%.........    1,500,750    1.339202     2,009,807
  AIM V.I. Capital Appreciation
   Fund 1.25%......................    3,467,870    1.444971     5,010,971
  AIM V.I. Capital Appreciation
   Fund 1.4%.......................      381,301    1.443533       550,421
                                                              ------------
  SUB-TOTAL........................                            508,383,115
                                                              ------------
ANNUITY CONTRACTS IN THE ANNUITY
 PERIOD:
  Nations Marsico Focused Equities
   Portfolio 1.25%.................       74,140    1.921235       142,441
  Hartford Advisers Fund 1.25%.....      180,223    1.209174       217,920
                                                              ------------
  SUB-TOTAL........................                                360,361
                                                              ------------
GRAND TOTAL........................                           $508,743,476
                                                              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 24 ______________________________________

                        [Intentionally left blank page]

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        HARTFORD          HARTFORD
                                                      MONEY MARKET        ADVISERS
                                                          FUND              FUND
                                                      SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................      $265,690        $ 2,712,215
EXPENSES:
  Mortality and expense undertakings..............       (71,027)        (1,033,901)
                                                        --------        -----------
    Net investment income (loss)..................       194,663          1,678,314
                                                        --------        -----------
CAPITAL GAINS INCOME..............................            80         10,509,514
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT:
  Net realized gain (loss) on security
   transactions...................................       --                     147
  Net unrealized (depreciation) appreciation of
   investments during the period..................       --              (4,351,303)
                                                        --------        -----------
    Net (loss) gain on investments................       --              (4,351,156)
                                                        --------        -----------
    Net increase in net assets resulting from
     operations...................................      $194,743        $ 7,836,672
                                                        ========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 26 ______________________________________

--------------------------------------------------------------------------------

                                                                              HARTFORD
                                                          HARTFORD         INTERNATIONAL         HARTFORD            HARTFORD
                                                    CAPITAL APPRECIATION   OPPORTUNITIES    DIVIDEND AND GROWTH   SMALL COMPANY
                                                            FUND                FUND               FUND                FUND
                                                        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                    --------------------  ----------------  -------------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................       $   47,931           $ 26,678           $ 240,626          $ --
EXPENSES:
  Mortality and expense undertakings..............         (153,020)           (17,728)           (163,908)            (48,943)
                                                         ----------           --------           ---------          ----------
    Net investment income (loss)..................         (105,089)             8,950              76,718             (48,943)
                                                         ----------           --------           ---------          ----------
CAPITAL GAINS INCOME..............................        2,166,168            --                  820,318              13,606
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT:
  Net realized gain (loss) on security
   transactions...................................           (4,447)               410               4,115               3,649
  Net unrealized (depreciation) appreciation of
   investments during the period..................        2,419,549            609,939            (453,089)          2,865,888
                                                         ----------           --------           ---------          ----------
    Net (loss) gain on investments................        2,415,102            610,349            (448,974)          2,869,537
                                                         ----------           --------           ---------          ----------
    Net increase in net assets resulting from
     operations...................................       $4,476,181           $619,299           $ 448,062          $2,834,200
                                                         ==========           ========           =========          ==========

                                                                                            AIM V.I.
                                                        AIM V.I.          AIM V.I.          CAPITAL
                                                       HIGH YIELD          VALUE          APPRECIATION
                                                          FUND              FUND              FUND
                                                      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................     $ 655,397         $   63,053        $    3,419
EXPENSES:
  Mortality and expense undertakings..............       (64,208)          (134,934)          (31,297)
                                                       ---------         ----------        ----------
    Net investment income (loss)..................       591,189            (71,881)          (27,878)
                                                       ---------         ----------        ----------
CAPITAL GAINS INCOME..............................       --                 329,727           106,676
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT:
  Net realized gain (loss) on security
   transactions...................................         2,649                822               473
  Net unrealized (depreciation) appreciation of
   investments during the period..................      (179,004)         3,100,198         1,301,433
                                                       ---------         ----------        ----------
    Net (loss) gain on investments................      (176,355)         3,101,020         1,301,906
                                                       ---------         ----------        ----------
    Net increase in net assets resulting from
     operations...................................     $ 414,834         $3,358,866        $1,380,704
                                                       =========         ==========        ==========

______________________________________ 27 ______________________________________

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                        NATIONS           NATIONS           NATIONS
                                                        BALANCED        DISCIPLINED      INTERNATIONAL
                                                    ASSETS PORTFOLIO  EQUITY PORTFOLIO  GROWTH PORTFOLIO
                                                      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................      $ 93,152        $    13,860        $   14,599
EXPENSES:
  Mortality and expense undertakings..............       (54,669)           (63,164)          (28,673)
                                                        --------        -----------        ----------
    Net investment income (loss)..................        38,483            (49,304)          (14,074)
                                                        --------        -----------        ----------
CAPITAL GAINS INCOME..............................       --                --                  82,257
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT:
  Net realized gain (loss) on security
   transactions...................................         1,549             18,504             1,750
  Net unrealized (depreciation) appreciation of
   investments during the period..................       (34,361)           384,708           982,672
                                                        --------        -----------        ----------
    Net (loss) gain on investments................       (32,812)           403,212           984,422
                                                        --------        -----------        ----------
    Net increase in net assets resulting from
     operations
    Net increase (decrease) in net assets
     resulting from operations....................      $  5,671        $   353,908        $1,052,605
                                                        ========        ===========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 28 ______________________________________

--------------------------------------------------------------------------------

                                                                          NATIONS
                                                        NATIONS           MANAGED                         NATIONS MARSICO
                                                        MANAGED           SMALLCAP          NATIONS           GROWTH &
                                                    INDEX PORTFOLIO   INDEX PORTFOLIO   VALUE PORTFOLIO   INCOME PORTFOLIO
                                                      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                    ----------------  ----------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................     $   64,284         $  3,452          $ 52,520        $  --
EXPENSES:
  Mortality and expense undertakings..............       (105,370)         (23,396)          (89,552)          (349,453)
                                                       ----------         --------          --------        -----------
    Net investment income (loss)..................        (41,086)         (19,944)          (37,032)          (349,453)
                                                       ----------         --------          --------        -----------
CAPITAL GAINS INCOME..............................       --                --                --                --
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT:
  Net realized gain (loss) on security
   transactions...................................         (3,039)            (639)            1,282             (2,635)
  Net unrealized (depreciation) appreciation of
   investments during the period..................      1,496,743          161,077            82,683         16,435,899
                                                       ----------         --------          --------        -----------
    Net (loss) gain on investments................      1,493,704          160,438            83,965         16,433,264
                                                       ----------         --------          --------        -----------
    Net increase in net assets resulting from
     operations...................................     $1,452,618         $140,494          $ 46,933        $16,083,811
                                                       ==========         ========          ========        ===========


                                                     NATIONS MARSICO        HARTFORD          HARTFORD
                                                         FOCUSED              BOND             STOCK
                                                    EQUITIES PORTFOLIO        FUND              FUND
                                                       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                    ------------------  ----------------  ----------------
INVESTMENT INCOME:
  Dividends.......................................      $ --              $   835,869       $   285,485
EXPENSES:
  Mortality and expense undertakings..............         (646,272)         (124,292)         (338,866)
                                                        -----------       -----------       -----------
    Net investment income (loss)..................         (646,272)          711,577           (53,381)
                                                        -----------       -----------       -----------
CAPITAL GAINS INCOME..............................          678,013            48,163         6,820,826
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT:
  Net realized gain (loss) on security
   transactions...................................          (31,582)          (47,472)            9,437
  Net unrealized (depreciation) appreciation of
   investments during the period..................       27,869,380          (993,421)       (1,952,858)
                                                        -----------       -----------       -----------
    Net (loss) gain on investments................       27,837,798        (1,040,893)       (1,943,421)
                                                        -----------       -----------       -----------
    Net increase in net assets resulting from
     operations...................................      $27,869,539       $  (281,153)      $ 4,824,024
                                                        ===========       ===========       ===========

______________________________________ 29 ______________________________________

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                             NATIONS           NATIONS           NATIONS
                                                             BALANCED        DISCIPLINED      INTERNATIONAL
                                                         ASSETS PORTFOLIO  EQUITY PORTFOLIO  GROWTH PORTFOLIO
                                                           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                         ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income (loss).........................     $   38,483        $  (49,304)       $  (14,074)
  Capital gains income.................................       --                --                  82,257
  Net realized gain (loss) on security transactions....          1,549            18,504             1,750
  Net unrealized (depreciation) appreciation of
   investments during the period.......................        (34,361)          384,708           982,672
                                                            ----------        ----------        ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................          5,671           353,908         1,052,605
                                                            ----------        ----------        ----------
UNIT TRANSACTIONS:
  Purchases............................................      1,156,272         1,819,944           755,206
  Net transfers........................................      1,911,806         1,154,045         1,456,488
  Surrenders for benefit payments and fees.............       (363,343)         (546,796)         (126,539)
  Net annuity transactions.............................       --                --                --
                                                            ----------        ----------        ----------
  Net increase in net assets resulting from unit
   transactions........................................      2,704,735         2,427,193         2,085,155
                                                            ----------        ----------        ----------
  Net increase in net assets...........................      2,710,406         2,781,101         3,137,760
NET ASSETS:
  Beginning of period..................................      2,836,955         3,720,286         1,269,194
                                                            ----------        ----------        ----------
  End of period........................................     $5,547,361        $6,501,387        $4,406,954
                                                            ==========        ==========        ==========

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD FROM INCEPTION, MARCH 27, 1998 TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                             NATIONS           NATIONS           NATIONS
                                                             BALANCED        DISCIPLINED      INTERNATIONAL
                                                         ASSETS PORTFOLIO  EQUITY PORTFOLIO  GROWTH PORTFOLIO
                                                           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                         ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income (loss).........................     $   17,594        $   (8,836)       $   (1,791)
  Net realized gain (loss) on security transactions....          1,248               333               130
  Net unrealized appreciation (depreciation) of
   investments during the period.......................         75,548           312,405            75,154
                                                            ----------        ----------        ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................         94,390           303,902            73,493
                                                            ----------        ----------        ----------
UNIT TRANSACTIONS:
  Purchases............................................      1,191,400         2,135,069           694,879
  Net transfers........................................      1,574,738         1,308,683           509,945
  Surrenders for benefit payments and fees.............        (23,573)          (27,368)           (9,123)
  Net annuity transactions.............................       --                --                --
                                                            ----------        ----------        ----------
  Net increase in net assets resulting from unit
   transactions........................................      2,742,565         3,416,384         1,195,701
                                                            ----------        ----------        ----------
  Net increase in net assets...........................      2,836,955         3,720,286         1,269,194
NET ASSETS:
  Beginning of period..................................       --                --                --
                                                            ----------        ----------        ----------
  End of period........................................     $2,836,955        $3,720,286        $1,269,194
                                                            ==========        ==========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 30 ______________________________________

--------------------------------------------------------------------------------

                                                                               NATIONS
                                                             NATIONS           MANAGED                         NATIONS MARSICO
                                                             MANAGED           SMALLCAP          NATIONS           GROWTH &
                                                         INDEX PORTFOLIO   INDEX PORTFOLIO   VALUE PORTFOLIO   INCOME PORTFOLIO
                                                           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                         ----------------  ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income (loss).........................    $   (41,086)       $  (19,944)       $  (37,032)      $  (349,453)
  Capital gains income.................................       --                --                --                --
  Net realized gain (loss) on security transactions....         (3,039)             (639)            1,282            (2,635)
  Net unrealized (depreciation) appreciation of
   investments during the period.......................      1,496,743           161,077            82,683        16,435,899
                                                           -----------        ----------        ----------       -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................      1,452,618           140,494            46,933        16,083,811
                                                           -----------        ----------        ----------       -----------
UNIT TRANSACTIONS:
  Purchases............................................      4,019,674           413,361         2,498,237        14,891,959
  Net transfers........................................      4,647,387           447,368         2,907,894        16,657,811
  Surrenders for benefit payments and fees.............       (412,598)         (183,734)         (486,213)       (1,170,199)
  Net annuity transactions.............................       --                --                --                --
                                                           -----------        ----------        ----------       -----------
  Net increase in net assets resulting from unit
   transactions........................................      8,254,463           676,995         4,919,918        30,379,571
                                                           -----------        ----------        ----------       -----------
  Net increase in net assets...........................      9,707,081           817,489         4,966,851        46,463,382
NET ASSETS:
  Beginning of period..................................      4,350,960         1,549,001         4,594,916        11,907,467
                                                           -----------        ----------        ----------       -----------
  End of period........................................    $14,058,041        $2,366,490        $9,561,767       $58,370,849
                                                           ===========        ==========        ==========       ===========


                                                          NATIONS MARSICO
                                                              FOCUSED            HARTFORD          HARTFORD
                                                         EQUITIES PORTFOLIO     BOND FUND         STOCK FUND
                                                            SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                         ------------------  ----------------  ----------------
OPERATIONS:
  Net investment income (loss).........................     $   (646,272)      $   711,577       $   (53,381)
  Capital gains income.................................          678,013            48,163         6,820,826
  Net realized gain (loss) on security transactions....          (31,582)          (47,472)            9,437
  Net unrealized (depreciation) appreciation of
   investments during the period.......................       27,869,380          (993,421)       (1,952,858)
                                                            ------------       -----------       -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................       27,869,539          (281,153)        4,824,024
                                                            ------------       -----------       -----------
UNIT TRANSACTIONS:
  Purchases............................................       29,008,928         3,905,647        13,615,951
  Net transfers........................................       32,145,445         7,605,278        20,347,861
  Surrenders for benefit payments and fees.............       (2,587,399)         (696,891)       (1,527,650)
  Net annuity transactions.............................           71,314          --                --
                                                            ------------       -----------       -----------
  Net increase in net assets resulting from unit
   transactions........................................       58,638,288        10,814,034        32,436,162
                                                            ------------       -----------       -----------
  Net increase in net assets...........................       86,507,827        10,532,881        37,260,186
NET ASSETS:
  Beginning of period..................................       20,607,696         5,284,982        10,166,992
                                                            ------------       -----------       -----------
  End of period........................................     $107,115,523       $15,817,863       $47,427,178
                                                            ============       ===========       ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               NATIONS
                                                             NATIONS           MANAGED                         NATIONS MARSICO
                                                             MANAGED           SMALLCAP          NATIONS           GROWTH &
                                                         INDEX PORTFOLIO   INDEX PORTFOLIO   VALUE PORTFOLIO   INCOME PORTFOLIO
                                                           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                         ----------------  ----------------  ----------------  ----------------
OPERATIONS:
  Net investment income (loss).........................    $     7,003        $   (2,330)       $   (3,904)      $   (26,657)
  Net realized gain (loss) on security transactions....            130                (5)             (734)           (3,632)
  Net unrealized appreciation (depreciation) of
   investments during the period.......................        380,746           (41,096)          321,180         1,388,952
                                                           -----------        ----------        ----------       -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................        387,879           (43,431)          316,542         1,358,663
                                                           -----------        ----------        ----------       -----------
UNIT TRANSACTIONS:
  Purchases............................................      2,891,993         1,174,665         2,902,677         7,617,543
  Net transfers........................................      1,104,396           427,843         1,396,785         3,001,237
  Surrenders for benefit payments and fees.............        (33,308)          (10,076)          (21,088)          (69,976)
  Net annuity transactions.............................       --                --                --                --
                                                           -----------        ----------        ----------       -----------
  Net increase in net assets resulting from unit
   transactions........................................      3,963,081         1,592,432         4,278,374        10,548,804
                                                           -----------        ----------        ----------       -----------
  Net increase in net assets...........................      4,350,960         1,549,001         4,594,916        11,907,467
NET ASSETS:
  Beginning of period..................................       --                --                --                --
                                                           -----------        ----------        ----------       -----------
  End of period........................................    $ 4,350,960        $1,549,001        $4,594,916       $11,907,467
                                                           ===========        ==========        ==========       ===========


                                                          NATIONS MARSICO
                                                              FOCUSED            HARTFORD          HARTFORD
                                                         EQUITIES PORTFOLIO     BOND FUND         STOCK FUND
                                                            SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                         ------------------  ----------------  ----------------
OPERATIONS:
  Net investment income (loss).........................     $    (51,598)      $   233,592       $   386,624
  Net realized gain (loss) on security transactions....             (647)              447              (396)
  Net unrealized appreciation (depreciation) of
   investments during the period.......................        2,860,660          (127,829)          550,100
                                                            ------------       -----------       -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................        2,808,415           106,210           936,328
                                                            ------------       -----------       -----------
UNIT TRANSACTIONS:
  Purchases............................................       13,184,406         1,973,020         6,565,916
  Net transfers........................................        4,754,462         3,257,205         2,780,547
  Surrenders for benefit payments and fees.............         (169,082)          (51,453)         (115,799)
  Net annuity transactions.............................           29,495          --                --
                                                            ------------       -----------       -----------
  Net increase in net assets resulting from unit
   transactions........................................       17,799,281         5,178,772         9,230,664
                                                            ------------       -----------       -----------
  Net increase in net assets...........................       20,607,696         5,284,982        10,166,992
NET ASSETS:
  Beginning of period..................................        --                 --                --
                                                            ------------       -----------       -----------
  End of period........................................     $ 20,607,696       $ 5,284,982       $10,166,992
                                                            ============       ===========       ===========

______________________________________ 31 ______________________________________

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                      HARTFORD          HARTFORD
                                                    MONEY MARKET        ADVISERS
                                                        FUND              FUND
                                                    SUB-ACCOUNT       SUB-ACCOUNT
                                                  ----------------  ----------------
OPERATIONS:
  Net investment income (loss)..................    $   194,663       $  1,678,314
  Capital gains income..........................             80         10,509,514
  Net realized gain (loss) on security
   transactions.................................       --                      147
  Net unrealized appreciation (depreciation) of
   investments during the period................       --               (4,351,303)
                                                    -----------       ------------
  Net increase in net assets resulting from
   operations...................................        194,743          7,836,672
                                                    -----------       ------------
UNIT TRANSACTIONS:
  Purchases.....................................      3,580,847         34,192,033
  Net transfers.................................      4,204,980         65,147,406
  Surrenders for benefit payments and fees......     (1,355,381)        (4,778,585)
  Net annuity transactions......................       --                  207,106
                                                    -----------       ------------
  Net increase in net assets resulting from unit
   transactions.................................      6,430,446         94,767,960
                                                    -----------       ------------
  Net increase in net assets....................      6,625,189        102,604,632
NET ASSETS:
  Beginning of period...........................      2,179,042         34,714,034
                                                    -----------       ------------
  End of period.................................    $ 8,804,231       $137,318,666
                                                    ===========       ============

--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE PERIOD FROM INCEPTION, MARCH 27, 1998 TO DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                   HARTFORD          HARTFORD
                                                 MONEY MARKET        ADVISERS
                                                     FUND              FUND
                                                 SUB-ACCOUNT       SUB-ACCOUNT
                                               ----------------  ----------------
OPERATIONS:
  Net investment income (loss)...............    $    22,357       $  1,676,997
  Capital gains income.......................       --                 --
  Net realized gain (loss) on security
   transactions..............................       --                    1,191
  Net unrealized appreciation (depreciation)
   of investments during the period..........       --                  755,399
                                                 -----------       ------------
  Net increase (decrease) in net assets
   resulting from operations.................         22,357          2,433,587
                                                 -----------       ------------
UNIT TRANSACTIONS:
  Purchases..................................      1,205,792         21,876,614
  Net transfers..............................      1,152,764         10,755,426
  Surrenders for benefit payments and fees...       (201,871)          (351,593)
  Net annuity transactions...................       --                 --
                                                 -----------       ------------
  Net increase in net assets resulting from
   unit transactions.........................      2,156,685         32,280,447
                                                 -----------       ------------
  Net increase in net assets.................      2,179,042         34,714,034
NET ASSETS:
    Beginning of period......................       --                 --
                                                 -----------       ------------
    End of period............................    $ 2,179,042       $ 34,714,034
                                                 ===========       ============

  *  From inception, July 16, 1998 to December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. ______________________________________ 32 ______________________________________

--------------------------------------------------------------------------------

                                                                            HARTFORD
                                                        HARTFORD         INTERNATIONAL         HARTFORD            HARTFORD
                                                  CAPITAL APPRECIATION   OPPORTUNITIES    DIVIDEND AND GROWTH   SMALL COMPANY
                                                          FUND                FUND               FUND                FUND
                                                      SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                  --------------------  ----------------  -------------------  ----------------
OPERATIONS:
  Net investment income (loss)..................       $  (105,089)        $    8,950         $    76,718        $   (48,943)
  Capital gains income..........................         2,166,168           --                   820,318             13,606
  Net realized gain (loss) on security
   transactions.................................            (4,447)               410               4,115              3,649
  Net unrealized appreciation (depreciation) of
   investments during the period................         2,419,549            609,939            (453,089)         2,865,888
                                                       -----------         ----------         -----------        -----------
  Net increase in net assets resulting from
   operations...................................         4,476,181            619,299             448,062          2,834,200
                                                       -----------         ----------         -----------        -----------
UNIT TRANSACTIONS:
  Purchases.....................................         5,225,395            823,959           3,202,089          2,064,104
  Net transfers.................................         8,027,567          1,251,813           4,526,626          4,660,716
  Surrenders for benefit payments and fees......          (706,511)          (174,573)           (690,509)           (68,535)
  Net annuity transactions......................         --                  --                 --                  --
                                                       -----------         ----------         -----------        -----------
  Net increase in net assets resulting from unit
   transactions.................................        12,546,451          1,901,199           7,038,206          6,656,285
                                                       -----------         ----------         -----------        -----------
  Net increase in net assets....................        17,022,632          2,520,498           7,486,268          9,490,485
NET ASSETS:
  Beginning of period...........................         5,941,896            662,779           8,600,491            695,969
                                                       -----------         ----------         -----------        -----------
  End of period.................................       $22,964,528         $3,183,277         $16,086,759        $10,186,454
                                                       ===========         ==========         ===========        ===========


                                                      AIM V.I.          AIM V.I.            AIM V.I.
                                                     HIGH YIELD          VALUE        CAPITAL APPRECIATION
                                                        FUND              FUND                FUND
                                                    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                                                  ----------------  ----------------  --------------------
OPERATIONS:
  Net investment income (loss)..................     $  591,189       $   (71,881)         $  (27,878)
  Capital gains income..........................       --                 329,727             106,676
  Net realized gain (loss) on security
   transactions.................................          2,649               822                 473
  Net unrealized appreciation (depreciation) of
   investments during the period................       (179,004)        3,100,198           1,301,433
                                                     ----------       -----------          ----------
  Net increase in net assets resulting from
   operations...................................        414,834         3,358,866           1,380,704
                                                     ----------       -----------          ----------
UNIT TRANSACTIONS:
  Purchases.....................................      2,525,557         8,021,594           1,169,272
  Net transfers.................................      4,522,308        11,600,293           2,135,702
  Surrenders for benefit payments and fees......       (326,173)         (470,425)           (122,879)
  Net annuity transactions......................       --                --                 --
                                                     ----------       -----------          ----------
  Net increase in net assets resulting from unit
   transactions.................................      6,721,692        19,151,462           3,182,095
                                                     ----------       -----------          ----------
  Net increase in net assets....................      7,136,526        22,510,328           4,562,799
NET ASSETS:
  Beginning of period...........................      1,636,790         2,181,112             998,593
                                                     ----------       -----------          ----------
  End of period.................................     $8,773,316       $24,691,440          $5,561,392
                                                     ==========       ===========          ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         HARTFORD
                                                     HARTFORD         INTERNATIONAL         HARTFORD            HARTFORD
                                               CAPITAL APPRECIATION   OPPORTUNITIES    DIVIDEND AND GROWTH   SMALL COMPANY
                                                       FUND                FUND               FUND                FUND
                                                   SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                               --------------------  ----------------  -------------------  ----------------
OPERATIONS:
  Net investment income (loss)...............       $   115,336         $    7,862         $   216,155        $    (2,997)
  Capital gains income.......................         --                  --                 --                  --
  Net realized gain (loss) on security
   transactions..............................              (119)                26                 (15)                20
  Net unrealized appreciation (depreciation)
   of investments during the period..........           323,740               (830)            232,595             51,082
                                                    -----------         ----------         -----------        -----------
  Net increase (decrease) in net assets
   resulting from operations.................           438,957              7,058             448,735             48,105
                                                    -----------         ----------         -----------        -----------
UNIT TRANSACTIONS:
  Purchases..................................         3,510,954            424,234           6,465,047            485,471
  Net transfers..............................         2,022,841            232,918           1,794,442            166,509
  Surrenders for benefit payments and fees...           (30,856)            (1,431)           (107,733)            (4,116)
  Net annuity transactions...................         --                  --                 --                  --
                                                    -----------         ----------         -----------        -----------
  Net increase in net assets resulting from
   unit transactions.........................         5,502,939            655,721           8,151,756            647,864
                                                    -----------         ----------         -----------        -----------
  Net increase in net assets.................         5,941,896            662,779           8,600,491            695,969
NET ASSETS:
    Beginning of period......................         --                  --                 --                  --
                                                    -----------         ----------         -----------        -----------
    End of period............................       $ 5,941,896         $  662,779         $ 8,600,491        $   695,969
                                                    ===========         ==========         ===========        ===========


                                                   AIM V.I.          AIM V.I.            AIM V.I.
                                                  HIGH YIELD          VALUE        CAPITAL APPRECIATION
                                                     FUND              FUND                FUND
                                                 SUB-ACCOUNT*      SUB-ACCOUNT*        SUB-ACCOUNT*
                                               ----------------  ----------------  --------------------
OPERATIONS:
  Net investment income (loss)...............     $   59,087       $     4,904          $   (1,052)
  Capital gains income.......................       --                  85,619              24,715
  Net realized gain (loss) on security
   transactions..............................            (39)           (4,733)              2,118
  Net unrealized appreciation (depreciation)
   of investments during the period..........        (73,582)          233,667             136,927
                                                  ----------       -----------          ----------
  Net increase (decrease) in net assets
   resulting from operations.................        (14,534)          319,457             162,708
                                                  ----------       -----------          ----------
UNIT TRANSACTIONS:
  Purchases..................................      1,011,408         1,133,771             717,967
  Net transfers..............................        646,458           733,569             120,333
  Surrenders for benefit payments and fees...         (6,542)           (5,685)             (2,415)
  Net annuity transactions...................       --                --                 --
                                                  ----------       -----------          ----------
  Net increase in net assets resulting from
   unit transactions.........................      1,651,324         1,861,655             835,885
                                                  ----------       -----------          ----------
  Net increase in net assets.................      1,636,790         2,181,112             998,593
NET ASSETS:
    Beginning of period......................       --                --                 --
                                                  ----------       -----------          ----------
    End of period............................     $1,636,790       $ 2,181,112          $  998,593
                                                  ==========       ===========          ==========

______________________________________ 33 ______________________________________

--------------------------------------------------------------------------------
 SEPARATE ACCOUNT TWO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

 1.  ORGANIZATION:

    Separate Account Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securites are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investment in shares of the Hartford, Nations, and AIM V.I. mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  DEDUCTIONS AND CHARGES:

    Certain amounts are deducted from the contracts, as described below:

   a) MORTALITY AND EXPENSE RISK CHARGES--The Company will make deductions at a maximum annual rate of 1.25% of the contract's value for the mortality and expense risks which the Company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee up to $30 may be deducted from the contract's value each contract year. However this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in Surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

______________________________________ 34 ______________________________________

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TO HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:
--------------------------------------------------------------------------------

    We have audited the accompanying statements of assets and liabilities of Hartford Life Insurance Company Separate Account Two (Nations Balanced Assets Portfolio, Nations Disciplined Equity Portfolio, Nations International Growth Portfolio, Nations Managed Index Portfolio, Nations Managed SmallCap Index Portfolio, Nations Value Portfolio, Nations Marsico Growth & Income Portfolio, Nations Marsico Focused Equities Portfolio, Hartford Bond Fund, Hartford Stock Fund, Hartford Money Market Fund, Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Dividend and Growth Fund, Hartford Small Company Fund, AIM V.I. High Yield Fund, AIM V.I. Value Fund and AIM V.I. Capital Appreciation Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

    Hartford, Connecticut
    February 17, 2000

______________________________________ 35 ______________________________________

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

SHARES                                               VALUE
-------------------------------------------------------------
COMMON STOCKS - 88.2%
         AUSTRALIA - 8.0%
  4,000  Australia and New Zealand Banking
         Group...................................  $   28,998
  1,000  Brambles Industries Ltd.................      27,558
 10,000  Cable and Wireless Optus+...............      33,301
  6,000  Colonial, Ltd...........................      26,732
100,000  ISIS Communications+....................      62,152
  2,000  Lend Lease Corporation..................      27,923
  2,112  News Corporation........................      20,436
 25,000  Southern Pacific Petroleum+.............      37,619
 50,000  TAB Queensland+.........................      69,022
 20,000  Techniche Limited+......................      68,695
  1,800  Telstra Corporation ADS Rep 5 Ord.
         NPV.....................................      49,050
  5,096  Woolworths Ltd..........................      17,470
                                                   ----------
                                                      468,956
                                                   ----------
         BRAZIL - 1.4%
    200  Centrais Eletricas Brasileiras, ADR.....       2,403
     15  Centrais Gerasul, ADR+..................          82
    230  Petrol Brasileiros, ADR+................       5,899
  3,000  Tele Norte Leste, ADR...................      76,500
                                                   ----------
                                                       84,884
                                                   ----------
         CANADA - 5.6%
  2,500  Biochem Pharma, Inc.+...................      53,812
  5,000  Canada Life Financial Corporation+......      77,096
  2,000  Nortel Networks Corporation.............     201,241
                                                   ----------
                                                      332,149
                                                   ----------
         FINLAND - 3.1%
  1,000  Nokia AB Oy.............................     181,324
                                                   ----------
         FRANCE - 8.8%
  1,500  Accor SA................................      72,484
  1,275  Arentis.................................      74,108
    250  Axa.....................................      34,854
    600  Carrefour SA............................     110,668
    600  Equant NV+..............................      68,117
     80  L'Oreal.................................      64,189
  1,240  Sanofi-Synthelabo+......................      51,639
    304  Total Fina..............................      40,576
                                                   ----------
                                                      516,635
                                                   ----------
SHARES                                               VALUE
-------------------------------------------------------------
         GERMANY - 6.9%
  1,550  Bayersche Motoren Werke AG+.............  $   47,310
     82  Celanese AG+............................       1,520
    330  Deutsch Pfandbrief-Und Hypothekenbank AG
         (DePfa-Bank)............................      24,666
    550  Henkel Kgaa NON VTG PRF.................      36,290
    750  Mannesman AG (REGD).....................     180,946
    230  SAP AG..................................     113,297
                                                   ----------
                                                      404,029
                                                   ----------
         HONG KONG - 1.0%
     62  i-CABLE Communications Limited+.........          84
 25,000  Wharf (Holdings)........................      58,050
                                                   ----------
                                                       58,134
                                                   ----------
         IRELAND - 4.7%
  6,044  Bank of Ireland.........................      48,098
  3,000  CRH plc Ord.............................      64,672
  2,400  Elan Corporation ADR....................      70,799
  1,000  ESAT Telecom Group ADS+.................      91,500
                                                   ----------
                                                      275,069
                                                   ----------
         ITALY - 1.9%
  3,600  ENI SpA (REGD)..........................      19,801
 10,000  Tecnost SpA+............................      37,776
  5,000  Telecom Italia Mobile+..................      55,858
                                                   ----------
                                                      113,435
                                                   ----------
         JAPAN - 8.9%
  9,000  Daiwa Securities........................     140,770
     10  East Japan Railway......................      53,898
  6,000  Hitachi.................................      96,254
  2,000  Matsushita Electric Industrial..........      55,366
      4  Nippon Telegraph & Telephone............      68,473
  4,000  Sharp Corporation.......................     102,318
  1,000  Toppan Printing Company.................       9,978
                                                   ----------
                                                      527,057
                                                   ----------
         MEXICO - 0.6%
  1,000  Cifra SA, ADR+..........................      20,042
    280  Grupo Carso SA de CV, ADR+..............       2,765
    170  Grupo Televisa, GDR+....................      11,603
                                                   ----------
                                                       34,410
                                                   ----------
         NETHERLANDS - 6.5%
  1,000  Getronics NV............................      79,782
  1,000  Internationale Nederlanden Groep NV.....      60,381

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

SHARES                                               VALUE
-------------------------------------------------------------
         NETHERLANDS (CONTINUED)
  1,200  Koninklijke Kpn NV......................  $  117,135
  1,200  Numico (Koninklijke) NV.................      44,775
    400  United Pan-Europe NV+...................      51,174
    804  Wolters Kluwer NV.......................      27,213
                                                   ----------
                                                      380,460
                                                   ----------
         PORTUGAL - 0.6%
  3,000  Portugal Telecom (REGD).................      32,910
                                                   ----------
         SINGAPORE - 1.6%
  5,815  DBS Group Holding Ltd.+.................      95,288
                                                   ----------
         SOUTH AFRICA - 0.8%
 35,000  Sanlam..................................      48,903
                                                   ----------
         SPAIN - 3.3%
  1,320  Endessa.................................      26,209
  1,500  Gas Natural+............................      34,557
  2,000  Repsol SA...............................      46,379
  3,570  Telefonica SA...........................      89,187
                                                   ----------
                                                      196,332
                                                   ----------
         SWEDEN - 4.0%
  1,500  Atlas Copco AB, Series "A"..............      44,382
  3,000  Ericsson (L.M.) Telephone Company,
         Series B................................     193,057
                                                   ----------
                                                      237,439
                                                   ----------
         SWITZERLAND - 1.9%
     30  Nestle SA (REGD)........................      54,920
     40  Novartis AG (REGD)......................      58,692
                                                   ----------
                                                      113,612
                                                   ----------
         UNITED KINGDOM - 18.6%
  7,500  Amvescap Ord............................      87,194
 24,000  Azlan Group Ord.+.......................      56,192
  5,000  Bank of Scotland Ord....................      58,048
  3,511  BG Group plc............................      22,677
 12,000  BP Amoco................................     120,811
  4,800  British Telecommunications Ord..........     117,266
  1,500  EIDOS Ord.+.............................     132,002
  2,400  Glaxo Wellcome Ord......................      67,817
  7,000  Granada Group...........................      70,926
  7,500  Securicor plc+..........................      19,255
  3,360  Smithkline Beecham Ord..................      42,861
  3,000  Standard Chartered Bank Ord.............      46,552
 20,000  Thus plc+...............................     125,301
SHARES                                               VALUE
-------------------------------------------------------------
         UNITED KINGDOM (CONTINUED)

  3,000  Unilever................................  $   20,951
  7,000  WPP Group Ord...........................     110,881
                                                   ----------
                                                    1,098,734
                                                   ----------
         TOTAL COMMON STOCKS (Cost $3,715,667)...   5,199,760
                                                   ----------

TOTAL INVESTMENTS (Cost $3,715,667*)...........................    88.2%  5,199,760
                                                                         ----------
OTHER ASSETS AND LIABILITIES (NET).............................    11.8%
Cash...................................................................  $  702,014
Receivable for investment securities sold..............................       2,445
Receivable for Fund shares sold........................................       5,668
Dividends receivable...................................................       2,263
Interest receivable....................................................       1,064
Receivable from investment advisor.....................................         827
Unamortized organization costs.........................................      12,482
Administration fee payable.............................................      (1,002)
Accrued Trustees' fees and expenses....................................      (3,650)
Accrued expenses and other liabilities.................................     (23,665)
                                                                         ----------
TOTAL OTHER ASSETS AND LIABILITIES (NET)...............................     698,446
                                                                         ----------
NET ASSETS.....................................................   100.0% $5,898,206
                                                                 ======  ==========
                                                                         ==========
NET ASSETS CONSIST OF:
Net investment loss....................................................  $   (1,090)
Accumulated net realized gain on investments sold......................      16,664
Net unrealized appreciation of investments, forward foreign currency
contracts and net other assets.........................................   1,484,022
Paid-in capital........................................................   4,398,610
                                                                         ----------
NET ASSETS.............................................................  $5,898,206
                                                                         ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($5,898,206
 DIVIDED BY 410,922 shares outstanding)................................  $    14.35
                                                                         ==========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,586,179 and gross depreciation of $102,086 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $3,715,667.
+    Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999

At December 31, 1999, sector diversification was as follows:

                                             % OF
SECTOR DIVERSIFICATION                    NET ASSETS     VALUE
-----------------------------------------------------------------
COMMON STOCKS:
Telecommunications......................       20.3%  $1,194,578
Technology..............................        9.8      575,622
Drugs...................................        5.9      345,620
Oil and Gas.............................        5.6      328,319
Banking.................................        5.1      301,650
Electronics.............................        4.7      278,354
Financial Services......................        4.3      255,887
Insurance...............................        4.2      247,966
Recreation..............................        3.4      201,024
Computer Software.......................        3.1      181,992
Retail - Food...........................        2.2      128,138
Food Producers..........................        2.0      120,646
Advertising and marketing services......        1.9      110,881
Chemicals - Basic.......................        1.9      110,398
Media...................................        1.6       94,191
Diversified.............................        1.5       92,946
Transportation..........................        1.4       81,456
Restaurants and lodging.................        1.2       72,484
Construction............................        1.1       64,672
Cosmetics and toiletries................        1.1       64,189
Other...................................        5.9      348,747
                                           --------   ----------
TOTAL COMMON STOCKS.....................       88.2    5,199,760
                                           --------   ----------
TOTAL INVESTMENTS.......................       88.2    5,199,760
OTHER ASSETS AND LIABILITIES (NET)......       11.8      698,446
                                           --------   ----------
NET ASSETS..............................      100.0%  $5,898,206
                                           ========   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

   SHARES                                                  VALUE
--------------------------------------------------------------------
COMMON STOCKS - 90.4%
              BEVERAGES - 1.5%
      23,187  Anheuser-Busch Companies, Inc...........  $  1,643,379
                                                        ------------
              COMPUTER RELATED - 16.6%
      56,109  3Com Corporation+.......................     2,637,123
     112,429  Dell Computer Corporation...............     5,733,878
      65,334  EMC Corporation.........................     7,137,739
      41,481  Sun Microsystems, Inc...................     3,212,185
                                                        ------------
                                                          18,720,925
                                                        ------------
              COMPUTER
              SOFTWARE - 0.6%
       6,463  Oracle Systems Corporation..............       724,260
                                                        ------------
              ELECTRICAL
              EQUIPMENT - 1.5%
       5,700  Sony Corporation........................     1,689,425
         222  Sony Corporation, ADR...................        63,215
                                                        ------------
                                                           1,752,640
                                                        ------------
              FINANCIAL SERVICES - 10.7%
     130,709  Citigroup Inc...........................     7,262,518
      33,119  Fannie Mae..............................     2,067,868
      19,389  Morgan Stanley Dean Witter & Company....     2,767,780
                                                        ------------
                                                          12,098,166
                                                        ------------
              INTERNET - 4.2%
      63,190  America Online Inc......................     4,766,896
                                                        ------------
              MANUFACTURING - 4.0%
      29,101  General Electric Company................     4,503,380
                                                        ------------
              MEDIA - 5.1%
      21,836  Clear Channel Communications, Inc.+.....     1,948,863
      14,480  MediaOne Group, Inc.+...................     1,112,245
      37,677  Time Warner Inc.........................     2,729,228
                                                        ------------
                                                           5,790,336
                                                        ------------
   SHARES                                                  VALUE
--------------------------------------------------------------------
              MEDICAL PRODUCTS AND SUPPLIES - 7.1%
      59,826  Genentech, Inc..........................  $  8,046,597
                                                        ------------
              NETWORKING EQUIPMENT AND PRODUCTS - 5.4%
      57,251  Cisco Systems, Inc......................     6,133,013
                                                        ------------
              RECREATION - 0.6%
      15,192  Carnival Corporation....................       726,368
                                                        ------------
              RENTAL AUTO AND EQUIPMENT - 0.9%
      19,839  Hertz Corporation, Inc..................       994,430
                                                        ------------
              RESTAURANTS AND
              LODGING - 0.1%
       2,434  Four Seasons Hotels Inc.................       129,611
                                                        ------------
              RETAIL - GENERAL - 3.1%
      50,912  Wal-Mart Stores, Inc....................     3,519,292
                                                        ------------
              RETAIL - SPECIALTY - 3.6%
      45,340  Home Depot Inc..........................     3,108,658
      10,227  Tiffany & Company.......................       912,760
                                                        ------------
                                                           4,021,418
                                                        ------------
              SEMICONDUCTORS - 2.7%
      30,974  Texas Instruments Inc...................     3,000,606
                                                        ------------
              TELECOMMUNICATIONS - 17.2%
      56,918  Lucent Technologies, Inc................     4,258,178
      49,744  QUALCOMM Inc............................     8,761,161
      40,144  Sprint Corporation (PCS Group)+.........     4,114,760
      45,496  Vodafone AirTouch Plc...................     2,252,052
                                                        ------------
                                                          19,386,151
                                                        ------------
              TRANSPORTATION - 2.6%
      38,010  UAL Corporation+........................     2,948,151
                                                        ------------
              UTILITIES -
              TELEPHONE - 2.9%
      61,946  MCI Worldcom, Inc.......................     3,286,983
                                                        ------------
              TOTAL COMMON STOCKS
                (Cost $70,461,398)....................   102,192,602
                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                  VALUE
--------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 9.5%
  (Cost $10,799,220)
              FEDERAL HOME LOAN BANK (FHLB) - 9.5%
$ 10,800,000  Discount note, due 01/03/00.............  $ 10,798,830
                                                        ------------

   SHARES
   ------
INVESTMENT
COMPANIES - 5.8%
  (Cost $6,615,922)
   6,615,922  Nations Cash Reserves#..................     6,615,922
                                                        ------------

TOTAL INVESTMENTS (Cost $87,876,540*).........   105.7% $119,607,354
                                                        ------------
OTHER ASSETS AND LIABILITIES (NET)............    (5.7)%
Cash..................................................  $        699
Receivable for Fund shares sold.......................       169,915
Dividends receivable..................................        14,200
Interest receivable...................................         1,062
Unamortized organization costs........................        12,482
Collateral on securities loaned.......................    (6,586,922)
Investment advisory fee payable.......................       (48,282)
Administration fee payable............................       (19,983)
Accrued Trustees' fees and expenses...................        (3,650)
Accrued expenses and other liabilities................       (31,430)
                                                        ------------
TOTAL OTHER ASSETS AND LIABILITIES (NET)..............    (6,491,909)
                                                        ------------
NET ASSETS....................................   100.0% $113,115,445
                                                ======  ============
SHARES
-----------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated net realized gain on investments sold.....
                                                        $  1,902,024
Net unrealized appreciation of investments............    31,730,814
Paid-in capital.......................................    79,482,607
                                                        ------------
NET ASSETS............................................  $113,115,445
                                                        ============
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
      SHARE ($113,115,445  DIVIDED BY 5,739,250 shares
outstanding)..........................................  $      19.71
                                                        ============

-----------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $31,610,732 and gross depreciation of $240,246 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $88,236,868.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $6,586,922.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
COMMON STOCKS - 99.5%
          ADVERTISING AND MARKETING SERVICES -
          1.1%
     250  Catalina Marketing Corporation+.........  $   28,938
   1,200  True North Communications...............      53,625
                                                    ----------
                                                        82,563
                                                    ----------
          AEROSPACE AND DEFENSE - 0.6%
     800  AAR Corporation.........................      14,350
     350  Alliant Techsystems Inc.+...............      21,810
     700  BE Aerospace, Inc.+.....................       5,906
                                                    ----------
                                                        42,066
                                                    ----------
          APPAREL AND TEXTILES - 2.4%
     600  Brown Shoe Company, Inc.................       8,475
   1,000  Cone Mills Corporation+.................       4,500
     450  Footstar Inc.+..........................      13,725
     450  Haggar Corporation......................       5,119
     500  J. Baker Inc............................       3,000
     500  Linens 'N Things Inc.+..................      14,813
     950  Oshkosh B'Gosh Inc......................      20,009
     650  Pacific Sunwear of California...........      20,719
     800  Phillips-Van Heusen Corporation.........       6,650
     700  Quiksilver, Inc.........................      10,850
     850  The Men's Wearhouse Inc.+...............      24,969
     750  Timberland Company, Class A.............      39,655
                                                    ----------
                                                       172,484
                                                    ----------
          AUTOMOBILE PARTS MANUFACTURERS - 1.1%
     750  Intermet Corporation....................       8,719
     750  Myers Industries Inc....................      11,813
     600  Simpson Industries......................       6,750
   1,050  Standard Motor Products, Inc............      16,931
   1,000  TBC Corporation+........................       6,250
   1,300  Tower Automotive Inc.+..................      20,068
     550  Wynn's International, Inc...............       7,769
                                                    ----------
                                                        78,300
                                                    ----------
          BANKING - 5.1%
     100  Anchor Bancorp Wisconsin Inc............       1,513
     700  BankNorth Group Inc.....................      18,725
     300  Carolina First Corporation..............       5,475
     800  Commerce Bancorp, Inc...................      32,350
     800  Community First Bankshares, Inc.........      12,600
 SHARES                                               VALUE
--------------------------------------------------------------
          BANKING (CONTINUED)
   2,150  Cullen Frost Bankers Inc................  $   55,362
     750  Downey Financial Corporation............      15,141
      75  First Midwest Bancorp, Inc..............       1,988
     700  Firstbank Corporation...................      14,525
   1,250  Firstmerit Corporation..................      28,750
     900  Hudson United Bancorp...................      23,006
     150  MAF Bancorp Inc.........................       3,141
     150  Provident Bankshares Corporation........       2,597
     450  Queens County Bancorp Inc...............      12,206
   1,050  Silicon Valley Bancshares+..............      51,974
     550  Susquehanna Bancshares Inc..............       8,731
     300  U.S. Trust Corporation..................      24,056
     650  United Bankshares Inc...................      15,519
   1,150  UST Corporation.........................      36,512
                                                    ----------
                                                       364,171
                                                    ----------
          BEVERAGES - 0.3%
     450  Canandaigua Brands Inc., Class A+.......      22,950
                                                    ----------
          BUILDING MATERIALS - 1.1%
   1,050  Building Materials Holding
          Corporation+............................      10,763
     100  Butler Manufacturing Company............       2,231
     250  Champion Enterprises Inc.+..............       2,141
     150  Coachmen Industries Inc.................       2,269
     500  Hughes Supply Inc.......................      10,781
   1,000  Insteel Industries, Inc.................       9,063
     450  Monaco Coach Corporation+...............      11,502
     250  Simpson Manufacturing Company, Inc.+....      10,937
     250  Skyline Corporation.....................       5,875
     450  Universal Forest Products...............       6,638
     700  Watsco Inc..............................       8,094
                                                    ----------
                                                        80,294
                                                    ----------
          BUSINESS SERVICES - 0.2%
     250  Fair, Issac and Company Inc.............      13,250
                                                    ----------
          CHEMICALS - BASIC - 0.5%
     600  Cambrex Corporation.....................      20,662
     350  Scotts Company, Class A+................      14,088
                                                    ----------
                                                        34,750
                                                    ----------
          CHEMICALS - SPECIALTY - 0.6%
     150  Chemed Corporation......................       4,294

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          CHEMICALS - SPECIALTY (CONTINUED)
     500  Lilly Industries Inc., Class A..........  $    6,719
     150  MacDermid, Inc..........................       6,159
     400  OM Group, Inc...........................      13,774
     150  Penford Corporation.....................       2,588
     500  Quaker Chemical Corporation.............       7,125
                                                    ----------
                                                        40,659
                                                    ----------
          COMMERCIAL SERVICES - 2.0%
     800  Computer Task Group Inc.................      11,850
   1,200  Insurance Auto Auctions Inc.+...........      18,900
   1,850  Interim Services Inc.+..................      45,788
     700  Lason, Inc.+............................       7,700
     350  NFO Worldwide Inc.+.....................       7,831
   1,250  Prepaid Legal Services Inc.+............      30,000
     850  Profit Recovery Group
          International, Inc......................      22,578
                                                    ----------
                                                       144,647
                                                    ----------
          COMPUTER RELATED - 3.1%
   1,350  American Management Systems+............      42,356
     250  Choicepoint Inc.+.......................      10,344
     150  Cybex Computer Products Corporation+....       6,075
   1,300  Filenet Corporation+....................      33,150
     150  Hutchinson Technology, Inc.+............       3,188
     150  Jack Henry & Associates.................       8,053
     500  Kronos Inc..............................      30,000
     450  Micros Systems, Inc.+...................      33,300
   1,050  National Computer
          Systems Inc.............................      39,506
   1,250  Standard Microsystems Corporation+......      13,516
                                                    ----------
                                                       219,488
                                                    ----------
          COMPUTER SERVICES - 2.5%
     100  Acxiom Corporation+.....................       2,400
     450  Ciber Inc.+.............................      12,375
     150  Factset Research Systems Inc............      11,944
     800  Gerber Scientific Inc...................      17,550
     650  Primark Corporation+....................      18,078
     150  RSA Security Inc.+......................      11,625
     700  Technology Solutions Company+...........      22,925
     450  The BISYS Group, Inc.+..................      29,363
     850  Whittman-Hart, Inc.+....................      45,580
 SHARES                                               VALUE
--------------------------------------------------------------
          COMPUTER SERVICES (CONTINUED)
     150  Zixit Corporation+......................  $    5,944
                                                    ----------
                                                       177,784
                                                    ----------
          COMPUTER SOFTWARE - 5.5%
     500  Aspen Technologies, Inc.+...............      13,219
     350  Avid Technology, Inc.+..................       4,572
     350  Clarify, Inc.+..........................      44,100
   1,550  Epicor Software Corporation+............       7,847
     400  Harbinger Corporation+..................      12,725
     450  HNC Software Inc.+......................      47,587
     650  Hyperion Solutions Corporation+.........      28,275
     650  Macromedia Inc.+........................      47,531
     650  Mercury Interactive Corporation.........      70,158
   1,550  Midway Games Inc.+......................      37,103
     450  National Instruments Corporation........      17,213
     200  Project Software &
          Development, Inc........................      11,100
   1,000  Remedy Corporation+.....................      47,375
     400  Verity, Inc.............................      17,025
                                                    ----------
                                                       405,830
                                                    ----------
          CONSTRUCTION - 2.4%
     600  Dycom Industries Inc....................      26,438
     400  Elcor Corporation.......................      12,050
   1,550  Insituform Technologies Inc.,
          Class A+................................      43,788
     800  M.D.C. Holdings, Inc....................      12,550
   1,600  Morrison Knudsen Corporation+...........      12,500
     700  Ryland Group Inc........................      16,144
     650  Southern Energy Homes Inc.+.............       1,523
   1,350  Standard Pacific Corporation............      14,850
     250  TJ International Inc....................      10,500
     600  Toll Brothers Inc.+.....................      11,175
     550  U.S. Home Corporation+..................      14,059
                                                    ----------
                                                       175,577
                                                    ----------
          CONSUMER GOODS AND
          SERVICES - 2.4%
     350  ABM Industries Inc......................       7,131
   1,400  ADVO Inc.+..............................      33,249
     350  Angelica Corporation....................       3,413
     850  Fedders Corporation.....................       4,675
     200  Harman International Industries.........      11,225
   1,000  Kaman Corporation.......................      12,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          CONSUMER GOODS AND
          SERVICES (CONTINUED)
     600  Kellwood Company........................  $   11,663
   2,050  La-Z-Boy Inc............................      34,465
     650  Royal Appliance Manufacturing
          Company+................................       3,169
     450  Russ Berrie & Company Inc...............      11,813
   1,100  Smithfield Foods Inc.+..................      26,400
     450  Thomas Industries Inc...................       9,197
                                                    ----------
                                                       169,275
                                                    ----------
          CONTAINERS AND PACKAGING - 0.4%
     900  AptarGroup Inc..........................      22,612
     450  Shorewood Packaging Corporation+........       8,522
                                                    ----------
                                                        31,134
                                                    ----------
          COSMETICS AND TOILETRIES - 0.4%
     700  Natures Sunshine Products Inc...........       5,600
   1,800  NBTY, Inc.+.............................      20,813
                                                    ----------
                                                        26,413
                                                    ----------
          DISTRIBUTION AND
          WHOLESALE - 0.4%
   1,850  Brightpoint Inc.+.......................      24,281
     200  Lawson Products.........................       4,625
                                                    ----------
                                                        28,906
                                                    ----------
          DIVERSIFIED - 0.6%
     900  Justin Industries Inc...................      13,388
     700  Mascotech, Inc..........................       8,881
     500  SPS Technologies Inc.+..................      15,969
     300  Standex International Corporation.......       6,281
                                                    ----------
                                                        44,519
                                                    ----------
          DRUGS - 2.7%
     800  Alpharma Inc., Class A..................      24,600
     300  Barr Laboratories, Inc.+................       9,413
   1,600  Bindley Western Industries..............      24,100
   1,800  Bio-Technology General Corporation+.....      27,450
   1,150  Jones Pharma Incorporated...............      49,952
     450  Medicis Pharmaceutical Corporation+.....      19,153
     350  Noven Pharmaceuticals, Inc.+............       6,344
     800  Regeneron Pharmaceuticals, Inc.+........      10,200
 SHARES                                               VALUE
--------------------------------------------------------------
          DRUGS (CONTINUED)
     750  Syncor International Corporation+.......  $   21,844
       1  Watson Pharmaceutical, Inc.+............          36
                                                    ----------
                                                       193,092
                                                    ----------
          ELECTRIC POWER - 0.7%
     500  Bangor Hydro-Electric Company...........       8,156
     350  Central Vermont Public Services.........       3,719
     400  TNP Enterprises Inc.....................      16,500
     450  United Illuminating Company.............      23,119
                                                    ----------
                                                        51,494
                                                    ----------
          ELECTRICAL COMPONENTS - 0.2%
     850  Artesyn Technologies, Inc.+.............      17,850
                                                    ----------
          ELECTRICAL EQUIPMENT - 1.9%
     250  C&D Technologies, Inc...................      10,625
     450  C-COR Electronics.......................      34,480
   1,150  General Semiconductor, Inc.+............      16,316
     850  Intermagnetics General Corporation+.....       7,438
     600  KEMET Corporation+......................      27,038
     450  Micrel Inc..............................      25,622
     500  Park Electrochemical Corporation........      13,281
                                                    ----------
                                                       134,800
                                                    ----------
          ELECTRONICS - 6.4%
     150  Analogic Corporation....................       4,950
     800  BMC Industries, Inc.....................       3,900
   1,575  Burr-Brown Corporation..................      56,896
     550  C-Cube Microsystems Inc.+...............      34,238
     750  Checkpoint Systems Inc.+................       7,641
     950  CTS Corporation.........................      71,605
     400  Dallas Semiconductor Corporation........      25,775
     200  Dionex Corporation+.....................       8,238
     350  Electro Scientific Industries, Inc.+....      25,550
     250  Esterline Technologies Corporation+.....       2,891
   1,600  Gentex Corporation+.....................      44,400
     250  Hadco Corporation+......................      12,750
   1,600  Intervoice Inc..........................      37,200
     250  Itron Inc.+.............................       1,531
     900  Kulicke & Soffa Industries Inc.+........      38,306
     150  Methode Electronics Inc.................       4,819
     450  Oak Industries Inc.+....................      47,756

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          ELECTRONICS (CONTINUED)
   1,050  Pioneer Standard Electronics............  $   15,159
     450  Technitrol Inc..........................      20,025
                                                    ----------
                                                       463,630
                                                    ----------
          ENERGY - 0.2%
     500  Barrett Resources Corporation+..........      14,719
                                                    ----------
          ENTERTAINMENT - 0.2%
      50  Anchor Gaming+..........................       2,172
     600  THQ, Inc................................      13,912
                                                    ----------
                                                        16,084
                                                    ----------
          ENVIRONMENTAL - 0.5%
     300  American States Water Company...........      10,800
     400  Clarcor Inc.............................       7,200
     350  IMCO Recycling Inc......................       4,419
     800  Tetra Tech Inc..........................      12,300
                                                    ----------
                                                        34,719
                                                    ----------
          EXPLORATION AND DRILLING - 0.6%
   1,000  Energen Corporation.....................      18,063
     600  Northwest Natural Gas Company...........      13,163
     950  Southwestern Energy Company.............       6,234
     250  Stone Energy Corporation+...............       8,906
                                                    ----------
                                                        46,366
                                                    ----------
          FINANCIAL SERVICES - 3.4%
   2,900  Americredit Corporation+................      53,650
     550  Centura Banks Inc.......................      24,269
     250  Dain Rauscher Corporation...............      11,625
   1,300  Eaton Vance Corporation.................      49,400
   1,050  Enhance Financial Services Group Inc....      17,063
      50  Investors Financial Services
          Corporation.............................       2,300
     200  JSB Financial Inc.......................      10,375
     100  Mutual Risk Management Ltd..............       1,681
     300  Raymond James Financial, Inc............       5,606
     450  Riggs National Corporation..............       5,934
     450  SEI Investment Company..................      53,557
     200  Whitney Holding Corporation.............       7,413
                                                    ----------
                                                       242,873
                                                    ----------
          FOOD PRODUCERS - 1.1%
     100  Agribrands International, Inc.+.........       4,600
 SHARES                                               VALUE
--------------------------------------------------------------
          FOOD PRODUCERS (CONTINUED)
   1,750  Chiquita Brands
          International Inc.......................  $    8,313
     750  Corn Products International Inc.........      24,562
     350  Delta and Pine Land Company.............       6,081
     350  J & J Snack Foods Corporation+..........       7,175
     400  Michael Foods Inc.......................       9,850
     200  Panera Bread Company, Class A+..........       1,550
     900  Ralcorp Holdings, Inc.+.................      17,944
                                                    ----------
                                                        80,075
                                                    ----------
          FOREST AND PAPER
          PRODUCTS - 0.4%
     550  Buckeye Technologies Inc.+..............       8,181
     400  Caraustar Industries, Inc...............       9,601
     300  Pope & Talbot Inc.......................       4,800
     300  Schweitzer-Mauduit International Inc....       4,031
                                                    ----------
                                                        26,613
                                                    ----------
          FURNITURE AND APPLIANCES - 0.4%
     200  Bassett Furniture Industries, Inc.......       3,200
     550  Ethan Allen Interiors, Inc..............      17,634
     900  Interface Inc...........................       5,175
                                                    ----------
                                                        26,009
                                                    ----------
          HEALTHCARE - 1.5%
     900  Advance Paradigm, Inc.+.................      19,406
     100  COR Therapeutics Inc.+..................       2,688
   1,500  Coventry Health Care Inc.+..............      10,125
     700  Magellan Health Services, Inc.+.........       4,419
   1,850  MedQuist Inc.+..........................      47,752
   1,300  Orthodontic Centers of America+.........      15,519
     300  Pediatrix Medical Group Inc.+...........       2,100
     550  US Oncology, Inc.+......................       2,716
                                                    ----------
                                                       104,725
                                                    ----------
          HOUSEHOLD PRODUCTS - 0.1%
     100  National Presto Industries, Inc.........       3,550
     450  SLI, Inc.+..............................       6,103
                                                    ----------
                                                         9,653
                                                    ----------
          INDUSTRIAL - 0.6%
     750  Cognex Corporation+.....................      29,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          INDUSTRIAL (CONTINUED)
     500  Geon Company............................  $   16,250
                                                    ----------
                                                        45,500
                                                    ----------
          INSURANCE - 2.4%
     617  Ace Limited.............................      10,296
     300  Arthur J. Gallagher & Company...........      19,425
     600  Delphi Financial Group Inc., Class A....      18,000
     500  E.W. Blanch Holdings, Inc.+.............      30,625
   1,000  Fidelity National Financial, Inc........      14,375
   1,700  First American Financial Corporation....      21,144
     400  Fremont General Corporation.............       2,950
   1,050  Radin Group Inc.........................      50,138
     700  Sierra Health Services, Inc.+...........       4,681
                                                    ----------
                                                       171,634
                                                    ----------
          MACHINERY AND
          EQUIPMENT - 2.8%
     350  Applied Industrial
          Technologies, Inc.......................       5,819
     550  Applied Power, Inc., Class A............      20,212
     850  Astec Industries Inc....................      15,991
     150  CPI Corporation.........................       3,384
     200  Gardner Denver Machinery Inc.+..........       3,338
     400  Graco Inc...............................      14,350
     300  Helix Technology Corporation............      13,444
     900  JLG Industries Inc......................      14,344
     850  Manitowoc Company, Inc..................      28,899
     900  Paxar Corporation+......................       7,594
     400  Regal Beloit............................       8,250
     150  Robbins & Myers, Inc....................       3,394
     350  X-Rite, Inc.............................       2,188
   1,000  Zebra Technologies Corporation+.........      58,499
                                                    ----------
                                                       199,706
                                                    ----------
          MANUFACTURING - 1.8%
     900  A. O. Smith Corporation.................      19,687
     400  Belden Inc..............................       8,400
     850  Dixie Group Inc.+.......................       6,269
     450  Griffon Corporation+....................       3,516
     350  Libbey Inc..............................      10,063
     300  Lydall Inc.+............................       1,988
     600  Roper Industries, Inc...................      22,687
 SHARES                                               VALUE
--------------------------------------------------------------
          MANUFACTURING (CONTINUED)
     300  Scott Technologies, Inc.+...............  $    5,663
     450  Sturm, Ruger & Company Inc..............       3,994
     750  Tredegar Industries, Inc................      15,515
     700  Vicor Corporation+......................      28,349
                                                    ----------
                                                       126,131
                                                    ----------
          MEDIA - 1.1%
   1,050  Xircom Inc.+............................      78,750
                                                    ----------
          MEDICAL PRODUCTS AND
          SUPPLIES - 4.5%
     100  Biomatrix, Inc.+........................       1,925
     600  Cooper Companies Inc....................      18,075
     400  Datascope Corporation...................      16,000
     450  Dendrite International, Inc.............      15,244
     450  Dura Pharmaceuticals Inc.+..............       6,272
     300  Enzo Biochem, Inc.+.....................      13,519
     300  Hanger Orthopedic Group, Inc.+..........       3,000
     600  IDEC Pharmaceuticals Corporation........      58,949
   1,000  IDEXX Laboratories Inc.+................      16,125
   1,500  Liposome Company Inc.+..................      18,305
     600  Owens & Minor, Inc......................       5,363
     650  Patterson Dental Company+...............      27,705
     400  Priority Healthcare Corporation.........      11,575
     500  Resmed Inc.+............................      20,874
     200  Respironics, Inc.+......................       1,594
   1,150  Safeskin Corporation+...................      13,944
     850  Sola International Inc.+................      11,794
     300  SpaceLabs Medical Inc.+.................       5,569
   1,150  Summit Technology Inc.+.................      13,441
     500  Varian Medical Systems, Inc.+...........      14,906
     250  Vital Signs Inc.........................       5,719
     550  Wesley Jessen Visioncare, Inc.+.........      20,831
                                                    ----------
                                                       320,729
                                                    ----------
          MEDICAL SERVICES - 1.7%
     600  ADAC Laboratories Designs+..............       6,450
     400  Cerner Corporation+.....................       7,875
     700  Coherent Inc.+..........................      18,725
     300  Curative Health Services, Inc.+.........       2,325
   1,100  Genesis Health Ventures, Inc.+..........       2,269
     200  Hooper Holmes, Inc......................       5,150
     300  Incyte Pharmaceuticals, Inc.+...........      18,000
     650  Invacare Corporation....................      13,041

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          MEDICAL SERVICES (CONTINUED)
     150  Laser Vision Centers, Inc.+.............  $    1,584
     850  Renal Care Group, Inc.+.................      19,869
     800  Universal Health Services Inc.,
          Class B+................................      28,800
                                                    ----------
                                                       124,088
                                                    ----------
          METALS AND MINING - 1.8%
     350  Amcast Industrial Corporation...........       5,731
   1,050  AMCOL International Corporation.........      16,931
     450  Commercial Metals Company...............      15,272
     350  Commonwealth Industries, Inc............       4,550
     350  Material Sciences Corporation+..........       3,566
   1,000  Mueller Industries Inc.+................      36,250
     650  Quanex Corporation......................      16,575
     800  Reliance Steel & Aluminum Company.......      18,750
     200  RTI International Metals, Inc.+.........       1,500
     600  Steel Technologies Inc..................       8,700
                                                    ----------
                                                       127,825
                                                    ----------
          NETWORKING EQUIPMENT AND PRODUCTS - 0.6%
     150  Apex Inc.+..............................       4,838
     350  Auspex Systems, Inc.+...................       3,588
     350  Black Box Corporation+..................      23,449
     300  Concord Communications, Inc.+...........      13,313
                                                    ----------
                                                        45,188
                                                    ----------
          OFFICE EQUIPMENT - 0.5%
     500  Brady Corporation.......................      16,969
     900  John H. Harland Company.................      16,481
     350  Nashua Corporation+.....................       2,625
                                                    ----------
                                                        36,075
                                                    ----------
          OIL AND GAS - 2.0%
     450  Cabot Oil & Gas Corporation.............       7,228
     300  HS Resources, Inc.+.....................       5,175
     300  New Jersey Resources Corporation........      11,719
   1,200  Newfield Exploration Company+...........      32,100
   1,050  Oceaneering International Inc.+.........      15,684
     250  Plains Resources Inc.+..................       3,125
   1,000  Pride International Inc.+...............      14,625
     900  Seitel Inc.+............................       6,075
   1,900  Vintage Petroleum Inc.+.................      22,919
 SHARES                                               VALUE
--------------------------------------------------------------
          OIL AND GAS (CONTINUED)
     750  Wicor Inc...............................  $   21,891
                                                    ----------
                                                       140,541
                                                    ----------
          OIL FIELD SERVICES &
          EQUIPMENT - 0.3%
   1,200  Cross Timbers Oil Company...............      10,875
     550  Pogo Producing Company..................      11,275
                                                    ----------
                                                        22,150
                                                    ----------
          PHOTO AND OPTICAL - 0.0% ++
      50  Electroglas Inc.+.......................       1,269
                                                    ----------
          PRINTING AND PUBLISHING - 1.2%
     900  Bowne & Company Inc.....................      12,150
     350  Consolidated Graphics Inc.+.............       5,228
     700  Thomas Nelson, Inc......................       6,475
   1,400  Valassis Communications Inc.............      59,150
                                                    ----------
                                                        83,003
                                                    ----------
          PROFESSIONAL SERVICES - 1.2%
     550  CDI Corporation+........................      13,269
     750  InaCom Corporation+.....................       5,484
     350  MAXIMUS, Inc.+..........................      11,878
     700  National Data Corporation...............      23,757
     950  Offshore Logistics Inc.+................       8,906
     950  Staffmark, Inc.+........................       7,184
     350  URS Corporation+........................       7,591
     350  Volt Information Sciences Inc.+.........       8,356
                                                    ----------
                                                        86,425
                                                    ----------
          RECREATION - 1.6%
     700  Arctic Cat Inc..........................       7,000
   1,900  Aztar Corporation+......................      20,663
     200  Carmike Cinemas Inc., Class A+..........       1,563
     150  GC Companies Inc.+......................       3,881
   1,100  Hollywood Park Inc.+....................      24,680
     200  Huffy Corporation.......................       1,050
     300  K2 Inc..................................       2,288
   1,400  Players International, Inc.+............      11,506
     600  Polaris Industries Inc..................      21,750
     350  Thor Industries Inc.....................      10,653
     650  Winnebago Industries....................      13,041
                                                    ----------
                                                       118,075
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          RESTAURANTS AND LODGING - 2.0%
     500  Applebees International Inc.............  $   14,750
     850  CEC Entertainment Inc...................      24,118
   1,050  Jack In the Box Inc.+...................      21,722
   1,050  Landry's Seafood
          Restaurants Inc.+.......................       9,122
     500  Marcus Corporation......................       6,719
   1,100  Prime Hospitality Corporation+..........       9,694
   1,050  Ruby Tuesday Inc........................      19,097
   1,400  Ryan's Family Steak
          Houses Inc.+............................      11,900
     500  Sonic Corporation+......................      14,250
     850  TCBY Enterprises Inc....................       3,241
     200  The Cheesecake Factory+.................       7,000
                                                    ----------
                                                       141,613
                                                    ----------
          RETAIL - FOOD - 0.8%
   1,450  Earthgrains Company.....................      23,381
     850  Fleming Companies Inc...................       8,713
     550  Nash-Finch Company......................       3,506
     400  Whole Foods Market Inc.+................      18,550
                                                    ----------
                                                        54,150
                                                    ----------
          RETAIL - GENERAL - 0.8%
     150  Ames Department Stores+.................       4,322
   1,350  Casey's General Stores, Inc.............      14,091
     400  Cash America Investments Inc............       3,900
     500  MicroAge Inc.+..........................       1,750
   1,050  Regis Corporation.......................      19,818
     650  ShopKo Stores, Inc.+....................      14,950
                                                    ----------
                                                        58,831
                                                    ----------
          RETAIL - SPECIALTY - 3.3%
     350  AnnTaylor Stores Corporation+...........      12,053
     600  Books-A-Million Inc.+...................       4,988
   1,050  Cato Corporation........................      13,256
     150  Cost Plus, Inc.+........................       5,344
     150  Damark International, Inc.+.............       2,363
     250  Discount Auto Parts Inc.+...............       4,516
     650  Dress Barn Inc.+........................      10,806
     850  Fossil, Inc.............................      19,656
     500  Goody's Family Clothing Inc.+...........       2,688
     500  Gottschalks Inc.+.......................       3,719
     750  Insight Enterprises Inc.................      30,468
   1,000  Jan Bell Marketing Inc.+................       2,875
 SHARES                                               VALUE
--------------------------------------------------------------
          RETAIL - SPECIALTY (CONTINUED)
     650  Jo-Ann Stores Inc.+.....................  $    7,313
     750  Just For Feet Inc.+.....................           8
     150  Lillian Vernon Corporation..............       1,669
     350  Michaels Stores Inc.+...................       9,975
     800  O'Reilly Automotive Inc.................      17,200
     750  Pier 1 Imports Inc......................       4,781
   1,000  The Bombay Company Inc.+................       4,500
     850  Toro Company............................      31,715
     950  Zale Corporation+.......................      45,955
                                                    ----------
                                                       235,848
                                                    ----------
          SEMICONDUCTORS - 2.0%
     350  Alpha Industries, Inc.+.................      20,059
   2,250  International Rectifier Corporation+....      58,501
     850  Lattice Semiconductor Corporation.......      40,056
     400  Plexus Corporation+.....................      17,600
     100  Watkins-Johnson Company.................       4,000
                                                    ----------
                                                       140,216
                                                    ----------
          STEEL - 0.0% ++
     500  Birmingham Steel Corporation............       2,656
                                                    ----------
          TECHNOLOGY - 1.5%
     400  Digital Microwave Corporation+..........       9,375
   1,850  Komag Inc.+.............................       5,781
     900  Progress Software Corporation+..........      51,075
   2,400  S3 Inc.+................................      27,750
     650  Telxon Corporation......................      10,400
                                                    ----------
                                                       104,381
                                                    ----------
          TELECOMMUNICATIONS - 2.8%
     250  Adaptive Broadband Corporation+.........      18,453
     750  Aspect Communications Corporation+......      29,344
   1,050  CommScope, Inc.+........................      42,328
     700  Digi International Inc.+................       7,306
     950  Inter-Tel Inc...........................      23,750
     200  Plantronics Inc.+.......................      14,313
     500  Powerwave Technologies, Inc.+...........      29,188
     100  Proxim, Inc.+...........................      11,000
     300  SymmetriCom Inc.+.......................       2,981
   1,400  TALK.com, Inc.+.........................      24,850
                                                    ----------
                                                       203,513
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          TRANSPORTATION - 2.2%
   1,500  American Freightways Corporation+.......  $   24,281
     450  Eagle USA Airfreight, Inc.+.............      19,406
     450  Expeditors International of
          Washington, Inc.........................      19,716
   1,200  Fritz Companies, Inc.+..................      12,600
     300  Kirby Corporation+......................       6,150
   1,050  Mesa Air Group Inc.+....................       4,988
     250  Midwest Express Holdings, Inc.+.........       7,969
     450  Pittston BAX Group......................       4,781
     500  Railtex Inc.+...........................       8,938
     450  SkyWest Inc.............................      12,600
     800  U.S. Freightways Corporation............      38,299
                                                    ----------
                                                       159,728
                                                    ----------
          TRUCKING AND SHIPPING - 1.7%
   1,250  Arkansas Best Corporation+..............      15,000
     300  Frozen Food Express Industries, Inc.....       1,163
     300  Heartland Express Inc.+.................       4,725
     700  Landstar System Inc.+...................      29,969
     700  M.S. Carriers Inc.+.....................      16,713
   2,650  Rollins Truck Leasing Corporation.......      31,633
     700  Wabash National Corporation.............      10,500
     900  Yellow Corporation+.....................      15,131
                                                    ----------
                                                       124,834
                                                    ----------
          UNIT INVESTMENT TRUST - 2.9%
   2,600  S&P Mid-Cap 400 Depositary Receipts.....     210,925
                                                    ----------
          UTILITIES - NATURAL GAS - 1.1%
     650  Cascade Natural Gas Corporation.........      10,481
     400  Connecticut Energy Corporation..........      15,550
     450  Piedmont Natural Gas Company, Inc.......      13,613
     350  Public Service Company of North
          Carolina, Inc...........................      11,309
     850  Southwest Gas Corporation...............      19,550
     400  Valmont Industries Inc..................       6,425
                                                    ----------
                                                        76,928
                                                    ----------
          UTILITIES - WATER - 0.7%
     200  Aquarion Company........................       7,400
 SHARES                                               VALUE
--------------------------------------------------------------
          UTILITIES - WATER (CONTINUED)

     400  Philadelphia Suburban Corporation.......  $    8,275
   1,000  United Water Resources Inc..............      34,188
                                                    ----------
                                                        49,863
                                                    ----------
          WIRE AND CABLE PRODUCTS - 0.6%
   1,100  Anixter International Inc.+.............      22,688
     650  Barnes Group Inc........................      10,603
     450  Cable Design Technologies
          Corporation+............................      10,350
                                                    ----------
                                                        43,641
                                                    ----------
          TOTAL COMMON STOCKS
          (Cost $6,514,370).......................   7,151,978
                                                    ----------
RIGHTS - 0.0%+
  (Cost $0)
       5  Tel-Save.Com, Inc.+.....................           0
                                                    ----------
INVESTMENT COMPANIES - 2.6%
  (Cost $185,507)
 185,507  Nations Cash Reserves#..................     185,507
                                                    ----------

TOTAL INVESTMENTS (Cost $6,699,877*)...........................    102.1%   7,337,485
                                                                           ----------
OTHER ASSETS AND LIABILITIES (NET).............................     (2.1)%
Cash....................................................................   $    4,600
Receivable for investment securities sold...............................        5,353
Receivable for Fund shares sold.........................................          440
Dividends receivable....................................................        3,927
Interest receivable.....................................................          535
Unamortized organization costs..........................................       12,482
Collateral on securities loaned.........................................      (28,507)
Investment advisory fee payable.........................................      (84,206)
Administration fee payable..............................................       (1,339)
Shareholder servicing and distribution fees payable.....................
                                                                              (25,975)
Accrued Trustees' fees and expenses.....................................       (3,650)
Accrued expenses and other liabilities..................................      (34,216)
                                                                           ----------
TOTAL OTHER ASSETS AND LIABILITIES (NET)................................     (150,556)
                                                                           ----------
NET ASSETS.....................................................    100.0%  $7,186,929
                                                                  ======   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED SMALLCAP INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

SHARES                                                            VALUE
-----------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated net realized loss on investments sold.......................
                                                                           $ (737,233)
Net unrealized appreciation of investments..............................      637,608
Paid-in capital.........................................................    7,286,554
                                                                           ----------
NET ASSETS..............................................................   $7,186,929
                                                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($7,186,929 DIVIDED BY 752,513 shares outstanding)......................   $     9.55
                                                                           ==========

-----------------------------------------------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,454,273 and gross depreciation of $825,597 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $6,708,809.
+    Non-income producing security.
++   Amount represents less than 0.1%.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $28,507.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- DISCIPLINED EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
COMMON STOCKS - 97.5%
          AEROSPACE AND DEFENSE - 2.9%
   2,025  General Dynamics Corporation............  $  106,819
   2,100  Northrop Grumman Corporation............     113,531
                                                    ----------
                                                       220,350
                                                    ----------
          APPAREL AND TEXTILES - 1.1%
   5,525  Shaw Industries, Inc....................      85,292
                                                    ----------
          AUTOMOBILES AND TRUCKS - 1.7%
   2,375  Ford Motor Company......................     126,914
                                                    ----------
          BANKING - 1.7%
   1,725  Chase Manhattan Corporation.............     134,011
                                                    ----------
          BEVERAGES - 1.7%
   1,825  Anheuser-Busch Companies, Inc...........     129,347
                                                    ----------
          COMPUTER RELATED - 3.5%
   5,325  Adaptec, Inc.+..........................     265,584
                                                    ----------
          COMPUTER SERVICES - 2.4%
   1,950  Computer Sciences Corporation+..........     184,519
                                                    ----------
          COMPUTER SOFTWARE - 5.9%
   5,575  Compuware Corporation...................     207,669
   2,125  Microsoft Corporation++.................     248,094
                                                    ----------
                                                       455,763
                                                    ----------
          CONGLOMERATE - 1.9%
   2,225  United Technologies Corporation.........     144,625
                                                    ----------
          CONSTRUCTION - 2.8%
   4,775  Sherwin-Williams Company................     100,275
   2,475  USG Corporation.........................     116,634
                                                    ----------
                                                       216,909
                                                    ----------
          COSMETICS AND TOILETRIES - 2.0%
   2,375  Kimberly-Clark Corporation..............     154,969
                                                    ----------
          ELECTRIC POWER - 2.7%
   3,025  DTE Energy Company......................      94,909
   3,175  PECO Energy Company.....................     110,332
                                                    ----------
                                                       205,241
                                                    ----------
          FINANCIAL SERVICES - 7.1%
   3,675  AXA Financial, Inc......................     124,491
   3,275  Greenpoint Financial Corporation........      77,986
   1,675  Morgan Stanley Dean Witter & Company....     239,105
   2,775  Paine Webber Group, Inc.................     107,705
                                                    ----------
                                                       549,287
                                                    ----------
 SHARES                                               VALUE
--------------------------------------------------------------
          FOREST AND PAPER
          PRODUCTS - 3.7%
   3,400  Georgia-Pacific Corporation.............  $  172,550
   2,000  Louisiana Pacific Corporation...........      28,500
   1,150  Weyerhaeuser Company....................      82,584
                                                    ----------
                                                       283,634
                                                    ----------
          INSURANCE - 5.2%
   2,625  Allstate Corporation....................      63,000
   1,600  American International Group, Inc.......     173,000
   2,700  MGIC Investment Corporation.............     162,506
                                                    ----------
                                                       398,506
                                                    ----------
          MACHINERY AND
          EQUIPMENT - 6.1%
   2,625  Cummins Engine Company, Inc.............     126,820
   3,111  Illinois Tool Works, Inc................     210,187
   2,400  Ingersoll-Rand Company..................     132,150
                                                    ----------
                                                       469,157
                                                    ----------
          MEDICAL PRODUCTS AND
          SUPPLIES - 4.4%
   4,150  Allergan, Inc...........................     206,463
   1,450  Johnson & Johnson.......................     135,031
                                                    ----------
                                                       341,494
                                                    ----------
          MEDICAL SERVICES - 4.2%
   6,475  Columbia/HCA Healthcare Corporation.....     189,799
   2,475  United Healthcare Corporation...........     131,484
                                                    ----------
                                                       321,283
                                                    ----------
          OFFICE EQUIPMENT - 3.7%
   3,175  Lexmark International Group, Inc.,
          Class A.................................     287,338
                                                    ----------
          OIL - DOMESTIC - 6.1%
   2,300  Amerada Hess Corporation................     130,526
   2,650  Ashland Inc.............................      87,284
   2,025  Columbia Energy Group...................     128,081
   4,825  USX-Marathon Group Inc..................     119,117
                                                    ----------
                                                       465,008
                                                    ----------
          PRINTING AND PUBLISHING - 1.8%
   2,275  Knight-Ridder Inc.......................     135,363
                                                    ----------
          RETAIL - FOOD - 1.5%
   5,800  Supervalu Inc...........................     116,000
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- DISCIPLINED EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                               VALUE
--------------------------------------------------------------
          RETAIL - GENERAL - 1.5%
   2,350  Federated Department Stores, Inc.+......  $  118,822
                                                    ----------
          RETAIL - SPECIALTY - 3.2%
   2,800  Best Buy Company, Inc...................     140,525
   5,100  TJX Companies Inc.......................     104,231
                                                    ----------
                                                       244,756
                                                    ----------
          SEMICONDUCTORS - 2.6%
   4,075  Altera Corporation......................     201,967
                                                    ----------
          TELECOMMUNICATIONS - 2.8%
   2,825  Lucent Technologies, Inc.++.............     211,345
                                                    ----------
          UNIT INVESTMENT TRUST - 4.6%
   2,400  Standard and Poor's 500 Depositary
          Receipts................................     352,500
                                                    ----------
          UTILITIES - NATURAL GAS - 1.8%
   3,850  Coastal Corporation.....................     136,434
                                                    ----------
          UTILITIES - TELEPHONE - 6.9%
   1,925  ALLTEL Corporation......................     159,174
   1,600  AT&T Corporation........................      81,200
   3,050  BellSouth Corporation...................     142,778
   3,011  SBC Communications Inc..................     146,786
                                                    ----------
                                                       529,938
                                                    ----------
          TOTAL COMMON STOCKS (Cost $6,503,197)...   7,486,356
                                                    ----------
INVESTMENT COMPANIES - 2.6%
  (Cost $202,000)
 202,000  Nations Cash Reserves#..................     202,000
                                                    ----------

                                                  VALUE
----------------------------------------------------------
          TOTAL INVESTMENTS
          (Cost $6,705,197*)........    100.1% $7,688,356
                                               ----------
          OTHER ASSETS AND
          LIABILITIES (NET).........     (0.1)%
          Receivable for Fund shares sold....  $    6,286
          Dividends receivable...............       5,822
          Interest receivable................         686
          Receivable for variation margin....         518
          Unamortized organization costs.....      12,482
          Payable for Fund shares redeemed...          (3)
          Investment advisory fee payable....      (2,217)
          Administration fee payable.........      (1,445)
          Due to custodian...................          (9)
          Accrued Trustees' fees and
          expenses...........................      (3,650)
          Accrued expenses and other
          liabilities........................     (22,798)
                                               ----------
          TOTAL OTHER ASSETS AND LIABILITIES
          (NET)..............................      (4,328)
                                               ----------
          NET ASSETS................    100.0% $7,684,028
                                        =====  ==========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
          investments sold...................  $  (95,431)
          Net unrealized appreciation of
          investments and futures
          contracts..........................     983,397
          Paid-in capital....................   6,796,062
                                               ----------
          NET ASSETS.........................  $7,684,028
                                               ==========
          NET ASSET VALUE, OFFERING AND
          REDEMPTION PRICE PER SHARE
          ($7,684,028  DIVIDED BY 660,474
          shares outstanding)................  $    11.63
                                               ==========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,368,821 and gross depreciation of $402,372 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $6,721,907.
+    Non-income producing security.
++ All or a portion of security segregated as collateral for futures contracts.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES                                                 VALUE
-----------------------------------------------------------------
COMMON STOCKS - 93.4%
            BANKING - 0.7%
     8,438  Northern Trust Corporation..............  $   447,214
                                                      -----------
            BEVERAGES - 1.3%
    11,746  Anheuser-Busch Companies, Inc...........      832,498
                                                      -----------
            CHEMICALS - BASIC - 0.8%
     7,533  E.I. duPont de Nemours and Company......      496,236
                                                      -----------
            COMPUTER RELATED - 14.6%
    33,495  3Com Corporation+.......................    1,574,265
    62,066  Dell Computer Corporation...............    3,165,366
    29,667  EMC Corporation.........................    3,241,119
    17,828  Sun Microsystems, Inc...................    1,380,556
                                                      -----------
                                                        9,361,306
                                                      -----------
            COMPUTER SOFTWARE - 0.7%
     3,858  Oracle Systems Corporation..............      432,337
                                                      -----------
            CONSTRUCTION - 0.2%
     8,056  M.D.C. Holdings, Inc....................      126,379
                                                      -----------
            COSMETICS AND
            TOILETRIES - 0.5%
     6,647  Estee Lauder Companies Inc..............      335,258
                                                      -----------
            ELECTRICAL EQUIPMENT - 0.1%
       132  Sony Corporation, ADR...................       37,587
                                                      -----------
            ELECTRONICS - 5.0%
    70,000  Flextronics International Ltd...........    3,220,000
                                                      -----------
            FINANCIAL SERVICES - 8.2%
    45,130  Citigroup Inc...........................    2,507,535
    18,532  Fannie Mae..............................    1,157,092
    11,016  Morgan Stanley Dean Witter & Company....    1,572,534
                                                      -----------
                                                        5,237,161
                                                      -----------
            INTERNET - 3.6%
    30,653  America Online Inc......................    2,312,386
                                                      -----------
            LEISURE AND RECREATION PRODUCTS - 0.1%
       887  Royal Caribbean Cruises Ltd.............       43,740
                                                      -----------
            MANUFACTURING - 4.0%
    16,471  General Electric Company................    2,548,887
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            MEDIA - 7.4%
    12,406  Clear Channel Communications, Inc.+.....  $ 1,107,236
     4,494  Comcast Corporation, Class A............      227,228
     8,181  MediaOne Group, Inc.+...................      628,403
     7,677  Omnicom Group...........................      767,700
    20,530  Time Warner Inc.........................    1,487,141
     7,500  UnitedGlobalCom Inc.....................      529,688
                                                      -----------
                                                        4,747,396
                                                      -----------
            MEDICAL PRODUCTS AND SUPPLIES - 4.3%
    18,596  Genentech, Inc..........................    2,501,162
     8,673  Priority Healthcare Corporation.........      250,975
                                                      -----------
                                                        2,752,137
                                                      -----------
            NETWORKING EQUIPMENT AND PRODUCTS - 7.0%
    29,300  Cisco Systems, Inc......................    3,138,763
     3,577  Juniper Networks, Inc.+.................    1,216,180
     1,475  Nortel Networks Corporation.............      148,975
                                                      -----------
                                                        4,503,918
                                                      -----------
            RENTAL AUTO AND
            EQUIPMENT - 1.5%
    18,747  Hertz Corporation, Inc..................      939,693
                                                      -----------
            RESTAURANTS AND
            LODGING - 1.4%
    16,791  Four Seasons Hotels Inc.................      894,121
                                                      -----------
            RETAIL - GENERAL - 2.7%
    25,028  Wal-Mart Stores, Inc....................    1,730,061
                                                      -----------
            RETAIL - SPECIALTY - 4.8%
    25,552  Home Depot Inc..........................    1,751,943
    14,836  Tiffany & Company.......................    1,324,113
                                                      -----------
                                                        3,076,056
                                                      -----------
            SEMICONDUCTORS - 3.6%
    11,064  CIENA Corporation+......................      636,180
    17,499  Texas Instruments Inc...................    1,695,216
                                                      -----------
                                                        2,331,396
                                                      -----------
            TELECOMMUNICATIONS - 15.6%
     8,114  JDS Uniphase Corporation................    1,308,890
    21,771  Lucent Technologies, Inc................    1,628,743

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES                                                 VALUE
-----------------------------------------------------------------
            TELECOMMUNICATIONS (CONTINUED)
    24,396  QUALCOMM Inc............................  $ 4,296,745
    17,328  Sprint Corporation (PCS Group)+.........    1,776,119
    19,827  Vodafone AirTouch plc...................      981,437
                                                      -----------
                                                        9,991,934
                                                      -----------
            TRANSPORTATION - 2.4%
     8,682  AMR Corporation+........................      581,694
    11,911  UAL Corporation+........................      923,847
                                                      -----------
                                                        1,505,541
                                                      -----------
            UTILITIES - TELEPHONE - 2.9%
    35,343  MCI Worldcom, Inc.......................    1,875,388
                                                      -----------
            TOTAL COMMON STOCKS
              (Cost $40,587,455)....................   59,778,630
                                                      -----------

PRINCIPAL
  AMOUNT
  ------
CONVERTIBLE BONDS AND NOTES - 2.8%
            COMPUTER SOFTWARE - 2.1%
$  503,000  Bea Systems Inc.,
            4.000% 12/15/06^........................      586,624
   555,000  i2 Technologies, Inc.,
            5.250% 12/15/06^........................      794,344
                                                      -----------
                                                        1,380,968
                                                      -----------
            TELECOMMUNICATIONS - 0.7%
   300,000  Level 3 Communications, Inc.,
            6.000% 09/15/09.........................      420,000
                                                      -----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $1,358,000).....................    1,800,968
                                                      -----------
PRINCIPAL
  AMOUNT                                                 VALUE
-----------------------------------------------------------------
CORPORATE BONDS AND NOTES - 0.1%
  (Cost $96,968)
            CONSTRUCTION - 0.1%
$  100,000  M.D.C. Holdings, Inc.,
            8.375% 02/01/08.........................  $    92,000
                                                      -----------
  SHARES
  ------
PREFERRED STOCKS - 2.1%
            TELECOMMUNICATIONS - 1.4%
     9,475  General Motors Corporation -
            Class H+................................      909,600
                                                      -----------
            UTILITIES - ELECTRIC - 0.7%
     7,226  AES Trust III+..........................      445,302
                                                      -----------
            TOTAL PREFERRED STOCKS
              (Cost $1,220,935).....................    1,354,902
                                                      -----------

PRINCIPAL
  AMOUNT
  ------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 0.9%
  (Cost $599,957)
            FEDERAL HOME LOAN BANK (FHLB) - 0.9%
$  600,000  Discount note, due 01/03/00.............      599,935
                                                      -----------
  SHARES
  ------
INVESTMENT COMPANIES - 8.3%   (Cost $5,310,698)
 5,310,698  Nations Cash Reserves#..................    5,310,698
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                VALUE
--------------------------------------------------------
          TOTAL INVESTMENTS
          (Cost $49,174,013*).....    107.6% $68,937,133
                                             -----------
          OTHER ASSETS AND
          LIABILITIES (NET).......     (7.6)%
          Cash.............................  $        78
          Receivable for investment
          securities sold..................      424,709
          Receivable for Fund shares
          sold.............................       38,051
          Dividends receivable.............       10,021
          Interest receivable..............       11,914
          Unamortized organization costs...       12,482
          Collateral on securities
          loaned...........................   (5,309,698)
          Payable for Fund shares
          redeemed.........................       (1,135)
          Investment advisory fee
          payable..........................      (33,223)
          Administration fee payable.......      (11,319)
          Accrued Trustees' fees and
          expenses.........................       (3,650)
          Accrued expenses and other
          liabilities......................      (26,829)
                                             -----------
          TOTAL OTHER ASSETS AND
          LIABILITIES (NET)................   (4,888,599)
                                             -----------
          NET ASSETS..............    100.0% $64,048,534
                                      =====  ===========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
          investments sold.................  $   719,550
          Net unrealized appreciation of
          investments......................   19,763,120
          Paid-in capital..................   43,565,864
                                             -----------
          NET ASSETS.......................  $64,048,534
                                             ===========
          NET ASSET VALUE, OFFERING AND
          REDEMPTION PRICE PER SHARE
          ($64,048,534  DIVIDED BY
          3,396,438 shares outstanding)....  $     18.86
                                             ===========

-----------------------------------------------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $19,937,009 and gross depreciation of $282,552 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $49,282,676.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $5,309,698.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES                                                               VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 97.2%
            AEROSPACE AND DEFENSE - 1.1%
    2,700   Boeing Company........................................  $   112,219
      788   Honeywell International Inc.+.........................       45,458
      400   Northrop Grumman Corporation..........................       21,625
    1,000   Rockwell International Corporation....................       47,875
                                                                    -----------
                                                                        227,177
                                                                    -----------
            APPAREL AND TEXTILES - 0.1%
      500   National Service Industries, Inc......................       14,750
      100   Russell Corporation...................................        1,675
      100   Springs Industries Inc................................        3,994
                                                                    -----------
                                                                         20,419
                                                                    -----------
            AUTOMOBILES AND TRUCKS - 1.3%
    2,200   Ford Motor Company....................................      117,563
    1,800   General Motors Corporation............................      130,837
      200   ITT Industries, Inc...................................        6,688
      500   PACCAR, Inc...........................................       22,156
                                                                    -----------
                                                                        277,244
                                                                    -----------
            BANKING - 4.3%
    2,000   Amsouth Bancorporation................................       38,625
    1,200   Banc One Corporation..................................       38,475
    2,500   Chase Manhattan Corporation...........................      194,218
    1,000   First Union Corporation...............................       32,813
    4,900   Firstar Corporation...................................      103,513
    1,800   Golden West Financial Corporation.....................       60,300
    1,000   Huntington Bancshares Inc.............................       23,875
      700   J.P. Morgan & Company Inc.............................       88,638
    1,200   KeyCorp...............................................       26,550
    1,300   PNC Bank Corporation..................................       57,850
    1,700   SouthTrust Corporation................................       64,281
    4,000   Wells Fargo Company...................................      161,750
                                                                    -----------
                                                                        890,888
                                                                    -----------
            BEVERAGES - 2.2%
    1,300   Anheuser-Busch Companies, Inc.........................       92,138
    3,200   Coca-Cola Company.....................................      186,400
    5,200   PepsiCo, Inc..........................................      183,300
                                                                    -----------
                                                                        461,838
                                                                    -----------
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            CHEMICALS - BASIC - 1.5%
    1,100   Dow Chemical Company..................................  $   146,987
    1,200   E.I. duPont de Nemours and Company....................       79,050
      100   Eastman Chemical Company..............................        4,769
      400   FMC Corporation+......................................       22,925
    1,300   Mallinckrodt Group Inc................................       41,356
      200   Praxair Inc...........................................       10,063
                                                                    -----------
                                                                        305,150
                                                                    -----------
            CHEMICALS - DIVERSIFIED - 0.1%
      600   Monsanto Company......................................       21,375
                                                                    -----------
            CHEMICALS - SPECIALTY - 0.0%+
      100   Great Lakes Chemical Corporation......................        3,818
      100   W.R. Grace & Company+.................................        1,388
                                                                    -----------
                                                                          5,206
                                                                    -----------
            COMPUTER RELATED - 6.1%
    1,100   3Com Corporation+.....................................       51,700
      800   Apple Computer Inc.+..................................       82,250
    3,300   Dell Computer Corporation.............................      168,300
    1,600   EMC Corporation.......................................      174,800
    1,700   Gateway Inc...........................................      122,506
      600   Hewlett-Packard Company...............................       68,363
    3,000   International Business Machines Corporation...........      324,000
      800   Seagate Technology Inc.+..............................       37,250
    2,400   Sun Microsystems, Inc.................................      185,850
    1,200   Unisys Corporation+...................................       38,325
                                                                    -----------
                                                                      1,253,344
                                                                    -----------
            COMPUTER SERVICES - 1.4%
    1,600   Automatic Data Processing Inc.........................       86,200
      500   Computer Sciences Corporation+........................       47,313
    2,300   Electronic Data Systems...............................      153,956
                                                                    -----------
                                                                        287,469
                                                                    -----------
            COMPUTER SOFTWARE - 7.0%
      100   Adobe Systems Inc.....................................        6,725
      500   BMC Software, Inc.+...................................       39,969
      300   Computer Associates International Inc.................       20,981
    1,000   Compuware Corporation.................................       37,250
    1,000   First Data Corporation................................       49,313

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            COMPUTER SOFTWARE (CONTINUED)
    9,500   Microsoft Corporation++...............................  $ 1,109,124
    1,000   Novell Inc.+..........................................       39,938
    1,300   Oracle Systems Corporation............................      145,680
                                                                    -----------
                                                                      1,448,980
                                                                    -----------
            CONGLOMERATE - 1.3%
    5,000   Tyco International Ltd................................      194,375
    1,200   United Technologies Corporation.......................       78,000
                                                                    -----------
                                                                        272,375
                                                                    -----------
            CONSTRUCTION - 0.2%
      100   Centex Corporation....................................        2,469
      300   Fluor Corporation.....................................       13,763
      100   Kaufman & Broad Home Corporation......................        2,419
      100   Owens-Corning Fiberglass Corporation..................        1,931
      100   Pulte Corporation.....................................        2,250
    1,000   Sherwin-Williams Company..............................       20,999
                                                                    -----------
                                                                         43,831
                                                                    -----------
            CONTAINERS AND
            PACKAGING - 0.1%
      150   Pactiv Corporation+...................................        1,594
      600   Tupperware Corporation................................       10,162
                                                                    -----------
                                                                         11,756
                                                                    -----------
            COSMETICS AND TOILETRIES - 1.7%
    1,100   Alberto-Culver Company, Class B.......................       28,394
      300   Colgate-Palmolive Company.............................       19,500
    1,100   Kimberly-Clark Corporation............................       71,775
    2,200   Procter & Gamble Company..............................      241,037
                                                                    -----------
                                                                        360,706
                                                                    -----------
            DIVERSIFIED - 1.2%
    1,700   Fortune Brands Inc....................................       56,206
    1,500   Minnesota Mining & Manufacturing Company..............      146,812
      600   Textron Inc...........................................       46,013
                                                                    -----------
                                                                        249,031
                                                                    -----------
            DRUGS - 5.9%
    1,300   American Home Products Corporation....................       51,269
    2,100   Amgen Inc.............................................      126,131
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            DRUGS (CONTINUED)
    3,200   Bristol-Myers Squibb Company..........................  $   205,400
    1,500   Eli Lilly and Company.................................       99,750
    3,600   Merck & Company, Inc..................................      241,425
    9,100   Pfizer Inc............................................      295,181
      100   Pharmacia & Upjohn, Inc...............................        4,500
    2,100   Schering-Plough Corporation...........................       88,594
    1,200   Warner-Lambert Company................................       98,325
                                                                    -----------
                                                                      1,210,575
                                                                    -----------
            ELECTRIC POWER - 1.7%
    1,700   Constell Energy.......................................       49,300
    1,300   Edison International..................................       34,044
    1,000   Entergy Corporation...................................       25,750
    1,800   FirstEnergy Corporation...............................       40,838
      100   Florida Progress Corporation..........................        4,231
    1,700   Public Service Enterprise Group.......................       59,181
    3,100   Southern Company......................................       72,850
      400   Texas Utilities Company...............................       14,225
    1,700   Unicom Corporation....................................       56,950
                                                                    -----------
                                                                        357,369
                                                                    -----------
            ELECTRICAL EQUIPMENT - 0.0%+++
      100   Scientific-Atlanta Inc................................        5,563
                                                                    -----------
            ELECTRONICS - 1.1%
    1,500   Applied Materials Inc.+...............................      190,031
      300   Solectron Corporation.................................       28,538
                                                                    -----------
                                                                        218,569
                                                                    -----------
            ENVIRONMENTAL - 0.2%
      600   Johnson Controls Inc..................................       34,125
                                                                    -----------
            EXPLORATION AND
            DRILLING - 0.0%+++
      100   McDermott International Inc...........................          906
                                                                    -----------
            FINANCIAL SERVICES - 6.4%
    7,300   Citigroup Inc.........................................      405,605
    1,700   Fannie Mae............................................      106,144
    2,800   Fleet Boston Financial Corporation....................       97,475
    2,200   Freddie Mac...........................................      103,538
    1,700   Household International Inc...........................       63,325
      300   Lehman Brothers Holdings Inc..........................       25,406
      500   Marsh & McLennan Companies Inc........................       47,844

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            FINANCIAL SERVICES (CONTINUED)
    1,500   MBNA Corporation......................................  $    40,875
      600   Merrill Lynch & Company Inc...........................       50,100
    1,600   Morgan Stanley Dean Witter & Company..................      228,400
      900   Paine Webber Group, Inc...............................       34,931
    1,400   Providian Financial Corporation.......................      127,488
                                                                    -----------
                                                                      1,331,131
                                                                    -----------
            FOOD PRODUCERS - 1.6%
    2,200   Bestfoods.............................................      115,637
    2,700   ConAgra Inc...........................................       60,919
      100   Quaker Oats Company...................................        6,563
    2,300   Ralston Purina Group..................................       64,113
    4,000   Sara Lee Corporation..................................       88,249
                                                                    -----------
                                                                        335,481
                                                                    -----------
            FOREST AND PAPER
            PRODUCTS - 0.7%
      400   International Paper Company...........................       22,575
      300   Temple-Inland Inc.....................................       19,781
    1,300   Weyerhaeuser Company..................................       93,357
                                                                    -----------
                                                                        135,713
                                                                    -----------
            FURNITURE AND
            APPLIANCES - 0.3%
      100   Black & Decker Corporation............................        5,225
      300   Maytag Corporation....................................       14,400
      500   Whirlpool Corporation.................................       32,531
                                                                    -----------
                                                                         52,156
                                                                    -----------
            INSURANCE - 2.4%
      700   Aetna Life and Casualty Company.......................       39,069
    1,000   Aflac, Inc............................................       47,188
    2,100   American International Group, Inc.....................      227,062
    1,300   Conseco Inc...........................................       23,238
      500   Loews Corporation.....................................       30,344
      100   MBIA Inc..............................................        5,281
    1,100   MGIC Investment Corporation...........................       66,205
    1,800   St. Paul Companies Inc................................       60,638
                                                                    -----------
                                                                        499,025
                                                                    -----------
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            INTERNET - 1.2%
    3,300   America Online Inc....................................  $   248,944
                                                                    -----------
            MACHINERY AND
            EQUIPMENT - 0.3%
      500   Briggs & Stratton Corporation.........................       26,812
      100   Cooper Industries Inc.................................        4,044
      200   Cummins Engine Company, Inc...........................        9,663
      100   Foster Wheeler Corporation............................          888
      400   Ingersoll-Rand Company................................       22,024
                                                                    -----------
                                                                         63,431
                                                                    -----------
            MANUFACTURING - 3.7%
    5,000   General Electric Company++............................      773,750
                                                                    -----------
            MEDIA - 2.2%
    3,100   Comcast Corporation, Class A..........................      156,744
      200   MediaOne Group, Inc.+.................................       15,363
    1,200   Time Warner Inc.......................................       86,925
    3,100   Viacom Inc., Class B..................................      187,356
                                                                    -----------
                                                                        446,388
                                                                    -----------
            MEDICAL PRODUCTS AND
            SUPPLIES - 2.2%
    2,500   Abbott Laboratories...................................       90,781
      400   Allergan, Inc.........................................       19,900
      200   Baxter International Inc..............................       12,563
      200   Becton Dickinson & Company............................        5,350
      700   Cardinal Health, Inc..................................       33,513
    3,200   Johnson & Johnson.....................................      297,999
                                                                    -----------
                                                                        460,106
                                                                    -----------
            MEDICAL SERVICES - 0.5%
      700   Columbia/HCA Healthcare Corporation...................       20,519
      400   Tenet Healthcare Corporation+.........................        9,400
    1,300   United Healthcare Corporation.........................       69,062
                                                                    -----------
                                                                         98,981
                                                                    -----------
            METALS AND MINING - 0.7%
    1,100   Alcan Aluminium Ltd...................................       45,306
      900   Alcoa Inc.............................................       74,700
      600   Barrick Gold Corporation..............................       10,613
      300   Homestake Mining Company..............................        2,344
      400   Inco Ltd.+............................................        9,400
                                                                    -----------
                                                                        142,363
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            NETWORKING EQUIPMENT AND PRODUCTS - 4.1%
    5,600   Cisco Systems, Inc....................................  $   599,900
    2,500   Nortel Networks Corporation...........................      252,500
                                                                    -----------
                                                                        852,400
                                                                    -----------
            OFFICE EQUIPMENT - 0.4%
      900   Ikon Office Solutions Inc.............................        6,131
      800   Lexmark International Group, Inc., Class A............       72,400
                                                                    -----------
                                                                         78,531
                                                                    -----------
            OIL - DOMESTIC - 1.4%
    1,100   Amerada Hess Corporation..............................       62,425
      100   Ashland Inc...........................................        3,294
    1,100   Atlantic Richfield Company............................       95,150
      100   Columbia Energy Group.................................        6,325
      900   Kerr-McGee Corporation................................       55,800
      400   Occidental Petroleum Corporation......................        8,650
      300   Phillips Petroleum Company............................       14,100
    1,500   USX-Marathon Group Inc................................       37,031
                                                                    -----------
                                                                        282,775
                                                                    -----------
            OIL - INTERNATIONAL - 2.0%
      500   Apache Corporation....................................       18,469
    1,400   Chevron Corporation...................................      121,275
    3,200   Royal Dutch Petroleum Company.........................      193,399
    1,400   Texaco Inc............................................       76,038
                                                                    -----------
                                                                        409,181
                                                                    -----------
            OIL AND GAS - 2.0%
    5,216   Exxon Mobil Corporation+..............................      420,214
                                                                    -----------
            OIL FIELD SERVICES &
            EQUIPMENT - 0.3%
    1,300   Halliburton Company...................................       52,325
                                                                    -----------
            PHOTO AND OPTICAL - 0.3%
      800   Eastman Kodak Company.................................       53,000
                                                                    -----------
            PRINTING AND PUBLISHING - 1.1%
      700   Dow Jones & Company Inc...............................       47,600
      700   Gannett Company, Inc..................................       57,094
    2,400   Tribune Company.......................................      132,150
                                                                    -----------
                                                                        236,844
                                                                    -----------
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            RECREATION - 0.6%
      900   Brunswick Corporation.................................  $    20,025
      300   Carnival Corporation..................................       14,344
      600   Harrah's Entertainment Inc.+..........................       15,863
    2,200   Walt Disney Company...................................       64,349
                                                                    -----------
                                                                        114,581
                                                                    -----------
            RESTAURANTS AND LODGING - 0.7%
      400   Cendant Corporation+..................................       10,625
    1,700   Darden Restaurants Inc................................       30,813
      100   McDonald's Corporation................................        4,031
    2,600   Tricon Global Restaurants Inc.+.......................      100,425
                                                                    -----------
                                                                        145,894
                                                                    -----------
            RETAIL - FOOD - 0.6%
      200   Great Atlantic & Pacific Tea Company, Inc.............        5,575
      100   Kroger Company........................................        1,888
    1,600   Safeway, Inc.+........................................       56,899
    2,100   Supervalu Inc.........................................       42,000
      200   SYSCO Corporation.....................................        7,913
                                                                    -----------
                                                                        114,275
                                                                    -----------
            RETAIL - GENERAL - 3.5%
    1,800   Dayton Hudson Corporation.............................      132,187
    1,000   Federated Department Stores, Inc.+....................       50,563
      300   Toys R Us, Inc.+......................................        4,294
    7,700   Wal-Mart Stores, Inc..................................      532,262
                                                                    -----------
                                                                        719,306
                                                                    -----------
            RETAIL - SPECIALTY - 2.7%
      400   Best Buy Company, Inc.................................       20,075
      800   Circuit City Stores - Circuit City Group..............       36,050
    1,100   Gap Inc...............................................       50,600
    4,050   Home Depot Inc........................................      277,677
      600   Limited Inc...........................................       25,988
    1,600   Lowe's Companies Inc..................................       95,600
    1,500   Office Depot, Inc.....................................       16,406
    1,400   TJX Companies Inc.....................................       28,613
      100   Walgreen Company......................................        2,925
                                                                    -----------
                                                                        553,934
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            SEMICONDUCTORS - 2.8%
    4,300   Intel Corporation.....................................  $   353,943
      500   Micron Technology Inc.+...............................       38,875
    1,900   Texas Instruments Inc.................................      184,063
                                                                    -----------
                                                                        576,881
                                                                    -----------
            STEEL - 0.1%
      100   Nucor Corporation.....................................        5,481
    1,300   Worthington Industries................................       21,532
                                                                    -----------
                                                                         27,013
                                                                    -----------
            TELECOMMUNICATIONS - 5.3%
      100   ADC Telecommunications, Inc.+.........................        7,256
    5,100   Lucent Technologies, Inc..............................      381,544
    1,600   Motorola, Inc.........................................      235,600
      600   Nextel Communications Inc.+...........................       61,875
    2,000   QUALCOMM Inc..........................................      352,250
      400   Sprint Corporation (PCS Group)+.......................       41,000
      400   Tellabs, Inc..........................................       25,675
                                                                    -----------
                                                                      1,105,200
                                                                    -----------
            TOBACCO - 0.4%
    2,600   Philip Morris Companies Inc...........................       60,287
      500   UST Inc...............................................       12,594
                                                                    -----------
                                                                         72,881
                                                                    -----------
            TRANSPORTATION - 0.7%
      200   AMR Corporation+......................................       13,400
      600   Burlington Northern Santa Fe Inc......................       14,550
      600   Delta Air Lines, Inc..................................       29,888
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            TRANSPORTATION (CONTINUED)
      400   FDX Corporation.......................................  $    16,375
      200   Kansas City Southern Industries.......................       14,925
    1,500   Union Pacific Corporation.............................       65,437
                                                                    -----------
                                                                        154,575
                                                                    -----------
            UNIT INVESTMENT TRUST - 0.3%
      420   Standard and Poor's 500 Depositary Receipts...........       61,688
                                                                    -----------
            UTILITIES - NATURAL GAS - 0.1%
      700   Coastal Corporation...................................       24,806
                                                                    -----------
            UTILITIES - TELEPHONE - 7.1%
      300   ALLTEL Corporation....................................       24,806
    4,300   AT&T Corporation......................................      218,225
    1,900   Bell Atlantic Corporation.............................      116,969
    5,300   BellSouth Corporation.................................      248,106
    1,300   GTE Corporation.......................................       91,731
    5,400   MCI Worldcom, Inc.....................................      286,538
    6,100   SBC Communications Inc................................      297,374
      700   Sprint Corporation (FON Group)........................       47,119
    2,000   U.S. West Inc.........................................      144,000
                                                                    -----------
                                                                      1,474,868
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $16,131,903)................   20,082,537
                                                                    -----------
INVESTMENT COMPANIES - 2.8%   (Cost $588,000)
  588,000   Nations Cash Reserves#................................      588,000
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                VALUE
--------------------------------------------------------
          TOTAL INVESTMENTS
          (Cost $16,719,903*).....    100.0% $20,670,537
                                             -----------
          OTHER ASSETS AND
          LIABILITIES (NET).......      0.0%
          Cash.............................  $     1,239
          Receivable for Fund shares
          sold.............................       73,134
          Dividends receivable.............       20,314
          Interest receivable..............        1,429
          Receivable for variation
          margin...........................        1,380
          Unamortized organization costs...       12,482
          Variation margin/due to broker...          (31)
          Investment advisory fee
          payable..........................      (11,212)
          Administration fee payable.......       (3,838)
          Shareholder servicing and
          distribution fees payable........      (49,649)
          Accrued Trustees' fees and
          expenses.........................       (3,650)
          Accrued expenses and other
          liabilities......................      (32,601)
                                             -----------
          TOTAL OTHER ASSETS AND
          LIABILITIES (NET)................        8,997
                                             -----------
          NET ASSETS..............    100.0% $20,679,534
                                      =====  ===========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
          investments sold.................  $  (534,753)
          Net unrealized appreciation of
          investments and futures
          contracts........................    3,952,207
          Paid-in capital..................   17,262,080
                                             -----------
          NET ASSETS.......................  $20,679,534
                                             ===========
          NET ASSET VALUE, OFFERING AND
          REDEMPTION PRICE PER SHARE
          ($20,679,534  DIVIDED BY
          1,586,471 shares outstanding)....  $     13.03
                                             ===========

-----------------------------------------------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $4,457,315 and gross depreciation of $532,628 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $16,745,850.
+    Non-income producing security.
++ All or a portion of security segregated as collateral for futures contracts.
+++  Amount represents less than 0.1%.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                VALUE
---------------------------------------------------------------
COMMON STOCKS - 97.1%
          ADVERTISING AND MARKETING SERVICES -
          1.5%
   1,325  Interpublic Group Companies, Inc........  $    76,436
   1,150  Young and Rubicam Inc...................       81,362
                                                    -----------
                                                        157,798
                                                    -----------
          AEROSPACE AND DEFENSE - 1.9%
   3,506  Honeywell International Inc.+...........      202,252
                                                    -----------
          APPAREL AND TEXTILES - 0.6%
   2,400  Jones Apparel Group, Inc.+..............       65,100
                                                    -----------
          AUTOMOBILE PARTS MANUFACTURERS - 0.8%
   3,350  Genuine Parts Company...................       83,122
                                                    -----------
          AUTOMOBILES AND TRUCKS - 3.0%
   4,120  Ford Motor Company......................      220,163
   3,050  ITT Industries, Inc.....................      101,984
                                                    -----------
                                                        322,147
                                                    -----------
          BANKING - 5.6%
   2,175  Bank of New York Inc....................       87,000
   3,275  Chase Manhattan Corporation.............      254,427
   7,525  Mellon Financial Corporation............      256,320
                                                    -----------
                                                        597,747
                                                    -----------
          BEVERAGES - 2.0%
   1,800  Anheuser-Busch Companies, Inc...........      127,575
   2,355  PepsiCo, Inc............................       83,014
                                                    -----------
                                                        210,589
                                                    -----------
          CHEMICALS - BASIC - 1.7%
   1,616  E.I. duPont de Nemours and Company......      106,455
     850  Eastman Chemical Company................       40,534
   1,825  IMC Global, Inc.........................       29,884
                                                    -----------
                                                        176,873
                                                    -----------
          COMPUTER RELATED - 3.7%
   1,550  Adaptec, Inc.+..........................       77,306
   1,275  Apple Computer Inc.+....................      131,086
   2,625  Gateway Inc.............................      189,164
                                                    -----------
                                                        397,556
                                                    -----------
 SHARES                                                VALUE
---------------------------------------------------------------
          COMPUTER SOFTWARE - 5.9%
   1,550  Adobe Systems Inc.......................  $   104,238
   1,850  Computer Associates International
          Inc.....................................      129,384
   6,850  Compuware Corporation...................      255,162
   2,375  Symantec Corporation+...................      139,234
                                                    -----------
                                                        628,018
                                                    -----------
          CONGLOMERATE - 2.0%
   3,275  United Technologies Corporation.........      212,875
                                                    -----------
          COSMETICS AND TOILETRIES - 0.9%
     900  Procter & Gamble Company................       98,606
                                                    -----------
          DIVERSIFIED - 0.9%
   1,300  Textron Inc.............................       99,694
                                                    -----------
          DRUGS - 3.3%
   2,875  Bristol-Myers Squibb Company............      184,539
   4,025  Schering-Plough Corporation.............      169,805
                                                    -----------
                                                        354,344
                                                    -----------
          ELECTRIC POWER - 1.9%
   3,025  DTE Energy Company......................       94,909
   5,300  Energy East Corporation.................      110,307
                                                    -----------
                                                        205,216
                                                    -----------
          ELECTRONICS - 5.5%
   3,950  American Power Conversion Corporation...      104,181
   5,900  Atmel Corporation.......................      174,419
     850  CTS Corporation.........................       64,069
   1,650  LSI Logic Corporation+..................      111,375
   3,075  National Semiconductor Corporation+.....      131,648
                                                    -----------
                                                        585,692
                                                    -----------
          FINANCIAL SERVICES - 5.6%
   4,322  Citigroup Inc...........................      240,141
   5,397  Fleet Boston Financial Corporation......      187,883
   4,230  Paine Webber Group, Inc.................      164,177
                                                    -----------
                                                        592,201
                                                    -----------
          FOOD PRODUCERS - 2.3%
   1,875  General Mills Inc.......................       67,031

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                VALUE
---------------------------------------------------------------
          FOOD PRODUCERS (CONTINUED)
   4,525  Nabisco Group Holdings Corporation......  $    48,078
   1,375  Nabisco Holdings Corporation,
          Class A.................................       43,484
   1,250  Quaker Oats Company.....................       82,032
                                                    -----------
                                                        240,625
                                                    -----------
          FOREST AND PAPER
          PRODUCTS - 1.4%
   1,075  Boise Cascade Corporation...............       43,538
   1,925  International Paper Company.............      108,642
                                                    -----------
                                                        152,180
                                                    -----------
          FURNITURE AND
          APPLIANCES - 2.1%
   2,425  Black & Decker Corporation..............      126,706
   1,550  Whirlpool Corporation...................      100,847
                                                    -----------
                                                        227,553
                                                    -----------
          INSURANCE - 5.5%
   2,025  CIGNA Corporation.......................      163,139
   3,335  Hartford Financial Services
          Group, Inc.**...........................      157,996
   6,650  Lincoln National Corporation Ltd........      266,000
                                                    -----------
                                                        587,135
                                                    -----------
          MEDIA - 1.0%
   2,025  Comcast Corporation, Class A............      102,389
                                                    -----------
          MEDICAL PRODUCTS AND
          SUPPLIES - 1.8%
   2,725  Abbott Laboratories.....................       98,952
   1,050  Johnson & Johnson.......................       97,781
                                                    -----------
                                                        196,733
                                                    -----------
          MEDICAL SERVICES - 2.0%
   5,025  Tenet Healthcare Corporation+...........      118,088
   1,450  Wellpoint Health Networks, Inc.+........       95,609
                                                    -----------
                                                        213,697
                                                    -----------
          METALS AND MINING - 0.6%
     875  Phelps Dodge Corporation................       58,734
                                                    -----------
          OFFICE EQUIPMENT - 4.0%
   2,425  Electronics for Imaging, Inc.+..........      140,953
 SHARES                                                VALUE
---------------------------------------------------------------
          OFFICE EQUIPMENT (CONTINUED)
   3,175  Lexmark International Group, Inc.,
          Class A.................................  $   287,338
                                                    -----------
                                                        428,291
                                                    -----------
          OIL - DOMESTIC - 2.0%
   3,389  Conoco, Inc.............................       84,301
   1,125  Ultramar Diamond Shamrock Corporation...       25,523
   3,975  USX-Marathon Group Inc..................       98,134
                                                    -----------
                                                        207,958
                                                    -----------
          OIL - INTERNATIONAL - 1.4%
   2,540  Royal Dutch Petroleum Company...........      153,511
                                                    -----------
          OIL AND GAS - 2.4%
   3,170  Exxon Mobil Corporation+................      255,383
                                                    -----------
          OIL FIELD SERVICES &
          EQUIPMENT - 0.8%
     975  Halliburton Company.....................       39,244
   1,500  Tosco Corporation.......................       40,781
                                                    -----------
                                                         80,025
                                                    -----------
          RETAIL - GENERAL - 1.7%
   2,500  Dayton Hudson Corporation...............      183,594
                                                    -----------
          RETAIL - SPECIALTY - 4.5%
   4,450  Abercrombie & Fitch Company.............      118,758
   2,775  AnnTaylor Stores Corporation+...........       95,564
   2,575  Circuit City Stores - Circuit City
          Group...................................      116,036
   2,600  Family Dollar Stores....................       42,413
   1,850  Lowe's Companies Inc....................      110,538
                                                    -----------
                                                        483,309
                                                    -----------
          SEMICONDUCTORS - 1.7%
   1,335  Intel Corporation.......................      109,887
   2,275  Intergrated Device Technology, Inc.+....       65,975
                                                    -----------
                                                        175,862
                                                    -----------
          STEEL - 2.6%
   4,225  Bethlehem Steel Corporation+............       35,384
   2,415  Nucor Corporation.......................      132,373
   3,395  USX - U.S. Steel Group Inc..............      112,035
                                                    -----------
                                                        279,792
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

 SHARES                                                VALUE
---------------------------------------------------------------
          TELECOMMUNICATIONS - 2.9%
   2,125  ADC Telecommunications, Inc.+...........  $   154,196
   1,200  CommScope, Inc.+........................       48,375
   1,575  Tellabs, Inc............................      101,095
                                                    -----------
                                                        303,666
                                                    -----------
          UTILITIES - NATURAL GAS - 1.4%
   4,100  Coastal Corporation.....................      145,294
                                                    -----------
          UTILITIES - TELEPHONE - 8.2%
   1,175  ALLTEL Corporation......................       97,158
   4,002  AT&T Corporation........................      203,101
   2,825  BellSouth Corporation...................      132,245
   2,075  GTE Corporation.........................      146,417
   1,928  MCI Worldcom, Inc.......................      102,278
   3,970  SBC Communications Inc..................      193,537
                                                    -----------
                                                        874,736
                                                    -----------
          TOTAL COMMON STOCKS (Cost $9,476,154)...   10,340,297
                                                    -----------
INVESTMENT COMPANIES - 3.5%   (Cost $371,000)
 371,000  Nations Cash Reserves#..................      371,000
                                                    -----------

 SHARES                                                VALUE
          TOTAL INVESTMENTS (Cost $9,847,154*)....        100.6%
          OTHER ASSETS AND LIABILITIES (NET)......         (0.6)%
          Cash.................................................
          Dividends receivable.................................
          Interest receivable..................................
          Unamortized organization costs.......................
          Payable for Fund shares redeemed.....................
          Investment advisory fee payable......................
          Administration fee payable...........................
          Accrued Trustees' fees and expenses..................
          Accrued expenses and other liabilities...............
          TOTAL OTHER ASSETS AND LIABILITIES (NET).............
          NET ASSETS..............................        100.0%
                                                    ===========

                                                VALUE
--------------------------------------------------------
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
          investments sold.................  $  (392,562)
          Net unrealized appreciation of
          investments......................      864,143
          Paid-in capital..................   10,173,192
                                             -----------
          NET ASSETS.......................  $10,644,773
                                             ===========
          NET ASSET VALUE, OFFERING AND
          REDEMPTION PRICE PER SHARE
          ($10,644,773  DIVIDED BY
          1,003,156 shares outstanding)....  $     10.61
                                             ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $1,140,805 and gross depreciation of $334,674 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $9,905,166.
**   Affiliated security.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES                                                 VALUE
-----------------------------------------------------------------
COMMON STOCKS - 63.4%
            ADVERTISING AND MARKETING SERVICES -
            0.9%
       500  Interpublic Group Companies, Inc........  $    28,844
       425  Young and Rubicam Inc...................       30,069
                                                      -----------
                                                           58,913
                                                      -----------
            AEROSPACE AND DEFENSE - 1.3%
     1,509  Honeywell International Inc.+...........       87,050
                                                      -----------
            APPAREL AND TEXTILES - 0.4%
       925  Jones Apparel Group, Inc.+..............       25,091
                                                      -----------
            AUTOMOBILE PARTS MANUFACTURERS - 0.5%
     1,310  Genuine Parts Company...................       32,504
                                                      -----------
            AUTOMOBILES AND
            TRUCKS - 1.7%
     1,730  Ford Motor Company......................       92,447
       625  ITT Industries, Inc.....................       20,898
                                                      -----------
                                                          113,345
                                                      -----------
            BANKING - 3.5%
       885  Bank of New York Inc....................       35,400
     1,190  Chase Manhattan Corporation.............       92,448
     3,055  Mellon Financial Corporation............      104,061
                                                      -----------
                                                          231,909
                                                      -----------
            BEVERAGES - 1.3%
       700  Anheuser-Busch Companies, Inc...........       49,613
       940  PepsiCo, Inc............................       33,135
                                                      -----------
                                                           82,748
                                                      -----------
            CHEMICALS - BASIC - 1.0%
       462  E.I. duPont de Nemours and Company......       30,434
       300  Eastman Chemical Company................       14,306
     1,125  IMC Global, Inc.........................       18,422
                                                      -----------
                                                           63,162
                                                      -----------
            COMPUTER RELATED - 3.7%
       625  Adaptec, Inc.+..........................       31,172
       515  Apple Computer Inc.+....................       52,948
       580  Comverse Technology Inc.................       83,955
     1,065  Gateway Inc.............................       76,747
                                                      -----------
                                                          244,822
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            COMPUTER SOFTWARE - 3.8%
       600  Adobe Systems Inc.......................  $    40,350
       725  Computer Associates International
            Inc.....................................       50,705
     2,700  Compuware Corporation...................      100,574
       950  Symantec Corporation+...................       55,694
                                                      -----------
                                                          247,323
                                                      -----------
            CONGLOMERATE - 1.3%
     1,335  United Technologies Corporation.........       86,775
                                                      -----------
            COSMETICS AND
            TOILETRIES - 0.5%
       300  Procter & Gamble Company................       32,869
                                                      -----------
            DIVERSIFIED - 0.6%
       500  Textron Inc.............................       38,344
                                                      -----------
            DRUGS - 2.2%
     1,200  Bristol-Myers Squibb Company............       77,025
     1,660  Schering-Plough Corporation.............       70,031
                                                      -----------
                                                          147,056
                                                      -----------
            ELECTRIC POWER - 1.3%
     1,225  DTE Energy Company......................       38,434
     2,145  Energy East Corporation.................       44,643
                                                      -----------
                                                           83,077
                                                      -----------
            ELECTRONICS - 3.5%
     1,575  American Power Conversion Corporation...       41,541
     2,250  Atmel Corporation.......................       66,515
       325  CTS Corporation.........................       24,497
       675  LSI Logic Corporation+..................       45,563
     1,225  National Semiconductor Corporation+.....       52,445
                                                      -----------
                                                          230,561
                                                      -----------
            FINANCIAL SERVICES - 3.2%
     1,535  Citigroup Inc...........................       85,288
     1,809  Fleet Boston Financial Corporation......       62,976
     1,510  Paine Webber Group, Inc.................       58,607
                                                      -----------
                                                          206,871
                                                      -----------
            FOOD PRODUCERS - 1.6%
     1,190  General Mills Inc.......................       42,543
     1,525  Nabisco Group Holdings Corporation......       16,203

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES                                                 VALUE
-----------------------------------------------------------------
            FOOD PRODUCERS (CONTINUED)
       395  Nabisco Holdings Corporation,
            Class A.................................  $    12,492
       530  Quaker Oats Company.....................       34,781
                                                      -----------
                                                          106,019
                                                      -----------
            FOREST AND PAPER
            PRODUCTS - 1.3%
     1,025  Boise Cascade Corporation...............       41,513
       775  International Paper Company.............       43,739
                                                      -----------
                                                           85,252
                                                      -----------
            FURNITURE AND
            APPLIANCES - 1.5%
     1,025  Black & Decker Corporation..............       53,556
       675  Whirlpool Corporation...................       43,917
                                                      -----------
                                                           97,473
                                                      -----------
            INSURANCE - 3.3%
       765  CIGNA Corporation.......................       61,630
     1,325  Hartford Financial Services
            Group, Inc.**...........................       62,772
     2,230  Lincoln National Corporation Ltd........       89,200
                                                      -----------
                                                          213,602
                                                      -----------
            MEDIA - 0.6%
       800  Comcast Corporation, Class A............       40,450
                                                      -----------
            MEDICAL PRODUCTS AND SUPPLIES - 1.1%
     1,025  Abbott Laboratories.....................       37,220
       400  Johnson & Johnson.......................       37,250
                                                      -----------
                                                           74,470
                                                      -----------
            MEDICAL SERVICES - 1.1%
     1,565  Tenet Healthcare Corporation+...........       36,778
       525  Wellpoint Health Networks, Inc.+........       34,617
                                                      -----------
                                                           71,395
                                                      -----------
            METALS AND MINING - 0.3%
       300  Phelps Dodge Corporation................       20,138
                                                      -----------
            OFFICE EQUIPMENT - 2.6%
       950  Electronics for Imaging, Inc.+..........       55,219
  SHARES                                                 VALUE
-----------------------------------------------------------------
            OFFICE EQUIPMENT (CONTINUED)
     1,265  Lexmark International Group, Inc.,
            Class A.................................  $   114,482
                                                      -----------
                                                          169,701
                                                      -----------
            OIL - DOMESTIC - 1.3%
     1,342  Conoco, Inc.............................       33,382
       450  Ultramar Diamond Shamrock Corporation...       10,209
     1,575  USX-Marathon Group Inc..................       38,883
                                                      -----------
                                                           82,474
                                                      -----------
            OIL - INTERNATIONAL - 0.9%
     1,005  Royal Dutch Petroleum Company...........       60,740
                                                      -----------
            OIL AND GAS - 1.6%
     1,336  Exxon Mobil Corporation+................      107,632
                                                      -----------
            OIL FIELD SERVICES & EQUIPMENT - 0.5%
       280  Halliburton Company.....................       11,270
       800  Tosco Corporation.......................       21,750
                                                      -----------
                                                           33,020
                                                      -----------
            RETAIL - GENERAL - 1.1%
     1,000  Dayton Hudson Corporation...............       73,438
                                                      -----------
            RETAIL - SPECIALTY - 2.9%
     1,650  Abercrombie & Fitch Company.............       44,034
     1,125  AnnTaylor Stores Corporation+...........       38,742
     1,025  Circuit City Stores - Circuit City
            Group...................................       46,190
     1,050  Family Dollar Stores....................       17,128
       725  Lowe's Companies Inc....................       43,319
                                                      -----------
                                                          189,413
                                                      -----------
            SEMICONDUCTORS - 1.2%
       535  Intel Corporation.......................       44,037
     1,150  Intergrated Device Technology, Inc.+....       33,350
                                                      -----------
                                                           77,387
                                                      -----------
            STEEL - 1.7%
     1,525  Bethlehem Steel Corporation+............       12,772
       965  Nucor Corporation.......................       52,894
     1,345  USX - U.S. Steel Group Inc..............       44,385
                                                      -----------
                                                          110,051
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

  SHARES                                                 VALUE
-----------------------------------------------------------------
            TELECOMMUNICATIONS - 1.9%
       850  ADC Telecommunications, Inc.+...........  $    61,679
       500  CommScope, Inc.+........................       20,156
       625  Tellabs, Inc............................       40,117
                                                      -----------
                                                          121,952
                                                      -----------
            UTILITIES - NATURAL GAS - 0.9%
     1,630  Coastal Corporation.....................       57,763
                                                      -----------
            UTILITIES - TELEPHONE - 5.3%
       470  ALLTEL Corporation......................       38,863
     1,667  AT&T Corporation........................       84,600
     1,125  BellSouth Corporation...................       52,664
       815  GTE Corporation.........................       57,508
       705  MCI Worldcom, Inc.......................       37,409
     1,575  SBC Communications Inc..................       76,781
                                                      -----------
                                                          347,825
                                                      -----------
            TOTAL COMMON STOCKS (Cost $3,748,553)...    4,152,615
                                                      -----------

PRINCIPAL
  AMOUNT
  ------
U.S. TREASURY OBLIGATIONS - 33.1%
            U.S. TREASURY BONDS - 4.1%
$  286,000  6.125% 11/15/27.........................      266,157
                                                      -----------
            U.S. TREASURY NOTES - 29.0%
 1,132,000  5.625% 12/31/02.........................    1,111,126
   840,000  5.625% 05/15/08.........................      790,121
                                                      -----------
                                                        1,901,247
                                                      -----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $2,270,559).....................    2,167,404
                                                      -----------

  SHARES
  ------
INVESTMENT COMPANIES - 33.9%   Cost $2,221,546)
 2,221,546  Nations Cash Reserves#..................  $ 2,221,546
                                                      -----------

                                                 VALUE
---------------------------------------------------------
          TOTAL INVESTMENTS
          (Cost $8,240,658*).......    130.4% $ 8,541,565
                                              -----------
          OTHER ASSETS AND
          LIABILITIES (NET)........    (30.4)%
          Cash..............................  $       865
          Receivable for Fund shares sold...       13,944
          Dividends receivable..............        5,336
          Interest receivable...............       10,021
          Receivable from investment
          advisor...........................        1,431
          Unamortized organization costs....       12,482
          Collateral on securities loaned...   (2,007,246)
          Administration fee payable........       (1,250)
          Accrued Trustees' fees and
          expenses..........................       (3,650)
          Accrued expenses and other
          liabilities.......................      (25,052)
                                              -----------
          TOTAL OTHER ASSETS AND LIABILITIES
          (NET).............................   (1,993,119)
                                              -----------
          NET ASSETS...............    100.0% $ 6,548,446
                                       =====  ===========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
          investments sold..................  $  (289,816)
          Net unrealized appreciation of
          investments.......................      300,907
          Paid-in capital...................    6,537,355
                                              -----------
          NET ASSETS........................  $ 6,548,446
                                              ===========
          NET ASSET VALUE, OFFERING AND
          REDEMPTION PRICE PER SHARE
          ($6,548,446  DIVIDED BY 678,661
          shares outstanding)...............  $      9.65
                                              ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $532,922 and gross depreciation of $245,425 for Federal income tax purposes. At December 31, 1999, the aggregate cost of securities for Federal income tax purposes was $8,254,068.
**   Affiliated security.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment
     Associates, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $2,007,246.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        [Intentionally left blank page]

Nations Funds

 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1999

                                               INTERNATIONAL
                                                  GROWTH       FOCUSED EQUITIES
                                                 PORTFOLIO         PORTFOLIO
                                               -------------   ----------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes
  of $8,445, $4,131, $24, $0, $2,536, $1,317,
  $931 and $375, respectively)...............   $   44,281        $   250,575
Interest.....................................       13,322            265,222
Securities lending...........................           --              8,110
                                                ----------        -----------
    Total investment income..................       57,603            523,907
                                                ----------        -----------

EXPENSES:
Investment advisory fee......................       28,528            439,715
Custodian fees...............................        7,681              3,914
Transfer agent fees..........................          917             13,934
Trustees' fees and expenses..................       16,239             16,175
Administration fee...........................        6,452            113,284
Shareholder servicing and distribution
  fees.......................................        8,573            140,671
Legal and audit fees.........................       18,056             38,224
Amortization of organization costs...........        3,745              3,745
Interest expense.............................           --                 --
Other........................................          527              7,095
                                                ----------        -----------
    Total expenses...........................       90,718            776,757
Fees waived and expenses reimbursed by
  investment adviser,sub-adviser and/or
  distributor................................      (47,866)          (158,006)
Fees reduced by credits allowed by the
  custodian..................................           --             (1,007)
                                                ----------        -----------
    Net expenses.............................       42,852            617,744
                                                ----------        -----------
NET INVESTMENT INCOME/(LOSS).................       14,751            (93,837)
                                                ----------        -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions......................      227,921          3,082,843
  Written Options............................           --           (484,907)
  Foreign currency contracts and foreign
    currency transactions....................       (2,532)             7,820
                                                ----------        -----------
Net realized gain/(loss) on investments......      225,389          2,605,756
                                                ----------        -----------
Change in unrealized
  appreciation/(depreciation) of:
  Securities.................................    1,292,148         28,089,522
  Futures contracts..........................           --                 --
  Foreign currency and net other assets......         (294)                --
                                                ----------        -----------
Net change in unrealized
  appreciation/(depreciation) of
  investments................................    1,291,854         28,089,522
                                                ----------        -----------

Net realized and unrealized gain/(loss) on
  investments................................    1,517,243         30,695,278
                                                ----------        -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................   $1,531,994        $30,601,441
                                                ==========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                  MANAGED      DISCIPLINED    GROWTH &      MANAGED                BALANCED
                                               SMALLCAP INDEX    EQUITY        INCOME        INDEX       VALUE      ASSETS
                                                 PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               --------------  -----------   ---------     ---------   ---------   ---------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes
  of $8,445, $4,131, $24, $0, $2,536, $1,317,
  $931 and $375, respectively)...............     $  51,179     $ 65,196    $   156,827   $   11,584   $ 120,911   $ 50,011
Interest.....................................         4,548       10,337        125,895      189,058      16,479    111,164
Securities lending...........................            65           --          6,111           --         170        589
                                                  ---------     --------    -----------   ----------   ---------   --------
    Total investment income..................        55,792       75,533        288,833      200,642     137,560    161,764
                                                  ---------     --------    -----------   ----------   ---------   --------

EXPENSES:
Investment advisory fee......................        27,461       42,569        251,450       62,246      56,302     35,612
Custodian fees...............................         2,466        1,556          2,865        1,954       1,713      1,494
Transfer agent fees..........................         2,656        1,638          6,136        1,018       2,138      1,401
Trustees' fees and expenses..................         6,317       14,240         14,601        6,317      16,239     16,239
Administration fee...........................        12,181       12,092         64,686       28,314      16,145      9,844
Shareholder servicing and distribution
  fees.......................................        15,731       15,807         80,414       35,936      20,579     13,387
Legal and audit fees.........................         5,650       18,716         29,050       14,462      20,090     14,500
Amortization of organization costs...........         3,745        3,745          3,745        3,745       3,745      3,745
Interest expense.............................            --          114             --           --          --         --
Other........................................            --        1,604            250           --       1,128         --
                                                  ---------     --------    -----------   ----------   ---------   --------
    Total expenses...........................        76,207      112,081        453,197      153,992     138,079     96,222
Fees waived and expenses reimbursed by
  investment adviser,sub-adviser and/or
  distributor................................       (29,157)     (50,051)       (98,746)     (45,639)    (55,576)   (42,164)
Fees reduced by credits allowed by the
  custodian..................................            --          (41)          (735)        (255)        (57)      (257)
                                                  ---------     --------    -----------   ----------   ---------   --------
    Net expenses.............................        47,050       61,989        353,716      108,098      82,446     53,801
                                                  ---------     --------    -----------   ----------   ---------   --------
NET INVESTMENT INCOME/(LOSS).................         8,742       13,544        (64,883)      92,544      55,114    107,963
                                                  ---------     --------    -----------   ----------   ---------   --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions......................      (459,781)     124,855      1,307,074     (431,265)   (252,307)   (74,908)
  Written Options............................            --           --       (258,070)          --          --         --
  Foreign currency contracts and foreign
    currency transactions....................            --           --         (1,282)          --          --         --
                                                  ---------     --------    -----------   ----------   ---------   --------
Net realized gain/(loss) on investments......      (459,781)     124,855      1,047,722     (431,265)   (252,307)   (74,908)
                                                  ---------     --------    -----------   ----------   ---------   --------
Change in unrealized
  appreciation/(depreciation) of:
  Securities.................................       886,856      385,046     17,460,976    2,936,407     366,501     42,469
  Futures contracts..........................            --          239             --        1,573          --         --
  Foreign currency and net other assets......            --           --             --           --          --         --
                                                  ---------     --------    -----------   ----------   ---------   --------
Net change in unrealized
  appreciation/(depreciation) of
  investments................................       886,856      385,285     17,460,976    2,937,980     366,501     42,469
                                                  ---------     --------    -----------   ----------   ---------   --------

Net realized and unrealized gain/(loss) on
  investments................................       427,075      510,140     18,508,698    2,506,715     114,194    (32,439)
                                                  ---------     --------    -----------   ----------   ---------   --------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................     $ 435,817     $523,684    $18,443,815   $2,599,259   $ 169,308   $ 75,524
                                                  =========     ========    ===========   ==========   =========   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 INTERNATIONAL GROWTH
                                                      PORTFOLIO
                                               ------------------------
                                               YEAR ENDED  PERIOD ENDED
                                                12/31/99   12/31/98(A)
                                               ----------  ------------
Net investment income/(loss).................  $   14,751   $   13,160
Net realized gain/(loss) on investments,
  options and foreign currency
  transactions...............................     225,389      (95,792)
Net change in unrealized
  appreciation/(depreciation) of investments
  and assets and liabilities in foreign
  currencies.................................   1,291,854      192,168
                                               ----------   ----------
Net increase/(decrease) in net assets
  resulting from operations..................   1,531,994      109,536
Distributions to shareholders from net
  investment income..........................     (19,866)      (6,673)
Distributions to shareholders in excess of
  net investment income......................          --         (270)
Distributions to shareholders from net
  realized gains.............................    (111,940)          --
Net increase/(decrease) in net assets from
  Fund share transactions....................   2,188,381    2,197,044
                                               ----------   ----------
Net increase/(decrease) in net assets........   3,588,569    2,299,637

NET ASSETS:
Beginning of Period..........................   2,309,637       10,000
                                               ----------   ----------
End of Period................................  $5,898,206   $2,309,637
                                               ==========   ==========
Undistributed net investment income /
  (distributions in excess of net investment
  income) at end of period...................  $   (1,090)  $      (52)
                                               ==========   ==========

-----------------

(a) Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                                            MANAGED SMALLCAP INDEX
                                               FOCUSED EQUITIES PORTFOLIO         PORTFOLIO          DISCIPLINED EQUITY PORTFOLIO
                                               --------------------------  ------------------------  ----------------------------
                                                YEAR ENDED   PERIOD ENDED  YEAR ENDED  PERIOD ENDED   YEAR ENDED    PERIOD ENDED
                                                 12/31/99    12/31/98(A)    12/31/99   12/31/98(A)     12/31/99     12/31/98(A)
                                                ----------   ------------  ----------  ------------   ----------    ------------
Net investment income/(loss).................  $    (93,837) $    28,903   $    8,742   $   19,921    $   13,544     $    9,321
Net realized gain/(loss) on investments,
  options and foreign currency
  transactions...............................     2,605,756      118,670     (459,781)    (277,452)      124,855       (220,287)
Net change in unrealized
  appreciation/(depreciation) of investments
  and assets and liabilities in foreign
  currencies.................................    28,089,522    3,641,292      886,856     (249,248)      385,285        598,113
                                               ------------  -----------   ----------   ----------    ----------     ----------
Net increase/(decrease) in net assets
  resulting from operations..................    30,601,441    3,788,865      435,817     (506,779)      523,684        387,147
Distributions to shareholders from net
  investment income..........................            --      (28,837)      (8,742)     (19,921)      (13,544)        (9,321)
Distributions to shareholders in excess of
  net investment income......................            --           --       (1,765)      (2,955)       (2,847)        (1,477)
Distributions to shareholders from net
  realized gains.............................      (727,438)      (1,193)          --           --            --             --
Net increase/(decrease) in net assets from
  Fund share transactions....................    58,720,835   20,751,772      664,101    6,607,173     2,380,410      4,409,976
                                               ------------  -----------   ----------   ----------    ----------     ----------
Net increase/(decrease) in net assets........    88,594,838   24,510,607    1,089,411    6,077,518     2,887,703      4,786,325

NET ASSETS:
Beginning of Period..........................    24,520,607       10,000    6,097,518       20,000     4,796,325         10,000
                                               ------------  -----------   ----------   ----------    ----------     ----------
End of Period................................  $113,115,445  $24,520,607   $7,186,929   $6,097,518    $7,684,028     $4,796,325
                                               ============  ===========   ==========   ==========    ==========     ==========
Undistributed net investment income /
  (distributions in excess of net investment
  income) at end of period...................  $         --  $        --   $       --   $       --    $       --     $       --
                                               ============  ===========   ==========   ==========    ==========     ==========

-----------------

(a) Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                GROWTH & INCOME PORTFOLIO
                                               ---------------------------
                                                YEAR ENDED   PERIOD ENDED
                                                 12/31/99     12/31/98(A)
                                                ----------   ------------
Net investment income/(loss).................  $   (64,883)   $    24,450
Net realized gain/(loss) on investments,
  options and foreign currency
  transactions...............................    1,047,722       (263,298)
Net change in unrealized
  appreciation/(depreciation) of investments
  and assets and liabilities in foreign
  currencies.................................   17,460,976      2,302,144
                                               -----------    -----------
Net increase/(decrease) in net assets
  resulting from operations..................   18,443,815      2,063,296
Distributions to shareholders from net
  investment income..........................           --        (24,450)
Distributions to shareholders in excess of
  net investment income......................           --         (1,078)
Distributions to shareholders from net
  realized gains.............................           --             --
Net increase/(decrease) in net assets from
  Fund share transactions....................   30,029,023     13,527,928
                                               -----------    -----------
Net increase/(decrease) in net assets........   48,472,838     15,565,696

NET ASSETS:
Beginning of Period..........................   15,575,696         10,000
                                               -----------    -----------
End of Period................................  $64,048,534    $15,575,696
                                               ===========    ===========
Undistributed net investment income /
  (distributions in excess of net investment
  income) at end of period...................  $        --    $        --
                                               ===========    ===========

-----------------

(a) Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                                MANAGED INDEX PORTFOLIO        VALUE PORTFOLIO       BALANCED ASSETS PORTFOLIO
                                               -------------------------  -------------------------  --------------------------
                                               YEAR ENDED   PERIOD ENDED  YEAR ENDED   PERIOD ENDED  YEAR ENDED   PERIOD ENDED
                                                12/31/99    12/31/98(A)    12/31/99    12/31/98(A)    12/31/99     12/31/98(A)
                                               ----------   ------------  ----------   ------------  ----------   ------------
Net investment income/(loss).................  $    92,544   $   56,892   $    55,114   $   19,877   $  107,963    $   37,187
Net realized gain/(loss) on investments,
  options and foreign currency
  transactions...............................     (431,265)    (103,488)     (252,307)    (140,255)     (74,908)     (214,908)
Net change in unrealized
  appreciation/(depreciation) of investments
  and assets and liabilities in foreign
  currencies.................................    2,937,980    1,014,227       366,501      497,643       42,469       258,438
                                               -----------   ----------   -----------   ----------   ----------    ----------
Net increase/(decrease) in net assets
  resulting from operations..................    2,599,259      967,631       169,308      377,265       75,524        80,717
Distributions to shareholders from net
  investment income..........................      (92,544)     (56,892)      (55,114)     (19,877)    (107,963)      (37,187)
Distributions to shareholders in excess of
  net investment income......................       (2,553)      (4,633)       (3,387)        (643)      (2,124)         (649)
Distributions to shareholders from net
  realized gains.............................           --           --            --           --           --            --
Net increase/(decrease) in net assets from
  Fund share transactions....................    8,244,288    9,004,978     4,888,909    5,278,312    2,760,168     3,769,960
                                               -----------   ----------   -----------   ----------   ----------    ----------
Net increase/(decrease) in net assets........   10,748,450    9,911,084     4,999,716    5,635,057    2,725,605     3,812,841

NET ASSETS:
Beginning of Period..........................    9,931,084       20,000     5,645,057       10,000    3,822,841        10,000
                                               -----------   ----------   -----------   ----------   ----------    ----------
End of Period................................  $20,679,534   $9,931,084   $10,644,773   $5,645,057   $6,548,446    $3,822,841
                                               ===========   ==========   ===========   ==========   ==========    ==========
Undistributed net investment income /
  (distributions in excess of net investment
  income) at end of period...................  $        --   $       --   $        --   $       --   $       --    $       --
                                               ===========   ==========   ===========   ==========   ==========    ==========

-----------------

(a) Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 SCHEDULES OF CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------

                                   INTERNATIONAL GROWTH PORTFOLIO              MANAGED SMALLCAP INDEX PORTFOLIO
                           ----------------------------------------------  ----------------------------------------
                                 YEAR ENDED             PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                             DECEMBER 31, 1999       DECEMBER 31, 1998*     DECEMBER 31, 1999   DECEMBER 31, 1998*
                           ----------------------  ----------------------  -------------------  -------------------
                            SHARES      DOLLARS     SHARES      DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS
                            ------      -------     ------      -------    ------    -------    ------    -------
Sold.....................    201,958  $ 2,334,605    225,359  $ 2,210,795  115,662  $1,007,940  671,552  $6,589,984
Issued as reinvestment of
  dividends..............      9,469      131,806        678        6,943    1,150      10,507    2,602      22,876
Repurchased..............    (25,273)    (278,030)    (2,269)     (20,694) (39,780)   (354,346)    (673)     (5,687)
                           ---------  -----------  ---------  -----------  -------  ----------  -------  ----------
Net
  increase/(decrease)....    186,154  $ 2,188,381    223,768  $ 2,197,044   77,032  $  664,101  673,481  $6,607,173
                           =========  ===========  =========  ===========  =======  ==========  =======  ==========

                                     FOCUSED EQUITIES PORTFOLIO                  DISCIPLINED EQUITY PORTFOLIO
                           ----------------------------------------------  ----------------------------------------
                                 YEAR ENDED             PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                             DECEMBER 31, 1999       DECEMBER 31, 1998*     DECEMBER 31, 1999   DECEMBER 31, 1998*
                           ----------------------  ----------------------  -------------------  -------------------
                            SHARES      DOLLARS     SHARES      DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS
                            ------      -------     ------      -------    ------    -------    ------    -------
Sold.....................  3,946,905  $59,984,099  1,889,080  $20,782,314  280,139  $3,169,471  454,328  $4,453,461
Issued as reinvestment of
  dividends..............     48,789      727,437      2,301       30,030    1,458      16,391    1,027      10,798
Repurchased..............   (142,964)  (1,990,701)    (5,861)     (60,572) (72,663)   (805,452)  (4,815)    (54,283)
                           ---------  -----------  ---------  -----------  -------  ----------  -------  ----------
Net
  increase/(decrease)....  3,852,730  $58,720,835  1,885,520  $20,751,772  208,934  $2,380,410  450,540  $4,409,976
                           =========  ===========  =========  ===========  =======  ==========  =======  ==========

----------------------

* Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

--------------------------------------------------------------------------------

                                     GROWTH & INCOME PORTFOLIO                         VALUE PORTFOLIO
                           ----------------------------------------------  ----------------------------------------
                                 YEAR ENDED             PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                             DECEMBER 31, 1999       DECEMBER 31, 1998*     DECEMBER 31, 1999   DECEMBER 31, 1998*
                           ----------------------  ----------------------  -------------------  -------------------
                            SHARES      DOLLARS     SHARES      DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS
                            ------      -------     ------      -------    ------    -------    ------    -------
Sold.....................  2,153,251  $30,512,813  1,290,360  $13,629,359  500,921  $5,318,789  550,414  $5,358,737
Issued as reinvestment of
  dividends..............         --           --      2,092       25,519    5,658      58,501    1,981      20,520
Repurchased..............    (37,540)    (483,790)   (12,725)    (126,950) (45,764)   (488,381) (11,054)   (100,945)
                           ---------  -----------  ---------  -----------  -------  ----------  -------  ----------
Net
  increase/(decrease)....  2,115,711  $30,029,023  1,279,727  $13,527,928  460,815  $4,888,909  541,341  $5,278,312
                           =========  ===========  =========  ===========  =======  ==========  =======  ==========

                                      MANAGED INDEX PORTFOLIO                    BALANCED ASSETS PORTFOLIO
                           ---------------------------------------------  ----------------------------------------
                                 YEAR ENDED            PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                             DECEMBER 31, 1999      DECEMBER 31, 1998*     DECEMBER 31, 1999   DECEMBER 31, 1998*
                           ----------------------  ---------------------  -------------------  -------------------
                            SHARES      DOLLARS     SHARES     DOLLARS    SHARES    DOLLARS    SHARES    DOLLARS
                            ------      -------     ------     -------    ------    -------    ------    -------
Sold.....................    714,740  $ 8,529,730    892,094  $8,962,981  320,303  $3,129,437  400,013  $3,823,085
Issued as reinvestment of
  dividends..............      7,482       95,097      5,558      61,525   11,625     110,087    3,917      37,836
Repurchased..............    (33,590)    (380,539)    (1,813)    (19,528) (48,355)   (479,356)  (9,842)    (90,961)
                           ---------  -----------  ---------  ----------  -------  ----------  -------  ----------
Net
  increase/(decrease)....    688,632  $ 8,244,288    895,839  $9,004,978  283,573  $2,760,168  394,088  $3,769,960
                           =========  ===========  =========  ==========  =======  ==========  =======  ==========

----------------------

* Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      NET REALIZED
                                          NET ASSET                        AND         NET INCREASE/     DIVIDENDS
                                            VALUE         NET          UNREALIZED      (DECREASE) IN     FROM NET
                                          BEGINNING    INVESTMENT    GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                          OF PERIOD  INCOME/(LOSS)     INVESTMENTS    FROM OPERATIONS     INCOME
                                          ---------  -------------   --------------   ---------------   ----------
INTERNATIONAL GROWTH PORTFOLIO
Year ended 12/31/99**...................   $10.28    $        0.06   $         4.35   $          4.41   $    (0.05)
Period ended 12/31/98*..................    10.00             0.06             0.25              0.31        (0.03)(a)

FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/99**...................   $13.00    $       (0.03)  $         6.90   $          6.87           --
Period ended 12/31/98*..................    10.00             0.02             3.00              3.02   $    (0.02)(a)

MANAGED SMALLCAP INDEX PORTFOLIO
Year ended 12/31/99**...................   $ 9.03    $        0.01   $         0.52   $          0.53   $    (0.01)
Period ended 12/31/98*..................    10.00             0.03            (0.97)            (0.94)       (0.03)(a)

DISCIPLINED EQUITY PORTFOLIO
Year ended 12/31/99**...................   $10.62    $        0.02   $         1.02   $          1.04   $    (0.03)
Period ended 12/31/98*..................    10.00             0.02             0.62              0.64        (0.02)(a)

GROWTH & INCOME PORTFOLIO
Year ended 12/31/99**...................   $12.16    $       (0.03)  $         6.73   $          6.70           --
Period ended 12/31/98*..................    10.00             0.02             2.16              2.18   $    (0.02)(a)

MANAGED INDEX PORTFOLIO
Year ended 12/31/99**...................   $11.06    $        0.08   $         1.95   $          2.03   $    (0.06)
Period ended 12/31/98*..................    10.00             0.06             1.07              1.13        (0.07)(a)

VALUE PORTFOLIO
Year ended 12/31/99**...................   $10.41    $        0.07   $         0.19   $          0.26   $    (0.06)
Period ended 12/31/98*..................    10.00             0.04             0.41              0.45        (0.04)(a)

BALANCED ASSETS PORTFOLIO
Year ended 12/31/99**...................   $ 9.68    $        0.20   $        (0.06)  $          0.14   $    (0.17)
Period ended 12/31/98*..................    10.00             0.09            (0.31)            (0.22)       (0.10)(a)

-----------------

* Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
** Per share net investment income has been calculated using the monthly average shares method.
+ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
++   Annualized.
(a) Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Funds

--------------------------------------------------------------------------------

                                          DISTRIBUTIONS       TOTAL          NET ASSET
                                             FROM NET       DIVIDENDS          VALUE
                                             REALIZED          AND             END OF     TOTAL
                                          CAPITAL GAINS   DISTRIBUTIONS        PERIOD    RETURN+
                                          -------------   -------------      ---------   -------
INTERNATIONAL GROWTH PORTFOLIO
Year ended 12/31/99**...................  $       (0.29)  $       (0.34)     $   14.35     43.05%
Period ended 12/31/98*..................             --           (0.03)(a)      10.28      3.11

FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/99**...................  $       (0.16)  $       (0.16)     $   19.71     53.28%
Period ended 12/31/98*..................             --           (0.02)(a)      13.00     30.16

MANAGED SMALLCAP INDEX PORTFOLIO
Year ended 12/31/99**...................             --   $       (0.01)     $    9.55      5.92%
Period ended 12/31/98*..................             --           (0.03)(a)       9.03     (9.35)

DISCIPLINED EQUITY PORTFOLIO
Year ended 12/31/99**...................             --   $       (0.03)     $   11.63      9.75%
Period ended 12/31/98*..................             --           (0.02)(a)      10.62      6.44

GROWTH & INCOME PORTFOLIO
Year ended 12/31/99**...................             --              --      $   18.86     55.10%
Period ended 12/31/98*..................             --   $       (0.02)(a)      12.16     21.80

MANAGED INDEX PORTFOLIO
Year ended 12/31/99**...................             --   $       (0.06)     $   13.03     18.27%
Period ended 12/31/98*..................             --           (0.07)(a)      11.06     11.39

VALUE PORTFOLIO
Year ended 12/31/99**...................             --   $       (0.06)     $   10.61      2.50%
Period ended 12/31/98*..................             --           (0.04)(a)      10.41      4.48

BALANCED ASSETS PORTFOLIO
Year ended 12/31/99**...................             --   $       (0.17)     $    9.65      1.44%
Period ended 12/31/98*..................             --           (0.10)(a)       9.68     (2.23)

                                                                                                          WITHOUT WAIVERS
                                                                                                          AND/OR EXPENSE
                                                                                                          REIMBURSEMENTS
                                                                                                          ---------------
                                                         RATIO OF          RATIO OF                          RATIO OF
                                          NET ASSETS    OPERATING       NET INVESTMENT                       OPERATING
                                            END OF     EXPENSES TO         INCOME TO        PORTFOLIO       EXPENSES TO
                                            PERIOD       AVERAGE            AVERAGE         TURNOVER          AVERAGE
                                             (000)      NET ASSETS        NET ASSETS          RATE          NET ASSETS
                                          ----------   -----------      --------------      ---------       -----------
INTERNATIONAL GROWTH PORTFOLIO
Year ended 12/31/99**...................  $    5,898          1.25%              0.43%            24%               2.64%
Period ended 12/31/98*..................       2,310          1.25++             1.09++           16                4.09++
FOCUSED EQUITIES PORTFOLIO
Year ended 12/31/99**...................  $  113,115          1.10%(b)          (0.17)%          134%               1.38%(b)
Period ended 12/31/98*..................      24,521          1.10(b)++          0.33++          236                1.94(b)++
MANAGED SMALLCAP INDEX PORTFOLIO
Year ended 12/31/99**...................  $    7,187          0.75%              0.14%            55%               1.21%
Period ended 12/31/98*..................       6,098          0.75(b)++          0.49++           44                1.70(b)++
DISCIPLINED EQUITY PORTFOLIO
Year ended 12/31/99**...................  $    7,684          1.00%(b)(c)          0.22%          50%               1.81%(b)
Period ended 12/31/98*..................       4,796          1.00(b)++          0.44++           40                2.41(b)++
GROWTH & INCOME PORTFOLIO
Year ended 12/31/99**...................  $   64,049          1.10%(b)          (0.20)%          110%               1.41%(b)
Period ended 12/31/98*..................      15,576          1.10(b)++          0.40++          184                1.99(b)++
MANAGED INDEX PORTFOLIO
Year ended 12/31/99**...................  $   20,680          0.75%(b)           0.64%            76%               1.07%(b)
Period ended 12/31/98*..................       9,931          0.75(b)++          1.04++           16                1.62(b)++
VALUE PORTFOLIO
Year ended 12/31/99**...................  $   10,645          1.00%(b)           0.67%            82%               1.68%(b)
Period ended 12/31/98*..................       5,645          1.00(b)++          0.83++           27                2.32(b)++
BALANCED ASSETS PORTFOLIO
Year ended 12/31/99**...................  $    6,548          1.00%(b)           2.01%            75%               1.79%(b)
Period ended 12/31/98*..................       3,823          1.00(b)++          2.36++           94                2.71(b)++

-----------------

* Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
** Per share net investment income has been calculated using the monthly average shares method.
+ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
++   Annualized.
(a) Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Funds

 NOTES TO FINANCIAL STATEMENTS                              DECEMBER 31, 1999
--------------------------------------------------------------------------------

Nations Annuity Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eight portfolios: Nations International Growth Portfolio, Nations Marsico Focused Equities Portfolio, Nations Managed SmallCap Index Portfolio, Nations Disciplined Equity Portfolio, Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio and Nations Balanced Assets Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Growth               --  Seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries
                                       outside of the United States and listed on major stock
                                       exchanges primarily in Europe and the Pacific Basin.
Focused Equities                   --  Seeks long-term growth of capital.
Managed SmallCap Index             --  Seeks over the long-term, to provide a total return which
                                       (gross of fees and expenses) exceeds the total return of the
                                       Standard & Poor's SmallCap 600 Index.
Disciplined Equity                 --  Seeks growth of capital by investing in companies that are expected to produce significant increases in earnings per
                                       share.
Growth & Income                    --  Seeks long-term growth of capital with a limited emphasis on income.
Managed Index                      --  Seeks over the long-term, to provide a total return which
                                       (gross of fees and expenses) exceeds the total return of the
                                       Standard & Poor's 500 Composite Stock Price Index.
Value                              --  Seeks growth of capital by investing in companies that are believed to be undervalued.
Balanced Assets                    --  Seeks total return by investing in equity and fixed income securities.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

SECURITIES VALUATION - Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the mean of the last bid and asked prices. Certain securities may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued by the Portfolios' investment adviser, Banc of America Advisors, Inc. ("BAAI"), under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

FUTURES CONTRACTS - The Managed SmallCap Index, Managed Index and Disciplined Equity Portfolios may invest in futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash

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--------------------------------------------------------------------------------

equivalents equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. The Portfolio recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD FOREIGN CURRENCY TRANSACTIONS - Generally, a Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios' investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Net Assets. In addition, the Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations that may differ from generally accepted accounting principles.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for net operating losses and currency gains and losses.

Reclassifications for the year ended December 31, 1999 were as follows:

                                                 INCREASE              DECREASE
                                             UNDISTRIBUTED NET     ACCUMULATED NET      INCREASE/(DECREASE)
PORTFOLIO                                    INVESTMENT INCOME   REALIZED GAIN/(LOSS)     PAID-IN CAPITAL
-----------------------------------------------------------------------------------------------------------
International Growth.......................       $4,077              $(7,532)                $3,455
Focused Equities...........................       93,837              (93,837)                  --
Managed SmallCap Index.....................       1,765                  --                  (1,765)
Disciplined Equity.........................       2,847                  --                  (2,847)
Growth & Income............................       64,883              (64,874)                 (9)
Managed Index..............................       2,553                  --                  (2,553)
Value......................................       3,387                  --                  (3,387)
Balanced Assets............................       2,124                  --                  (2,124)

FEDERAL INCOME TAX - Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

EXPENSES - General expenses of the Trust are allocated to the Portfolios based upon relative net assets or other expense allocation methodologies determined by the nature of the expense in accordance with generally accepted accounting principles. Expenses directly attributable to a Portfolio are charged to such Portfolio's operations. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has, on behalf of the Portfolios, entered into an investment advisory agreement (the "Investment Advisory Agreement") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Portfolio:

                                                              ANNUAL RATE
-------------------------------------------------------------------------
International Growth........................................     0.80%
Focused Equities, Growth & Income...........................     0.75%
Disciplined Equity, Value, Balanced Assets..................     0.65%
Managed SmallCap Index, Managed Index.......................     0.40%

Effective May 14, 1999, the maximum advisory fee payable by the Portfolios decreased by 0.10% of the Portfolios' average daily net assets. The table above shows the current maximum annual rate.

The Trust has, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BAAI and TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of Bank of America, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rate of each Portfolio's average daily net assets:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
Managed SmallCap Index, Managed Index.......................     0.10%
Disciplined Equity, Value, Balanced Assets..................     0.25%

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.45% of each Portfolio's average daily net assets. Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America, owns 50% of the equity of Marsico.

The Trust has, on behalf of the International Growth Portfolio, entered into a sub-advisory agreement with BAAI and Gartmore Global Partners ("Gartmore"). Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly-owned subsidiary of Bank of America and Gartmore U.S. Ltd., an indirect wholly-owned subsidiary of Gartmore Investment Management PLC ("Gartmore PLC"), which is a United Kingdom ("U.K.") holding company for a leading U.K. based international fund management group of companies. National Westminster Bank PLC and its affiliated entities own 100% of the equity of Gartmore PLC. Under the Sub-Advisory Agreement, Gartmore is entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.70% of the Portfolio's average daily net assets.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Portfolios. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Growth Portfolio and 0.23% of the average daily net assets of all other Portfolios of the Trust. Effective May 14, 1999, the combined co-administration fees payable by the

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

Portfolios increased by 0.10% of the Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Portfolios pursuant to an agreement with BAAI. For the year ended December 31, 1999, Stephens and BAAI earned $78,801 and $112,034, respectively, from the Portfolios for their co-administration services.

BAAI and /or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. For the year ended December 31, 1999, BAAI and/or the sub-advisers and Stephens agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Disciplined Equity Portfolio, Value Portfolio and Balanced Assets Portfolio, 0.50% for the Managed SmallCap Index Portfolio and Managed Index Portfolio, 1.10% for the Focused Equities Portfolio and Growth & Income Portfolio and 1.25% for the International Growth Portfolio.

BNY serves as the custodian for the Trust's assets. Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Portfolios' shares, was acquired by PFPC Inc. ("PFPC"). PFPC provides the same services as the transfer agent for the Portfolios' shares as were previously provided by First Data.

Stephens also serves as distributor of the Portfolios' shares.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans that may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BAAI. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of Operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, another registered investment company in the Nations Funds family, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended December 31, 1999, the Portfolios earned $64,088 in the aggregate from such investments, which is included in interest income.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Portfolios have adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the year ended December 31, 1999, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Managed Index Portfolio and the Managed SmallCap Index Portfolio, where there was no waiver of these fees.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 1999, were as follows:

PORTFOLIO                                                       PURCHASES            SALES
----------------------------------------------------------------------------------------------
International Growth........................................  $  2,383,180        $   750,952
Focused Equities............................................   118,408,765         69,674,622
Managed SmallCap Index......................................     4,255,532          3,508,666
Disciplined Equity..........................................     5,307,776          2,990,938
Growth & Income.............................................    62,912,358         33,901,261
Managed Index...............................................    18,620,740         10,799,812
Value.......................................................    11,294,344          6,554,431
Balanced Assets.............................................     5,174,377          2,730,414

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 1999, were as follows:

PORTFOLIO                                                      PURCHASES          SALES
-----------------------------------------------------------------------------------------
Balanced Assets.............................................  $1,578,412        $968,122

5. FUTURES CONTRACTS

At December 31, 1999, the following Portfolios had futures contracts open:

                                                         VALUE OF                               UNREALIZED
                                      NUMBER OF          CONTRACT          MARKET VALUE       APPRECIATION/
DESCRIPTION                           CONTRACTS         WHEN OPENED        OF CONTRACT        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
DISCIPLINED EQUITY:
  S&P 500 Futures (long position)
  expiring March 2000 (a)                 3              $222,399            $222,638             $  239
MANAGED INDEX:
  S&P 500 Futures (long position)
  expiring March 2000 (a)                 8               592,127             593,700              1,573

---------------

(a) Securities have been segregated as collateral for the Disciplined Equity and Managed Index Portfolios for open futures contracts.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

6. WRITTEN OPTIONS

Written options for the Focused Equities and Growth & Income Portfolios for the year ended December 31, 1999, aggregated the following:

                                                    FOCUSED EQUITIES                   GROWTH & INCOME
                                               ---------------------------       ---------------------------
                                               NUMBER OF                         NUMBER OF
SUMMARY OF WRITTEN OPTIONS                     CONTRACTS         PREMIUM         CONTRACTS         PREMIUM
------------------------------------------------------------------------------------------------------------
Outstanding at
  December 31, 1998..........................        0          $       0             0           $       0
  Contracts opened...........................      178            280,753            90             142,726
  Contracts closed...........................     (178)          (280,753)          (90)           (142,726)
                                                  ----          ---------           ---           ---------
Outstanding at
  December 31, 1999..........................        0          $       0             0           $       0
                                                  ====          =========           ===           =========

7. SHARES OF BENEFICIAL INTEREST

At December 31, 1999, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 1999, the Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
------------------------------------------------------------------------------
International Growth........................................         25%
Focused Equities............................................          5
Managed SmallCap Index......................................         67
Disciplined Equity..........................................         15
Growth & Income.............................................          9
Managed Index...............................................         32
Value.......................................................         10
Balanced Assets.............................................         15

8. LINE OF CREDIT

The Trust participates with other Nations Funds advised by BAAI in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

At December 31, 1999, there were no loans outstanding under this Agreement. For the year ended December 31, 1999, borrowings by the Portfolios under the Agreement were as follows:

                                                              AVERAGE AMOUNT           AVERAGE
PORTFOLIO                                                       OUTSTANDING         INTEREST RATE
-------------------------------------------------------------------------------------------------
Disciplined Equity..........................................      $2,142                5.34%

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participates with other Nations Funds advised by BAAI in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Portfolio has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Portfolio is required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the year ended December 31, 1999, there were no borrowings by the Portfolios under the committed line of credit.

9. SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At December 31, 1999, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF        MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES       OF COLLATERAL
---------------------------------------------------------------------------------------------------
Focused Equities............................................     $6,347,458            $6,586,922
Managed Small Cap Index.....................................         26,598                28,507
Growth & Income.............................................      5,207,745             5,309,698
Balanced Assets.............................................      1,960,760             2,007,245

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

10. CAPITAL LOSS CARRYFORWARDS

As of December 31, 1999, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN       EXPIRING IN
PORTFOLIO                                                        2006              2007
-------------------------------------------------------------------------------------------
Managed SmallCap Index......................................    136,811           218,448
Disciplined Equity..........................................     78,483                --
Managed Index...............................................     36,966           221,488
Value.......................................................     79,127           255,423
Balanced Assets.............................................    202,196            74,210

As of December 31, the following Portfolios utilized capital losses during the year as follows:

                                                                  CAPITAL
PORTFOLIO                                                     LOSSES UTILIZED
-----------------------------------------------------------------------------
International Growth........................................     $ 81,556
Disciplined Equity..........................................      113,766
Growth & Income.............................................      104,248

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 1999, the following Portfolios have elected to defer losses occurring between November 1, 1999 and December 31, 1999 under these rules, as follows:

                                                                  CAPITAL              CURRENCY
PORTFOLIO                                                     LOSSES DEFERRED       LOSSES DEFERRED
---------------------------------------------------------------------------------------------------
International Growth........................................     $ 18,985               $1,089
Managed SmallCap Index......................................      373,042                   --
Managed Index...............................................      248,778                   --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2000.

11. SUBSEQUENT EVENT

On January 18, 2000, TradeStreet changed its name to Banc of America Capital Management, Inc. ("BACAP").

Effective May 1, 2000, the Disciplined Equity Portfolio will change its investment objective and principal investment strategies to reflect that it will seek capital appreciation by investing in the common stocks of large and medium-sized U.S. companies that have market capitalizations of $500 million or more. The Portfolio will also change its name to Nations Aggressive Growth Portfolio on the same date.

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 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

Effective May 1, 2000, the Managed SmallCap Index Portfolio will change its investment objective and principal investment strategies to reflect that it will seek investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Stock Price Index. The Portfolio will also change its name to Nations SmallCap Index Portfolio on the same date.

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 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of Nations Annuity Trust

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Growth Portfolio, Nations Marsico Focused Equities Portfolio, Nations Managed SmallCap Index Portfolio, Nations Disciplined Equity Portfolio, Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio and Nations Balanced Assets Portfolio (each a portfolio of Nations Annuity Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended and for the period March 27, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2000